UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
 (Rule 14a-101)

INFORMATION REQUIRED IN
PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

FEDERAL AGRICULTURAL MORTGAGE CORPORATION
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

FEDERAL AGRICULTURAL MORTGAGE CORPORATION

1999 K Street, N.W.
Fourth Floor
Washington, D.C. 20006

TO HOLDERS OF FARMER MAC
VOTING COMMON STOCK

April 2, 2018

Dear Farmer Mac Stockholder:

The Board of Directors of the Federal Agricultural Mortgage Corporation ("Farmer Mac") is pleased to invite you to attend Farmer Mac's 2018 Annual Meeting of Stockholders to be held on Thursday, May 3, 2018, at 8:00 a.m. local time at The Town Hall, 1999 K Street, N.W., First Floor, Washington, D.C. 20006. The Notice of Annual Meeting and Proxy Statement accompanying this letter describe the business to be transacted at the meeting.

We hope you will be able to attend the meeting and suggest you read the enclosed Notice of Annual Meeting and Proxy Statement for information about Farmer Mac and the Annual Meeting of Stockholders. We have also enclosed Farmer Mac's 2017 Annual Report. Although the Annual Report does not constitute proxy soliciting material, we suggest you read it for additional information about Farmer Mac. Please complete, sign, date, and return a proxy card at your earliest convenience to help us establish a quorum and avoid the cost of further solicitation. The giving of your proxy will not affect your right to vote your shares personally if you attend the meeting. If you plan to attend the meeting, please so indicate on the enclosed proxy card.

Sincerely,

Lowell L. Junkins
Chairman of the Board and
Acting President and Chief Executive Officer

FEDERAL AGRICULTURAL MORTGAGE CORPORATION

NOTICE OF ANNUAL MEETING

April 2, 2018

Notice is hereby given that the 2018 Annual Meeting of Stockholders of the Federal Agricultural Mortgage Corporation ("Farmer Mac") will be held on Thursday, May 3, 2018, at 8:00 a.m. local time at The Town Hall, 1999 K Street, N.W., First Floor, Washington, D.C. 20006.

As described in the attached Proxy Statement, the meeting will be held for the following purposes:

•
to elect ten directors, five of whom will be elected by holders of Class A Voting Common Stock and five of whom will be elected by holders of Class B Voting Common Stock, to serve until the next annual meeting of stockholders and until their respective successors are elected and qualified;

•	to ratify the Audit Committee's selection of PricewaterhouseCoopers LLP as Farmer Mac's independent auditor for fiscal year 2018;

•	to approve the extension of the term of and the material terms of performance goals under Farmer Mac's Amended and Restated 2008 Omnibus Incentive Plan;

•	to approve, on an advisory basis, the compensation of Farmer Mac's named executive officers disclosed in the attached Proxy Statement; and

•	to consider and act upon any other business that may properly be brought before the meeting or any adjournment or postponement of the meeting.

Please read the attached Proxy Statement for information on the matters to be considered and acted upon at the meeting.

Eligible holders of record of Farmer Mac's Class A Voting Common Stock and Class B Voting Common Stock at the close of business on March 15, 2018 are entitled to notice of and to vote at the meeting and any adjournment or postponement of the meeting. For at least ten days prior to the meeting, a list of Farmer Mac's stockholders will be available for examination by any stockholder for any purpose germane to the meeting at the offices of Farmer Mac between the hours of 9:00 a.m. and 5:00 p.m. local time.

Whether you intend to be present at the meeting or not, please complete and date the enclosed proxy card, sign it exactly as your name appears on the card, and return it in the postage prepaid envelope. This will ensure the voting of your shares if you do not attend the meeting. The giving of your proxy will not affect your right to vote your shares personally if you attend the meeting. THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF FARMER MAC.

By order of the Board of Directors,

Stephen P. Mullery
Secretary

i

ii

FEDERAL AGRICULTURAL MORTGAGE CORPORATION

1999 K Street, N.W.
Fourth Floor
Washington, D.C. 20006

PROXY STATEMENT
For the Annual Meeting of Stockholders
to be held on May 3, 2018

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of the Federal Agricultural Mortgage Corporation ("Farmer Mac") of proxies from the holders of Farmer Mac's Class A Voting Common Stock and Class B Voting Common Stock (together, the "Voting Common Stock"). Farmer Mac is not soliciting proxies from the holders of its Class C Non-Voting Common Stock. The proxies will be voted at Farmer Mac's 2018 Annual Meeting of Stockholders (the "Meeting"), to be held on Thursday, May 3, 2018, at 8:00 a.m. local time at The Town Hall, 1999 K Street, N.W., First Floor, Washington, D.C. 20006, and at any adjournment or postponement of the Meeting. The Notice of Annual Meeting, this Proxy Statement, and the enclosed proxy card are being mailed to holders of Voting Common Stock on or about April 2, 2018. In this Proxy Statement, "we," "us," and "our" refer to Farmer Mac except as the context otherwise requires or as otherwise noted.

At the Meeting, Farmer Mac's Board of Directors (the "Board of Directors" or "Board") will present for a vote the election of ten members to the Board (Proposal 1), the ratification of the appointment of PricewaterhouseCoopers LLP as Farmer Mac's independent auditor for fiscal year 2018 (Proposal 2), and the approval of the extension of the term of and the material terms of performance goals under Farmer Mac's Amended and Restated 2008 Omnibus Incentive Plan (Proposal 3). The Board will also present for a vote the approval, on an advisory basis, of the compensation of Farmer Mac's named executive officers disclosed in this Proxy Statement (Proposal 4). The Board is not aware of any other matter to be presented for a vote at the Meeting.

Important Notice Regarding the Availability of Proxy Materials for Farmer Mac's Annual Meeting of Stockholders to be held on May 3, 2018: the Proxy Statement, sample proxy cards, and Farmer Mac's 2017 Annual Report are available at www.farmermac.com/investors/financial-information/.

GENERAL INFORMATION

Voting Rights

One of the purposes of the Meeting is to elect ten members to the Board of Directors. Title VIII of the Farm Credit Act of 1971, as amended (the "Act") provides that Farmer Mac's Class A Voting Common Stock may be held only by banks, insurance companies, and other financial institutions or entities that are not Farm Credit System institutions. The Act also provides that Farmer Mac's Class B Voting Common Stock may be held only by Farm Credit System institutions. Holders of Voting Common Stock who are not eligible holders of that stock may not vote the shares held and should dispose of their stock to eligible holders. Farmer Mac has the right, but not the obligation, to repurchase shares of Voting Common Stock from ineligible holders for book value.

The Act provides that five members of the Board will be elected by the holders of the Class A Voting Common Stock (the "Class A Holders") and that five members of the Board will be elected by the holders of the Class B Voting Common Stock (the "Class B Holders"). The remaining five members of the Board are appointed by the President of the United States, with the advice and consent of the United States Senate.

Record Date

The Board of Directors has fixed March 15, 2018 as the record date for the determination of stockholders entitled to receive notice of and to vote at the Meeting. At the close of business on that date, there were issued and outstanding 1,030,780 shares of Class A Voting Common Stock and 500,301 shares of Class B Voting Common Stock, which together constitute the only outstanding capital stock of Farmer Mac entitled to vote at the Meeting. See "Stock Ownership of Directors, Director Nominees, Named Executive Officers, and Certain Beneficial Owners—Principal Holders of Voting Common Stock."

Voting

The presence, in person or by proxy, of the holders entitled to vote at least a majority of Farmer Mac's outstanding Voting Common Stock is required to constitute a quorum at the Meeting. Thus, 765,541 shares of Voting Common Stock must be represented by stockholders present at the Meeting or by proxy to have a quorum.

Proposal 1

Under the Act, the holders of Farmer Mac's Voting Common Stock are entitled to one vote per share, with cumulative voting permitted at all elections of directors. Under cumulative voting, each stockholder is entitled to cast the number of votes equal to the number of shares of the class of Voting Common Stock owned by that stockholder, multiplied by the number of directors to be elected by that class. All of a stockholder's votes may be cast for a single candidate for director or may be distributed among any number of candidates. Class A Holders are entitled to vote only for the five directors to be elected by Class A Holders, and Class B Holders are entitled to vote only for the five directors to be elected by Class B Holders.

A stockholder may withhold a vote from one or more nominees by filling in the circle next to the names of those nominees in the space provided on the proxy card. Under those circumstances, unless other instructions are provided in writing, the stockholder's votes will then be cast evenly among the remaining nominees for its class. Stockholders who intend to cumulate their votes for any nominee are urged to read the instructions on the proxy card and to indicate the manner in which votes shall be cumulated in the space to the right of the applicable nominee name on the proxy card. The five nominees from each class who receive the greatest number of votes will be elected directors. If one or more of the nominees becomes unavailable for election, the Proxy Committee (described below) will cast votes under the authority granted by the enclosed proxy for any substitute or other nominee as the Board of Directors may designate. If proxies are signed and returned but no instructions are indicated on the proxies, the proxies represented by the Class A Voting Common Stock will be voted in favor of the five nominees specified in this Proxy Statement as Class A nominees, with the votes being cast evenly among each of the Class A nominees, and the proxies represented by the Class B Voting Common Stock will be voted in favor of the five nominees specified in this Proxy Statement as Class B nominees, with the votes being cast evenly among each of the Class B nominees.

The election of directors shall be decided by a plurality of the votes cast at a meeting of stockholders by the stockholders entitled to vote in the election of each class of directors. Votes to withhold from all nominees and broker non-votes (as defined below) will have no effect on the outcome of the vote of Proposal 1.

Proposals 2, 3, and 4

Other than the election of directors, the Class A Holders and Class B Holders vote together as a single class on any matter submitted to a vote of the holders of Voting Common Stock. The affirmative vote of a majority of the votes cast by the holders of shares of Farmer Mac's Voting Common Stock entitled to vote and represented in person or by proxy at the Meeting is required for the approval of Proposals 2, 3, and 4. Farmer Mac's Amended and Restated By-Laws (the "By-Laws") provide that "votes cast" do not include abstentions and broker non-votes (as defined below).

Shares of Voting Common Stock represented by proxies marked "Abstain" for any proposal presented at the Meeting (other than Proposal 1 for the election of directors) will be counted for purposes of determining the presence of a quorum, but will not be voted for or against such proposal. Abstentions will have no effect on the outcome of the vote of Proposals 2, 3, or 4.

If a holder of Voting Common Stock holds shares through an account with a bank or broker, the voting of the shares by the bank or broker when the holder does not provide voting instructions is governed by the rules of the New York Stock Exchange ("NYSE"), which allow banks and brokers to vote shares in their discretion on "routine" matters for which their customers do not provide voting instructions. On matters considered "non-routine," banks and brokers may not vote shares without a customer's instructions. A "broker non-vote" occurs when a bank or broker holding the shares has not received voting instructions from its customer and either chooses not to vote those shares on a routine matter at a stockholders' meeting, or is not permitted to vote those shares because a proposal is considered a non-routine matter. Broker non-votes will be counted as shares present at the Meeting for purposes of determining whether a quorum is present, but will not be voted for or against the related proposal.

The ratification of PricewaterhouseCoopers LLP as Farmer Mac's independent auditor for fiscal year 2018 is considered a routine matter. Accordingly, banks and brokers may vote shares on Proposal 2 if they have not received a customer's instructions, and there generally will be no broker non-votes on this proposal unless a bank or broker chooses not to vote shares on Proposal 2.

All other proposals in this Proxy Statement are considered "non-routine" matters, so stockholders must provide their banks or brokers with instructions on how to vote for their shares to be voted. Broker non-votes will have no effect on the outcome of the vote on Proposals 3 and 4 because broker non-votes will not be considered as "votes cast."

Proxy Procedure

Any holder of Voting Common Stock who is unable to attend the Meeting in person will be afforded the right to vote by means of the proxy solicited by the Board of Directors. When a proxy is returned properly completed and signed, the shares it represents must be voted by the Proxy Committee (described below) as directed by the stockholder. If you sign and return your proxy card but do not specify how you want your shares voted, they will be voted as recommended by the Board. Stockholders are urged to specify their choices by marking the appropriate boxes on the enclosed proxy card.

Execution of a proxy will not prevent a stockholder from attending the Meeting, revoking a previously submitted proxy, and voting in person. Any stockholder who gives a proxy may revoke it at any time before it is voted by notifying Farmer Mac's Secretary in writing on a date later than the date of the proxy, by submitting a later dated proxy, or by voting in person at the Meeting. Mere attendance at the Meeting, however, will not constitute revocation of a proxy. Written notices revoking a proxy should be sent to Farmer Mac's Secretary at 1999 K Street, N.W., Fourth Floor, Washington, D.C. 20006.

The Proxy Committee is composed of three executive officers of Farmer Mac – John C. Covington, R. Dale Lynch, and Stephen P. Mullery – and will vote all shares of Voting Common Stock represented by proxies signed and returned by stockholders in the manner specified. The Proxy Committee will also vote the shares represented by proxies in accordance with its members' best judgment on any matters not known at the time this Proxy Statement was printed that may properly be presented for action at the Meeting.

CORPORATE GOVERNANCE MATTERS

Director Independence

The Board of Directors has adopted a formal set of standards to form the basis for determinations of director independence prescribed by NYSE listing requirements. To be considered "independent" for purposes of these standards, the Board must affirmatively determine that a director does not have a material relationship with Farmer Mac or any of its affiliates (as defined in Rule 144(a)(1) under the Securities Act of 1933, as amended, or the "Securities Act") other than as a director of Farmer Mac, either directly or as a partner, stockholder, or officer of an organization that has a relationship with Farmer Mac. The Board broadly considers all relevant facts and circumstances in making an independence determination, including the following criteria, as well as the guidance provided by the NYSE listing standards and any other factors that the Board may deem relevant, in determining whether a director lacks a material relationship with Farmer Mac and therefore is "independent":

(a)
the director is not, and has not been during the preceding three years, an employee of Farmer Mac, and the director has no immediate family member who is, or has been during the preceding three years, an executive officer of Farmer Mac;

(b)
the director has not received, and has no immediate family member who has received, more than $120,000 in direct compensation from Farmer Mac during any twelve-month period within the preceding three years, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service);

(c)
the director is not currently an employee of, and has no immediate family member who is a current partner or executive officer of, any entity that has made payments to, or received payments from, Farmer Mac for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of (i) $1 million and (ii) 2% of such other entity's consolidated gross revenues;

(d)
(i) the director is not a current partner or employee of a firm that is Farmer Mac's internal or external auditor; (ii) the director has no immediate family member who is a current partner of such a firm; (iii) the director has no immediate family member who is a current employee of such a firm and personally works on Farmer Mac's audit; and (iv) the director or an immediate family member was not within the last three years a partner or employee of such a firm and did not personally work on Farmer Mac's audit within that time;

(e)
the director or an immediate family member is not, and has not been during the preceding three years, employed as an executive officer of another company where any of Farmer Mac's present executive officers at the same time serves or served on that company's compensation committee;

(f)
the director is not, and has not been during any of the preceding three fiscal years, affiliated with a tax-exempt organization that received within the preceding three years contributions from Farmer Mac that exceeded in any single fiscal year the greater of (i) $1 million and (ii) 2% of such other organization's consolidated gross revenues;

(g)
the director is not an officer, partner, or employee of, and has no immediate family member who is an officer or partner of, any entity (or affiliate thereof) that (i) is doing business with Farmer Mac (which, for these purposes, includes the origination, or sale to Farmer Mac, of any loans or securities that are currently (A) held on Farmer Mac's balance sheet or (B) off-balance sheet obligations of Farmer Mac), or (ii) holds 5% or greater of Farmer Mac's Class A or Class B Voting Common Stock;

(h)	the director does not hold, and is not a candidate to hold, an elected office of the Federal government;

(i)	the director is not an employee of the Federal government who either is in a position to oversee Farmer Mac's business or is employed by an agency that oversees Farmer Mac's business; and

(j)
the director does not have any other relationships, not described in (a) through (i), with Farmer Mac or the members of management of Farmer Mac or other activities that the Board has determined to be material.

For purposes of the foregoing independence criteria, the term "immediate family member" includes a person's spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone (other than domestic employees) who shares the person's home.

The independence criteria set forth above are included in Farmer Mac's Corporate Governance Guidelines available on Farmer Mac's website, www.farmermac.com, in the "Corporate Governance" portion of the "Investors" section. These criteria meet or exceed all standards for director independence under applicable rules of the Securities and Exchange Commission (the "SEC") and NYSE.

In March 2018, the Board considered all direct and indirect transactions and relationships between each director (either directly or as a partner, stockholder, officer, director, or employee of an entity that has a relationship with Farmer Mac) and Farmer Mac and its management to determine whether any of those transactions or relationships were inconsistent with a determination that the director is independent. As a result of its review, the Board affirmatively determined that each of the following current directors meets the criteria for director independence set forth above and, therefore, is independent: Dennis L. Brack, Chester J. Culver, Richard H. Davidson, James R. Engebretsen, Dennis A. Everson, Sara L. Faivre, Douglas A. Felton, Douglas L. Flory, Mitchell A. Johnson, Clark B. Maxwell, Bruce J. Sherrick, and Myles J. Watts. During the same review, the Board determined that Thomas W. Hill, Lowell L. Junkins, and Douglas E. Wilhelm were not independent for the following reasons:

•
Messrs. Hill and Wilhelm are each currently a party to a service agreement with an entity that holds more than 5% of Farmer Mac's Class B Voting Common Stock, under which each of them serves as an employee of the related stockholder; and

•
Mr. Junkins was appointed as Farmer Mac's Acting President and Chief Executive Officer on December 7, 2017 and is expected to continue to serve in that capacity until his successor is hired by Farmer Mac.

Messrs. Felton and Flory are not standing for re-election at the Meeting. The Board also affirmatively determined that new director nominees Robert G. Sexton and Keri L. Votruba meet the criteria for director independence set forth above and, therefore, are independent.

In determining that each of the current directors other than Messrs. Hill, Junkins, and Wilhelm is independent of Farmer Mac, the Board considered that because financial institutions are required to own Voting Common Stock to participate in some of Farmer Mac's programs, transactions often occur in the ordinary course of business between Farmer Mac and companies or other entities at which some of the current directors or director nominees are or have been officers or directors. In particular, the Board evaluated for each of Messrs. Brack, Everson, and Sexton all transactions between Farmer Mac and the company where each serves as a director. Those transactions included sales of qualified loans and USDA-guaranteed portions and guarantee and long-term standby purchase commitment transactions, as well as the annual amount of guarantee and commitment fees paid to Farmer Mac by that company and any servicing or other fees received by that company from Farmer Mac. In each case, the transactions had terms and conditions comparable to those applicable to entities unaffiliated with Farmer Mac. The Board affirmatively determined that none of the relationships were material for purposes of the independence criteria. For additional information about transactions between Farmer Mac and entities affiliated with its current directors, see "Management's Discussion and Analysis of Financial Condition and Results of Operations—Results of Operations—Related Party Transactions" and Note 3 in Farmer Mac's Annual Report on Form 10-K for the year ended December 31, 2017 filed with the SEC on March 8, 2018.

Board of Directors Meetings and Committees

In 2017, the Board of Directors held a total of nine meetings. Each member of the Board attended 75% or more of the aggregate number of Board meetings and meetings of the committees on which he or she served during 2017. All members of the Board of Directors are expected to attend the Meeting, which is held in conjunction with a regularly scheduled meeting of the Board of Directors. All current members of the Board of Directors attended the 2017 Annual Meeting of Stockholders.

As Chairman of the Board, Lowell L. Junkins generally presides over all meetings of the Board of Directors. However, Farmer Mac's Corporate Governance Guidelines provide that the Chairman or the majority of the Board may designate any other director to preside over executive sessions of non-management directors. Because Mr. Junkins was appointed as Farmer Mac's Acting President and Chief Executive Officer on December 7, 2017 and is expected to continue to serve in that capacity until Farmer Mac hires his successor, the Board designated Dr. Watts (the Vice Chairman of the Board) to serve as the lead independent director to preside over executive sessions of non-management directors.

The Board currently has seven standing committees to assist the Board in performing its responsibilities: Audit Committee, Compensation Committee, Corporate Governance Committee, Credit and Business Development Committee, Finance Committee, Public Policy Committee, and Risk Committee. Each director serves on at least one committee. The Board also has an ad hoc Diversity Committee that meets on an as needed basis and is comprised of the following members: Sara L. Faivre, Mitchell A. Johnson, Lowell L. Junkins, and Myles J. Watts. The Board also forms other ad hoc committees from time to time.

The following table sets forth the standing committees on which each current member of the Board serves:

	Audit	Compensation	Corporate Governance	Credit and Business Development	Finance	Public Policy	Risk
Brack	X		X				X (Chair)
Culver	X	X				X (Chair)	X
Davidson		X (Chair)	X				X
Engebretsen			X		X (Chair)		X
Everson		X		X (Chair)		X
Faivre	X	X	X	X			X
Felton				X		X
Flory	X		X			X
Hill				X	X
Johnson		X			X
Junkins						X
Maxwell	X	X			X
Sherrick	X (Chair)			X	X
Watts			X (Chair)			X	X
Wilhelm				X	X

See "Class A Nominees," "Class B Nominees," and "Directors Appointed by the President of the United States" under "Proposal 1: Election of Directors—Information about Nominees for Directors" for more information about the current members of the Board who are standing for re-election at the Meeting.

The following table sets forth the key responsibilities of each standing Board committee, as well as the number of meetings each committee held during 2017:

Name of Board Committee	Number of Meetings Held in 2017	Key Committee Responsibilities
Audit	6
Engages an independent auditor to audit the financial statements and internal control over financial reporting of Farmer Mac; approves any non-audit services by this independent auditor; reviews the scope of audits as recommended by the independent auditor and Farmer Mac's internal audit function; and assists the Board in overseeing the integrity of financial statements and legal and compliance requirements

Compensation	6	Approves and/or makes recommendations to the Board of Directors on compensation and benefit plans of all directors and executive officers
Corporate Governance	7
Recommends nominees for election to the Board of Directors; reviews and approves corporate governance policies and corporate governance guidelines; resolves conflicts of interest; and exercises certain powers of the Board of Directors during the intervals between meetings of the Board

Credit and Business Development	4
Makes recommendations to the Board of Directors on credit matters;
reviews and approves all policy matters relating to changes to Farmer Mac's credit, collateral valuation, underwriting, and loan diversification standards; monitors Farmer Mac's lines of business and marketing plan; and makes recommendations to the Board of Directors about new business initiatives and related products

Finance	5	Determines Farmer Mac's financial policies and oversees its financial affairs
Public Policy	5	Considers matters of public policy related to Farmer Mac's business, including Farmer Mac's relationship with and policies regarding borrowers, Congress, and governmental agencies
Risk	5
Oversees Farmer Mac's enterprise-wide risk management framework and risk across Farmer Mac as a whole and across all risk types; assists Board of Directors and Farmer Mac's executive officers to identify, evaluate, monitor, and manage or mitigate risks related to Farmer Mac's business

Each of these standing Committees oversees aspects of Farmer Mac's enterprise risk management as described below. See "Proposal 1: Election of Directors" for more information about the Corporate Governance Committee. See "Executive Compensation Governance" for more information about the Compensation Committee. See "Report of the Audit Committee" and "Proposal 2: Selection of Independent Auditor" for more information about the Audit Committee. See "Enterprise Risk Management" for more information about the Risk Committee.

Enterprise Risk Management

Farmer Mac's executive officers have the primary responsibility for managing the risks associated with Farmer Mac's business, including strategic, operational, financial, credit, liquidity and funding, market, security, legal or regulatory, technology, reputational, political, and emerging and other risks. The Board of Directors currently oversees Farmer Mac's enterprise risk primarily through the Risk Committee and the delegation of specific areas of risk by the Board of Directors to the other Board committees, as well as through Farmer Mac's Risk Officer and internal audit and internal credit review functions.

The Risk Committee assists the Board in overseeing the adequacy of Farmer Mac's enterprise-wide risk management program, including the strategies, policies, procedures, and processes established by the Board and Farmer Mac's executive officers to identify, evaluate, monitor, and manage or mitigate major risks both in Farmer Mac's business and facing Farmer Mac from external sources. The Risk Committee also assists the Board in overseeing risk across Farmer Mac as a whole and across all risk areas, in conjunction with other Board committees that oversee specific risk-related issues and areas, and in overseeing the division of risk-related responsibilities to these other Board committees. The other Board committees report on risks within their respective jurisdictions to the Risk Committee, and the Risk Committee provides a report on any identified risks to the full Board at each

Board meeting. Farmer Mac's Risk Officer works with the Board committees in facilitating the evaluation of Farmer Mac's risk tolerance and appetite for specific risks that fall within each Board committee's jurisdiction and in recommending strategies to manage or mitigate these risks. Farmer Mac's Risk Officer is also responsible for assisting Farmer Mac's executive officers in developing and monitoring a risk management program in the context of Farmer Mac's strategic objectives and identifying and monitoring current and emerging risks. Farmer Mac's Risk Officer reports directly to the Risk Committee and regularly updates the Risk Committee on discussions held with management and the other Board committees related to Farmer Mac's risk management program.

Farmer Mac's internal audit function annually compiles a risk assessment and, under the oversight of the Audit Committee, conducts periodic audits of each of the various risk areas within Farmer Mac at least once every three years. The internal credit review function provides an independent assessment of credit risk, reporting directly to the Credit and Business Development Committee.

The following table describes the various risks that each standing Board committee oversees:

Name of Board Committee	Risks Overseen by Board Committee
Audit	Financial reporting and accounting practices of Farmer Mac, as well as primary oversight of whistleblower complaints, allegations of fraud, and regulatory compliance
Compensation
Alignment of Farmer Mac's compensation policies and plans with its overall risk tolerance, as well as oversight of all human resources issues such as employee benefits, employee development and retention, and staff turnover

Corporate Governance	Governance policies of Farmer Mac and compliance with Farmer Mac's code of business conduct and ethics
Credit and Business Development
Credit risks related to Farmer Mac's business, including credit underwriting, loan servicing, documentation, and counterparty risk; customer reputational risks and risks related to the development and maintenance of Farmer Mac's customer relationships

Finance
Farmer Mac's finance-related risks, including asset and liability management, compliance with the Board's capital adequacy, investment, and interest rate risk policies, funding risk, changes in asset values, investment quality, and liquidity

Public Policy	Farmer Mac's exposure to political and regulatory risks
Risk
Farmer Mac's overall enterprise-wide risk management program, risk governance structure, cybersecurity, security breaches, data integrity, business continuity planning, model risk assessment, risk assessment and management practices, and risk tolerance and risk appetite levels

Code of Business Conduct and Ethics

Farmer Mac has adopted a code of business conduct and ethics (the "Code of Conduct") that applies to all directors, officers, employees, and agents of Farmer Mac, including Farmer Mac's principal executive officer, principal financial officer, principal accounting officer, and other senior financial officers. The Code of Conduct was most recently amended in November 2016. A copy of the Code of Conduct is available on Farmer Mac's website, www.farmermac.com, in the "Corporate Governance" portion of the "Investors" section. Farmer Mac will post any amendment to, or waiver from, a provision of the Code of Conduct in that same location on its website. A print copy of the Code of Conduct is available free of charge upon written request to Farmer Mac's Secretary at 1999 K Street, N.W., Fourth Floor, Washington, D.C. 20006.

Stockholder Proposals

Each year, at the annual meeting, the Board of Directors submits to the stockholders its recommended nominees for election as directors. In addition, the Audit Committee's selection of an independent auditor for the year is submitted for stockholder ratification at each annual meeting in accordance with Farmer Mac's By-Laws. The Board of Directors may, upon proper notice, also present other matters to the stockholders for action at an annual meeting, including presenting proposals such as those included in this Proxy Statement for the approval of the extension of the term of and the material terms of performance goals under Farmer Mac's Amended and Restated 2008 Omnibus Incentive Plan and the approval, on an advisory basis, of the compensation of Farmer Mac's named executive officers. In addition to those matters presented by the Board of Directors, the stockholders may be asked to act at an annual meeting upon proposals timely submitted by eligible holders of Voting Common Stock.

Under Rule 14a-8(e) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), proposals of stockholders to be presented at the Meeting were required to be received by Farmer Mac's Secretary on or before December 4,

2017 for inclusion in this Proxy Statement and the accompanying proxy card. Other than the election of ten members to the Board of Directors, the ratification of the appointment of PricewaterhouseCoopers LLP as Farmer Mac's independent auditor for fiscal year 2018, the approval of the extension of the term of and the material terms of performance goals under Farmer Mac's Amended and Restated 2008 Omnibus Incentive Plan, and the approval, on an advisory basis, of the compensation of Farmer Mac's named executive officers disclosed in this Proxy Statement, the Board of Directors knows of no other matters to be presented for action at the Meeting. If any other matters not known at the time this Proxy Statement was printed are properly brought before the Meeting or any adjournment or postponement of the Meeting, the Proxy Committee intends to vote proxies in accordance with its members' best judgment.

Only proper proposals under Rule 14a-8 under the Exchange Act that are timely received will be included in the Proxy Statement and related proxy card for Farmer Mac's 2019 Annual Meeting of Stockholders. If any stockholder eligible to do so intends to present a proposal for consideration at Farmer Mac's 2019 Annual Meeting of Stockholders under Rule 14a-8 under the Exchange Act, Farmer Mac's Secretary must receive the proposal on or before December 3, 2018 to be considered for inclusion in the 2019 Proxy Statement. Proposals should be sent to Farmer Mac's Secretary at 1999 K Street, N.W., Fourth Floor, Washington, D.C. 20006.

The By-Laws provide that stockholders who seek to bring other business before a meeting of stockholders, other than the election of directors, generally must provide notice of that intent not earlier than 120 calendar days nor later than 90 calendar days prior to the first anniversary of the immediately preceding year's annual meeting of stockholders, and, in such notice, provide Farmer Mac with relevant information about the proposal. Any stockholder proposal received by Farmer Mac's Secretary before January 3, 2019 or after February 2, 2019 will be considered untimely and, if presented at the 2019 Annual Meeting of Stockholders, the Proxy Committee, as then constituted, will have the right to exercise discretionary voting authority on that proposal to the extent authorized by Rule 14a-4(c) under the Exchange Act.

For information about stockholders' nominations of individuals to stand for election as a director at an annual meeting, see "Proposal 1: Election of Directors."

Communications with the Board

Stockholders and other interested parties may communicate directly with members of the Board of Directors by writing to them at Federal Agricultural Mortgage Corporation, 1999 K Street, N.W., Fourth Floor, Washington, D.C. 20006.

PROPOSAL 1:
ELECTION OF DIRECTORS

Board Structure

The Act provides that five of Farmer Mac's directors are elected by the Class A Holders and that five directors are elected by the Class B Holders. At the Meeting, ten directors will be elected for one-year terms. All five of the Class A nominees and three of the five Class B nominees currently are members of the Board of Directors. Class B Nominees Robert G. Sexton and Keri L. Votruba are the only nominees who do not currently serve on on Farmer Mac's Board of Directors. The directors elected by the Class A Holders and the Class B Holders at the Meeting will hold office until Farmer Mac's 2019 Annual Meeting of Stockholders, or until their respective successors have been duly elected and qualified.

The Act further provides that the President of the United States appoints five members to the Board of Directors with the advice and consent of the United States Senate (the "Appointed Members"). The Appointed Members serve at the pleasure of the President of the United States. The Board of Directors, after the election at the Meeting, will consist of the five Appointed Members named under "—Information about Nominees for Directors—Directors Appointed by the President of the United States" below (or such other Appointed Members as may be appointed by the President and confirmed by the Senate between March 15, 2018 and May 3, 2018) and the ten members who are elected by the holders of Farmer Mac's Voting Common Stock.

Selection of Director Nominees by Board

The Corporate Governance Committee facilitates the selection of director nominees. Farmer Mac's By-Laws require the Corporate Governance Committee to be comprised of two Appointed Members (one of whom serves as the chairman of the Corporate Governance Committee), two directors who have been elected by the holders of the Class A Voting Common Stock, and two directors who have been elected by the holders of the Class B Voting Common Stock. The Corporate Governance Committee Charter further requires that both the Chairman of the Board and the Vice Chairman of the Board serve on the Corporate

Governance Committee as long as each is determined to be "independent" under the independence criteria set forth in Farmer Mac's Corporate Governance Guidelines. Mr. Junkins, the Chairman of the Board, has been determined not to be independent because he was appointed as Farmer Mac's Acting President and Chief Executive Officer on December 7, 2017 and is expected to continue to serve in that capacity until Farmer Mac hires his successor. The current members of the Corporate Governance Committee are: Appointed Members Watts (chairman of the Corporate Governance Committee) and Faivre; Class A directors Brack and Engebretsen; and Class B directors Davidson and Flory. Mr. Flory is not standing for re-election at the Meeting. As described in more detail under "Corporate Governance Matters—Director Independence," the Board has determined that all of the current members of the Corporate Governance Committee are "independent" as defined under Farmer Mac's Corporate Governance Guidelines, which prescribe independence criteria that meet or exceed all standards for director independence under applicable SEC and NYSE rules. The Corporate Governance Committee Charter and Farmer Mac's Corporate Governance Guidelines are available on Farmer Mac's website, www.farmermac.com, in the "Corporate Governance" portion of the "Investors" section. Print copies of the Corporate Governance Committee Charter and Farmer Mac's Corporate Governance Guidelines are available free of charge upon written request to Farmer Mac's Secretary at 1999 K Street, N.W., Fourth Floor, Washington, D.C. 20006.

In identifying and evaluating potential director candidates, the Corporate Governance Committee adheres to the criteria set forth in the By-Laws and the Corporate Governance Guidelines, as well as a policy statement on directors adopted by the Board that expresses the general principles that should govern director selection and conduct. The Corporate Governance Committee reviews, on an annual basis, the appropriate qualifications, skills, and characteristics required of Board members in the context of the composition of the Board as a whole at that point in time and in accordance with the criteria set forth in the By-Laws. The Corporate Governance Committee's assessment includes a Board member's qualification as to independence, as well as issues of judgment, skills (such as understanding of relevant technologies), and financial expertise, all in the context of an assessment of the perceived needs related to the effective operation of the Board and its committees at that point in time. The Corporate Governance Committee strives to identify and retain as members of the Board individuals who have the qualities, business background, and experience that will enable them to contribute significantly to the development of Farmer Mac's business and its future success.

The Board has determined that its elected members should be comprised of individuals with a variety of business backgrounds and experiences who have a broad perspective and good record of accomplishment as senior members of agricultural or other relevant business entities; as agricultural, rural utility, or commercial lenders; as accountants or auditors; or as entrepreneurs. The Board has also determined that its membership should reflect diversity in the broadest sense, including diversity of geography, background, gender, race and ethnicity, age, and experience and training from different disciplines and industries.

In recommending a nominee for director, the Corporate Governance Committee also considers an individual's ability to represent objectively all of Farmer Mac's stockholders, as well as his or her character, judgment, fairness, and overall ability to serve Farmer Mac. Thus, in addition to considering the current needs of the Board and the quality of an individual's professional background and experience, the Corporate Governance Committee seeks individuals who:

•	have integrity, independence, an inquiring mind, an ability to work with others, good judgment, intellectual competence, and motivation;

•	have the willingness and ability to represent all stockholders' interests, and not just the particular stockholders that elect the director to serve on the Board;

•	have an awareness of, and a sensitivity to, the statutory mandate of Farmer Mac;

•	are willing to commit the necessary time and energy to prepare for and attend Board and committee meetings; and

•
are willing and have the ability to present their views and opinions in a forthright manner, but, upon the conclusion of deliberations, to act in the best interests of Farmer Mac and all of its stockholders, and, once a decision is reached by a majority, to support the decision.

The Corporate Governance Committee and the Board exercise judgment in applying these factors to select director nominees.

In identifying potential candidates for the Board, the Corporate Governance Committee considers suggestions from Board members, management, stockholders, and others. From time to time, the Corporate Governance Committee may retain a search firm to assist in identifying potential candidates and gathering information about the background and experience of those candidates. The Corporate Governance Committee will consider all proposed nominees, including stockholder nominees, in light of the qualifications discussed above and the assessed needs of the Board at the time.

The Corporate Governance Committee recommended five individuals to be considered for election as Class A nominees and five individuals to be considered for election as Class B nominees, and the Board of Directors has approved these recommendations. The individuals recommended by the Corporate Governance Committee are referred to collectively as the "Nominees." The Nominees will stand for election to serve for terms of one year each, or until their respective successors are duly elected and qualified. Eight of the ten Nominees are current members of the Board standing for re-election. AgriBank, FCB, the holder of approximately 40.3% of the Class B Voting Common Stock, recommended to the Corporate Governance Committee that Richard H. Davidson be renominated and that Keri L. Votruba be nominated for election to the Board of Directors. AgFirst, FCB, the holder of approximately 16.8% of the Class B Voting Common Stock, recommended to the Corporate Governance Committee that Robert G. Sexton be nominated for election to the Board of Directors. CoBank, ACB, the holder (along with its wholly-owned subsidiary CoBank, FCB) of approximately 32.6% of the Class B Voting Common Stock, recommended to the Corporate Governance Committee that Thomas W. Hill and Douglas E. Wilhelm be renominated for election to the Board of Directors. No fees were paid to any director search firms or other third parties to assist in identifying and evaluating the Nominees.

Stockholder Director Nominations

Farmer Mac's By-Laws contain, among other provisions, an advance notice of director nomination provision to provide a process for the delivery of timely and proper notices for stockholder nominations. The exclusive means by which eligible holders of Farmer Mac's Class A and Class B Voting Common Stock may nominate an individual to stand for election to the Board at an annual meeting of stockholders are set forth in Farmer Mac's By-Laws and summarized below.

Timely Notice. Stockholders seeking to nominate persons for election to the Board at an annual meeting of stockholders must deliver a timely and proper advance written notice to Farmer Mac, which generally must be received by Farmer Mac's Secretary not earlier than 120 calendar days nor later than 90 calendar days prior to the first anniversary of the immediately preceding year's annual meeting of stockholders. For the 2019 Annual Meeting of Stockholders, Farmer Mac must receive written nominations submitted by the holders of Farmer Mac's Voting Common Stock on or after January 3, 2019 through February 2, 2019, and such submissions shall be directed to Farmer Mac's Secretary at 1999 K Street, N.W., Fourth Floor, Washington, D.C. 20006.

Proper Notice. For a stockholder's advance notice of director nomination to be proper, it must be in proper written form. The content of the advance notice for director nomination must include specified representations from the stockholder and provide detailed information about, among other things, the nominating person, stock ownership and related filing obligations under the Exchange Act, each proposed nominee, and certain compensation arrangements.

Nominee Eligibility. Prospective director nominees must satisfy specified requirements to be eligible for nomination by a stockholder for election as a director, including requirements to deliver a written questionnaire about the background and qualifications of the proposed nominee and a written representation and agreement in the form to be provided by Farmer Mac's Secretary upon written request. The By-Laws also provide that, at a minimum, a proposed nominee must:

•	be a natural person over 21 years of age;

•	be a U.S. citizen (which includes a naturalized citizen);

•	be financially literate (i.e., able to read and understand financial statements and comprehend general financial concepts);

•	have some knowledge about one or more areas of Farmer Mac's business;

•
not (i) have been convicted of any criminal offense involving dishonesty or a breach of trust, (ii) have been found to have violated any provision of the Act, any banking laws, or any federal or state securities laws, including but not limited to, the Securities Act or the Exchange Act, or (iii) had a professional license suspended or revoked; and

•
satisfy such other criteria for service as may be imposed by applicable law, including, but not limited to, the rules and regulations of the SEC and any national securities exchange where Farmer Mac's shares are listed or traded.

Please see Farmer Mac's By-Laws containing the provisions described above, filed by Farmer Mac as Exhibit 3.1 to the Current Report on Form 8-K on August 9, 2017 with the SEC.

Information about Nominees for Director

Each of the Nominees has consented to being named in this Proxy Statement and to serve if elected. Each of the Nominees has been principally employed in his current position for the past five years unless otherwise noted. If any of the ten Nominees named below is unable or unwilling to stand as a candidate for the office of director on the date of the Meeting or at any adjournment or postponement of the Meeting, the proxies received to vote for that Nominee will be voted for any substitute or other nominee as the Board of Directors may designate. The Board of Directors has no reason to believe that any of the Nominees will be unable or unwilling to serve if elected.

The Board of Directors unanimously recommends that Class A Holders and Class B Holders vote FOR all of the Nominees, as applicable, listed below for election as directors.

Class A Nominees

DENNIS L. BRACK, 65, has been a member of the Board of Directors of Farmer Mac since June 7, 2001 and serves as chairman of the Risk Committee and as a member of the Audit Committee and the Corporate Governance Committee. Mr. Brack served as President and Chief Executive Officer of Bath State Bank in Bath, Indiana from 1988 to 2007. He has remained as a director of Bath State Bank and is currently a director of the board of Bath State Bancorp, the holding company for the bank. He served as a member of the board of directors of Franklin County Community Foundation in Brookville, Indiana from 2007 until his retirement from the board in 2016 and served as a member of its Investment Committee from 1999 to 2009. Mr. Brack has recently worked on the steering committees for Comprehensive Plan Development in both Franklin and Union Counties, Indiana. He was also a director of the Indiana Bankers Association from 1994 to 1996 and previously served a three-year term on the Purdue University Dean's Advisory Council for the College of Agriculture. Mr. Brack received his Bachelor of Science in Accounting from Miami University of Ohio.

JAMES R. ENGEBRETSEN, 62, has been a member of the Board of Directors of Farmer Mac since June 5, 2008 and serves as the chairman of the Finance Committee and as a member of the Corporate Governance Committee and the Risk Committee. Mr. Engebretsen has served as an advisor to Epic Ventures since January 2014 and to XIO Group and The RBL Group since June 2016 and October 2016, respectively. Mr. Engebretsen is the former Assistant Dean of the Marriott School of Management at Brigham Young University, where he served as Professor of Finance from 2004 until August 2014. He formerly served as the Managing Director of the Peery Institute of Financial Services at the Marriott School from 2004 to 2006. He joined the Marriott School with nearly fifteen years of work experience at Lehman Brothers, JP Morgan, and Goldman Sachs in New York and Philadelphia. Mr. Engebretsen left Goldman Sachs in 1995 to set up his own hedge fund, Associates Capital Management. He is a registered investment advisor and earned his Master of Business Administration and Bachelor of Science in Economics from Brigham Young University.

DENNIS A. EVERSON, 67, has been a member of the Board of Directors of Farmer Mac since June 3, 2004 and serves as chairman of the Credit and Business Development Committee and as a member of the Compensation Committee and the Public Policy Committee. Mr. Everson currently serves on the board of directors of First Dakota National Bank. Mr. Everson served as Branch Administration Director of First Dakota National Bank from 2009 until his retirement in December 2012. Prior to that, he served as President and Manager of the First Dakota National Bank Agri-business Division starting in 2002. From 1984 until 2002, he was Vice President and Manager of the First Dakota National Bank Agri-business Division. From 2000 until 2002, Mr. Everson was a member of the Federal Home Loan Bank Committee of the American Bankers Association. During 1998, he served as Chairman of the Agricultural & Rural Bankers Committee of the American Bankers Association.

MITCHELL A. JOHNSON, 76, has been a member of the Board of Directors of Farmer Mac since June 12, 1997 and is a member of the Compensation Committee and the Finance Committee. Mr. Johnson is a financial consultant. He is also a trustee of, and during the past several years has served as director for, the Advisors' Inner Circle Funds, the Advisors' Inner Circle Funds II, The Bishop Street Funds, and SEI Funds. Mr. Johnson formerly was President of MAJ Capital Management, Inc., an investment management firm that he founded in 1994 following his retirement from the Student Loan Marketing Association ("Sallie Mae"). During his 21 years with Sallie Mae, Mr. Johnson held numerous positions within that organization including, for the seven years preceding his retirement, Senior Vice President, Corporate Finance. He has been a trustee of Citizens Funds, Rushmore Funds, and Diversified Funds. Mr. Johnson also served as a director of Eldorado Bancshares, Inc., the holding company for Eldorado and Antelope Valley Banks.

CLARK B. MAXWELL, 46, has been a member of the Board of Directors of Farmer Mac since June 5, 2008 and serves as a member of the Finance Committee, the Audit Committee, and the Compensation Committee. Mr. Maxwell is the Chief Operating Officer at Chatham Financial Corp., where he has held various positions since 2002. Chatham provides comprehensive interest rate, commodity, and currency hedging expertise to hundreds of financial institutions, real estate companies, and other institutional clients. From 1998 to 2002, Mr. Maxwell was a Manager at Ernst & Young LLP, where he specialized in audits of financial institutions and served as a derivatives and hedging subject matter expert. Mr. Maxwell was a Postgraduate Technical Assistant at the Financial Accounting Standards Board from 1997 to 1998, where he worked on the development of Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities. Mr. Maxwell is a Certified Public Accountant and a member of the American Institute of Certified Public Accountants. He received his Bachelor of Science, summa cum laude, and Masters in Accounting from Brigham Young University.

Class B Nominees

RICHARD H. DAVIDSON, 73, has been a member of the Board of Directors of Farmer Mac since June 3, 2010 and serves as chairman of the Compensation Committee and as a member of the Corporate Governance Committee and the Risk Committee. Mr. Davidson is presently serving as President of Davidson Farms, Inc. and Vice President of DSF, Inc., which consists of a grain farm, cow/calf herd, and beef cattle operation located south of Columbus, Ohio. Mr. Davidson has been operating Davidson Farms, Inc. since 1970 and, together with his son, operating DSF, Inc. since 2001. Mr. Davidson has served as a member of the AgriBank, FCB board of directors since March 2005, and currently serves on its Finance Committee and Enterprise Risk Management Committee. He also currently serves on the board of the Fayette County Charitable Foundation and was chairman of the Fayette County Planning Commission and the Fayette County Zoning Commission. Mr. Davidson has previously served on the board and as chairman of West Central Ohio Port Authority (railroad), Fayette Landmark, Inc. Co-op Supply Business, and Fayette County Farm Bureau. He has also previously served on the board of the Columbus Production Credit Association, the Southern Ohio Farm Credit Association, Southern State Community College, Robinson Seed Company, Inc. Stock Company, Fayette County Chamber of Commerce, and Royster Clark, Inc. Stock Company (fertilizer and agricultural supply). Mr. Davidson is a graduate of The Ohio State University with a degree in Agricultural Economics.

THOMAS W. HILL, 68, has been a member of the Board of Directors of Farmer Mac since June 7, 2012 and serves as a member of the Credit and Business Development Committee and the Finance Committee. Mr. Hill served until November 2010 as Senior Vice President, Chief Financial and Operations Officer of Farm Credit Bank of Texas. In that role, Mr. Hill was responsible for the financial management, operations and technology, and human resources departments within the finance division of Farm Credit Bank of Texas. In addition, he managed the bank's loan pricing, interest rate risk management, financial planning, financial reporting, and accounting systems. Mr. Hill began his Farm Credit System career in 1974 in the finance and accounting department at the Federal Intermediate Credit Bank of Spokane. In 1987, he transferred to the Farm Credit System Capital Corporation to join the team that monitored the operations of distressed Farm Credit System banks. In 1988, he joined the Farm Credit Bank of Texas, where he was responsible for developing plans for implementing provisions of the Agricultural Credit Act of 1987. Mr. Hill has been a member of System Work Groups addressing the question of how to determine the adequacy of capital for Farm Credit System institutions since the introduction of capitalization regulations in the late 1980s. Within the Farm Credit System, he has also served as chairman of the Capital Adequacy Work Group and was a charter member of the Accounting Standards Work Group. Mr. Hill is a graduate of Texas A&I University (Texas A&M University - Kingsville).

ROBERT G. SEXTON, 58, has operated a citrus growing and packing business since 1983 through a number of entities, including Sexton Grove Holdings, LLC, Sexton Citrus, LLC, Oslo, Inc., and Oslo Packing Company, Inc. He currently serves as President of the Oslo Citrus Growers Association and has been a member of this organization since 1983. Mr. Sexton also co-owns Orchid Island Juice Company, which he and his wife founded in 1989. Mr. Sexton has served on the board of directors of Farm Credit of Florida since 2011, and served as its Chairman from 2015 to 2017. Mr. Sexton has served on the board of directors of McArthur Farms since 2001. He previously served on the board of directors of Farm Credit of South Florida from 1996 until 2010, and served as its Chairman from 2003 to 2005. Mr. Sexton also previously served on the board of directors of AgFirst Farm Credit Bank from 2000 to 2011 and again from 2013 to 2016, and served as its Chairman from 2007 to 2009. Mr. Sexton has also previously served on the boards of several other organizations, including the Indian River Citrus League, the Florida Citrus Packers Association, and Highland Exchange Service Cooperative. Mr. Sexton earned a Bachelor of Science in Business Administration and a Master of Business Administration from the University of Florida.

KERI L. VOTRUBA, 58, has operated a cow/calf business in Nebraska and been engaged in raising various crops, including wheat, corn, beans, and alfalfa, since 1980. Mr. Votruba has served as a member of the AgriBank, FCB board of directors since 2004 and currently serves as its Vice Chairman and as a member of its Audit Committee. He previously served as the Chairman of AgriBank's board from 2010 to 2012 and as a member of its Finance Committee, Human Resources Committee, and Risk Committee. Mr. Votruba also previously served as a member of the board of directors of Farm Credit Services of America from 2001 to 2004. Mr. Votruba earned an Associate's degree in agri-business at East Wyoming College.

DOUGLAS E. WILHELM, 68, has been a member of the Board of Directors of Farmer Mac since June 7, 2012 and serves as a member of the Credit and Business Development Committee and the Finance Committee. Mr. Wilhelm served as Chief Risk Officer for CoBank, ACB from 2001 until 2012, during which time he managed all key risk areas of CoBank, including credit risk, operational risk, asset/liability risk, market risk, and reputational risk. Prior to that, Mr. Wilhelm managed several areas within CoBank, including credit, financial planning, and capitalization functions. Mr. Wilhelm also served on CoBank's Management Executive Committee, Asset/Liability Committee, and Country Risk Committee and was a member of CoBank's Senior Leadership Team. From 1972 to 1988, Mr. Wilhelm held various financial and accounting management functions for the Texas Bank for Cooperatives (a predecessor to CoBank) and Farm Credit Bank of Texas, including chief financial officer of the Texas Bank for Cooperatives from 1980 to 1985. He served on the board of directors of the Food Bank of the Rockies from 2007 until 2013, including as chairman from 2009 until 2011, and rejoined this board again in July 2016 and currently serves as its chairman. He also has served on the board of directors of Ogallala Commons, a rural community non-profit organization, since February 2014 and has served as that organization's chairman of the board since February 2016. Mr. Wilhelm received his Bachelor of Science in Accounting from Texas A&M University.

Directors Appointed by the President of the United States

CHESTER J. CULVER, 52, has been a member of the Board of Directors of Farmer Mac since April 4, 2012 and serves as the chairman of the Public Policy Committee and as a member of the Audit Committee, the Compensation Committee, and the Risk Committee. In 2006, Gov. Culver was elected and served as Governor of the State of Iowa from 2006 until 2010. Prior to that time, Gov. Culver served as Secretary of State for the State of Iowa from 1998 to 2006. A graduate of Virginia Polytechnic Institute and State University, Gov. Culver began his career as an environmental and consumer advocate in the Iowa Attorney General's Office. After receiving his Master of Arts in Teaching at Drake University in 1994, he taught government and history in Des Moines, Iowa, where he also coached football and basketball. Gov. Culver has served the National Governors Association as Chairman of both the Governors Wind Energy Coalition and Governors Biofuels Coalition. He was elected as the Federal Liaison to the U.S. Congress by the Democratic Governors Association and served as a member of the Democratic Governors Executive Committee. Gov. Culver is the founder of the Chet Culver Group, a renewable energy and infrastructure consultancy firm.

SARA L. FAIVRE, 53, has been a member of the Board of Directors of Farmer Mac since September 30, 2010 and serves as a member of the Audit Committee, the Compensation Committee, the Corporate Governance Committee, the Credit and Business Development Committee, and the Risk Committee. Since 2015, Dr. Faivre has been President of Sara Faivre Executive Mentoring, which provides executive coaching and leadership development consulting to emerging technology, biotechnology, and agricultural firms. In March 2018, Dr. Faivre was appointed to serve on the board of directors of One More Cloud, an early-stage provider of hosted web search solutions. Dr. Faivre also co-owns and is an advisory partner of Wild Type Ranch along with her husband, Ralph Mitchell. She has operated Wild Type Ranch since 2005. Dr. Faivre co-founded GenomicFX, a livestock genomics company, and served as Vice President of Bioinformatics and Vice President of Swine Business Development from 2000 to 2001. In 2001, she co-founded ViaGen, Inc., a livestock genetic improvement company, where she served in several capacities, including President, from 2001 to 2006. Dr. Faivre has held research positions as a staff scientist with the United States Department of Agriculture on the Bovine Genome Project and with the University of Iowa on the Human Genome Project. Her academic career also includes faculty appointments at the University of Illinois and Texas A&M University. Dr. Faivre is also a board leadership fellow in the National Association of Corporate Directors where she focuses on training in compensation, cyber security, and risk and serves on the advisory board for the Austin chapter of this association. Dr. Faivre graduated with honors from Iowa State University with a Bachelor of Science in Agricultural Business and Animal Science in 1986, and she earned her Ph.D. in Genetics from Texas A&M in 1991.

LOWELL L. JUNKINS, 74, has been a member of the Board of Directors of Farmer Mac since June 13, 1996, and Chairman of the Board since September 30, 2010. He previously served as Vice Chairman of the Board from December 5, 2002 to September 30, 2010 and Acting Chairman of the Board from September 15, 2008 to September 30, 2010. Effective December 7, 2017, the Board appointed Mr. Junkins as Acting President and Chief Executive Officer of Farmer Mac. Mr. Junkins serves as a member of the Public Policy Committee. He was appointed to the Board of Directors by President Clinton in April 1996 while the Senate was in recess and was confirmed by the Senate on May 23, 1997 and was reconfirmed by the Senate on June 3, 2003 and on September 30, 2010. Mr. Junkins has worked as a political affairs consultant for Lowell Junkins & Associates in Des Moines, Iowa since 1987. He owns and operates Hillcrest Farms in Montrose, Iowa, where he served as Mayor from 1971 to 1972. From 1974 through 1985, Mr. Junkins served as an Iowa State Senator, including as minority leader and majority leader from 1981 to 1985.

BRUCE J. SHERRICK, 54, has been a member of the Board of Directors of Farmer Mac since April 3, 2012 and serves as chairman of the Audit Committee and as a member of the Credit and Business Development Committee and the Finance Committee. Dr. Sherrick has held the Marjorie and Jerry Fruin Professorship since 2013 and has served as the Director of the TIAA Center for Farmland Research in the Department of Agricultural and Consumer Economics since 2014 at the University of Illinois. Dr. Sherrick teaches undergraduate and graduate courses in applied finance and financial modeling and has experience in credit risk assessment, credit evaluation, farmland valuation, capital modeling, crop insurance, and development of computerized decision aids. He also has taught banking seminars and Basel-related sessions to international banking audiences and has developed and supported risk-based capital stress tests. Dr. Sherrick earned his Ph.D. from The Ohio State University with subject matter fields in Finance and Marketing. Dr. Sherrick is also currently managing partner of integrated Financial Analytics & Research (iFAR), a consulting firm that specializes in credit risk assessment and modeling of agricultural finance institutions.

MYLES J. WATTS, 67, has been a member of the Board of Directors of Farmer Mac since September 30, 2010 and serves as Vice Chairman of the Board, chairman of the Corporate Governance Committee, and as a member of the Public Policy Committee and the Risk Committee. Dr. Watts is a professor emeritus in the Department of Agricultural Economics and Economics at Montana State University, where he has been a member of the faculty since 1978 and previously served as the head of the Department for 17 years, He currently also serves as an actuary for Watts and Associates, Inc. He has also served in various editorial capacities for the Journal of Agricultural and Resource Economics and has advised many governments and private organizations, including large international reinsurance companies, on an array of financial issues, mostly focusing on agricultural insurance. He was one of the primary organizers of the International Institute for Agricultural Risk Management and currently serves as a board member or in other leadership positions for a variety of nonprofit economic education groups. He has substantial experience with large reinsurance companies in various capacities. Dr. Watts received his Ph.D. from the University of Nebraska in 1978.

In addition to the affiliations set forth above, the Nominees and Appointed Members are active in many local and national trade, commodity, charitable, educational, and religious organizations.

Qualifications, Attributes, Skills, and Experience To Be Represented on the Board

The Corporate Governance Committee has identified particular qualifications, attributes, skills, and experience that are important to be represented on the Board as a whole in light of Farmer Mac's current needs and business priorities. Farmer Mac's business is focused primarily on agricultural, agribusiness, and rural utilities lending. Therefore, the Corporate Governance Committee believes that the Board should include some directors who possess knowledge of the underlying industries, as well as experience in marketing and lending. Messrs. Brack, Everson, Hill, and Wilhelm bring to the Board the necessary lending expertise; Dr. Faivre and Messrs. Everson and Sexton bring to the Board appropriate marketing experience; and Drs. Faivre and Watts and Messrs. Davidson, Junkins, Sexton, and Votruba bring to the Board direct experience in agriculture.

Farmer Mac's business also involves complicated financial transactions and complex accounting issues. Therefore, the Corporate Governance Committee believes that the Board should include some directors with a high level of financial literacy or accounting training or experience. Messrs. Brack, Davidson, Engebretsen, Everson, Hill, Johnson, Maxwell, Sexton, Votruba, and Wilhelm and Drs. Sherrick and Watts bring to the Board that high level of financial literacy or accounting training or experience.

As a Congressionally chartered, highly regulated, government-sponsored enterprise, Farmer Mac is required to comply with a variety of regulatory and statutory requirements and be aware of developments in the political arena. Therefore, the Corporate Governance Committee believes that governmental or political expertise should be represented on the Board. That governmental or political experience is brought to the Board by Drs. Sherrick and Watts and Messrs. Culver and Junkins, all of whom were appointed to the Board by the President of the United States and confirmed by the Senate.

The fact that a director is not named in the discussion of a particular attribute does not mean that the director does not possess that qualification or skill, but rather that it is not a specific area of focus or expertise on which the Board currently relies.

Compensation of Directors

In November 2016, the Board approved the same level of director compensation for 2017 as had been in effect for 2016 in the form of the base annual cash retainer payable to each director ($58,400) and the targeted value for the annual equity award granted to each director ($50,000). At that time, the Board also approved incremental annual cash retainers payable to certain Board members as follows:

•
maintain the 2016 levels of the incremental annual cash retainers payable to the Chairman of the Board ($40,000), Vice Chairman of the Board ($20,000), and Chairman of the Audit Committee ($12,000) for 2017;

•	increase the incremental annual cash retainer payable to the Chairman of the Compensation Committee from $6,500 to $10,000, effective January 1, 2017; and

•	establish new incremental annual cash retainers payable starting in 2017 to the Chairman of the Risk Committee ($10,000) and the Chairman of the Corporate Governance Committee ($12,000).

No director who serves as chairman of any of the four committees designated to receive an incremental annual cash retainer will be entitled to receive it if that director is already receiving the incremental annual cash retainer payable to the Chairman of the Board or the Vice Chairman of the Board. Because the Chairman of the Corporate Governance Committee currently also serves as the Vice Chairman of the Board, the incremental retainer that would be payable to the chairman of that committee is not currently paid.

In November 2017, the Board approved an increase to the base annual cash retainer payable to each director for 2018 from $58,400 to $62,000. This $3,600 increase brought the overall targeted total compensation per director to $112,000 per year when considering the $50,000 targeted value for the annual equity award to each director. The $3,600 increase represents a 3.3% increase compared to the previous overall targeted total compensation of $108,400 per year. The Board made no other changes to director compensation for 2018, including no changes to the incremental annual cash retainers for certain Board members described above.

The aggregate amount of cash compensation (including payments in lieu of dividends paid on vested restricted stock) received by all persons who served on the Board of Directors in 2017 was approximately $991,000. In addition to the cash compensation, Farmer Mac also reimburses directors for expenses incurred in performing their duties as directors and pays for continuing education related to their service as directors on the Board. In lieu of all or a portion of their cash retainers, directors may elect to receive shares of Class C Non-Voting Common Stock on a quarterly basis based on the fair market value on the date of acquisition.

On March 14, 2017 and March 13, 2018, each Board member was granted 869 and 635 shares, respectively, of restricted Class C Non-Voting Common Stock under Farmer Mac's Amended and Restated 2008 Omnibus Incentive Plan. The number of shares granted was calculated in accordance with the Board's policy on equity compensation grants using a targeted value of $50,000 per year to be delivered to each director and an average stock price over the previous 30 calendar days ending on the date that was seven calendar days prior to the Compensation Committee meeting at which the grants were approved. Based on the stock price at the time of the grant, the actual value on the date of the grant was approximately $53,000 to each director for the stock granted in March 2017 and approximately $55,000 to each director for the stock granted in March 2018. All of the shares of restricted stock granted to each director in 2017 vested on March 31, 2018. All of the shares of restricted stock granted to each director in 2018 will vest on March 31, 2019 if the director is serving on the Board on that date.

The following table sets forth the compensation awarded during 2017 to each person who served on the Board during 2017 other than Mr. Junkins, whose compensation is reported in the Summary Compensation Table on page 33:

Name	Fees Earned or Paid in Cash[1]	Restricted Stock Awards [2]	All Other Compensation[3]	Total
Dennis L. Brack	$70,340	$52,870	$2,205	$125,415
Chester J. Culver	58,400	52,870	2,205	113,475
Richard H. Davidson	68,400	52,870	2,205	123,475
James R. Engebretsen	58,400	52,870	2,205	113,475
Dennis A. Everson	58,400	52,870	2,205	113,475
Sara L. Faivre	58,400	52,870	2,205	113,475
Douglas A. Felton	58,400	52,870	1,340	112,610
Douglas L. Flory	58,400	52,870	2,205	113,475
Thomas W. Hill	58,400	52,870	2,205	113,475
Mitchell A. Johnson	58,400	52,870	2,205	113,475
Clark B. Maxwell	58,400	52,870	2,205	113,475
Bruce J. Sherrick	58,759	52,870	2,205	113,834
Myles J. Watts	78,400	52,870	2,205	133,475
Douglas E. Wilhelm	58,400	52,870	2,205	113,475

1 Includes amounts that the following directors earned during 2017 and voluntarily used to purchase, at market value, newly issued Class C Non-Voting Common Stock in lieu of receiving some or all of their retainers in cash: Mr. Everson ($6,222), Dr. Sherrick ($2,006), and Mr. Maxwell ($14,047). The amount of shares of Class C Non-Voting Common Stock received by these directors was based on the closing price of the Class C Non-Voting Common Stock, as reported by the NYSE, on the last business day of each quarter from March 31, 2017 to December 31, 2017. The amounts shown for Mr. Brack and for Dr. Sherrick reflect the prorated portions of incremental annual cash retainers related to Mr. Brack becoming Chairman of the Risk Committee and Dr. Sherrick becoming Chairman of the Audit Committee on December 21, 2017.

2 The grant date fair value of each share of restricted stock awarded to all sitting members of the Board on March 14, 2017 was $60.84, which was the closing price of the Class C Non-Voting Common Stock on that date as reported by the NYSE.

3 The amount received by each director during 2017 in the category "All Other Compensation" consists of the payment of cash in lieu of dividends that would have been paid on restricted stock that was granted in March 2016 (in the case of Mr. Felton, in May 2016, when he joined the Board) and that vested on March 31, 2017.

STOCK OWNERSHIP OF DIRECTORS, DIRECTOR NOMINEES, NAMED EXECUTIVE OFFICERS,
AND CERTAIN BENEFICIAL OWNERS

Directors, Director Nominees, and Named Executive Officers

As of March 16, 2018, the sitting members of the Board of Directors, nominees for election as directors, and named executive officers of Farmer Mac listed in the table below may be deemed to be "beneficial owners" of the indicated number of equity securities of Farmer Mac, as defined by the rules of the SEC. Farmer Mac's Voting Common Stock may be held only by banks, insurance companies, and financial institutions and Farm Credit System institutions, and may not be held by individuals. Accordingly, no director or named executive officer owns, directly or indirectly, any shares of any class of Voting Common Stock. Furthermore, Appointed Members may not be officers or directors of financial institutions or Farm Credit System institutions and may not be beneficial owners (through affiliation) of Voting Common Stock. There are no ownership restrictions on the Class C Non-Voting Common Stock. For information about the beneficial owners of 5% or more of the Voting Common Stock, see "—Principal Holders of Voting Common Stock."

	Voting Common Stock		Non-Voting Common Stock[1]
	Class A or Class B Shares (#)	Percent of Class	Class C Shares (#)	Percent of Class
Lowell L. Junkins	—	—	5,564	*
R. Dale Lynch	—	—	39,869	*
John C. Covington	—	—	21,114	*
Stephen P. Mullery	—	—	43,606	*
Dennis L. Brack	—	—	7,878	*
Chester J. Culver	—	—	2,798	*
Richard H. Davidson	—	—	9,659	*
James R. Engebretsen	—	—	5,628	*
Dennis A. Everson	—	—	1,087	*
Sara L. Faivre	—	—	4,391	*
Douglas A. Felton	—	—	2,044	*
Douglas L. Flory	—	—	3,999	*
Thomas W. Hill	—	—	4,468	*
Mitchell A. Johnson	—	—	13,444	*
Clark B. Maxwell	—	—	27,061	*
Robert G. Sexton	—	—	—	—
Bruce J. Sherrick	—	—	10,719	*
Keri L. Votruba	—	—	—	—
Myles J. Watts	—	—	12,869	*
Douglas E. Wilhelm	—	—	9,568	*
Timothy L. Buzby	—	—	—	—
All directors and current executive officers as a group (18 persons)[2]	—	—	225,766	2.48%

* Less than 1%.

1 Does not include shares of restricted stock previously granted but scheduled to vest after May 15, 2018. Includes shares of Class C Non-Voting Common Stock underlying stock appeciation rights (SARs) that may be acquired within 60 days through the exercise of vested SARs as follows: Mr. Lynch, 24,981 shares; Mr. Covington, 11,721 shares; and Mr. Mullery, 32,812 shares. Because each SAR represents the right to receive, upon exercise, an amount equal to the excess, if any, of the fair market value of a share of Farmer Mac’s Class C Non-Voting Common Stock on the date of exercise over the grant price, the actual number of shares of Class C Non-Voting Common Stock that will be received by each person upon exercise of SARs cannot be determined at this time. Therefore, the number of shares of Class C Non-Voting Common Stock beneficially owned by each named executive officer reflected in the table above related to SARs is higher than the number of shares of Class C Non-Voting Common Stock that each named executive officer will actually receive upon exercise of any vested SARs. Farmer Mac has not granted any SARs to Mr. Junkins. As a result of Mr. Buzby's termination of employment as Farmer Mac's President and Chief Executive Officer in December 2017, he forfeited all shares of unvested restricted stock and unvested and unexercised vested SARs.

2 Group does not include Timothy L. Buzby, whose employment as Farmer Mac's President and Chief Executive Officer was terminated in December 2017, or Robert G. Sexton or Keri L. Votruba, who are nominees for election as directors on the Board and do not currently serve as directors of Farmer Mac.

Principal Holders of Voting Common Stock

To Farmer Mac's knowledge, as of March 16, 2018, the following institutions are the beneficial owners of either 5% or more of the outstanding shares of Farmer Mac's Class A Voting Common Stock or Class B Voting Common Stock, and/or 5% or more of the total number of outstanding shares of Farmer Mac's Voting Common Stock (both Class A and Class B).

Name and Address	Number of Shares Beneficially Owned	Percent of Total Voting Shares Outstanding	Percent of Total Shares Held By Class
AgFirst Farm Credit Bank P.O Box 1499 Columbia, SC 29202	84,024 shares of Class B Voting Common Stock	5.49%	16.79%
AgriBank, FCB[1] 30 E. 7th Street, Suite 1600 St. Paul, MN 55101	201,621 shares of Class B Voting Common Stock	13.17%	40.30%
CoBank, ACB[2] 5500 S. Quebec Street Greenwood Village, CO 80111	163,253 shares of Class B Voting Common Stock	10.66%	32.63%
Farm Credit Bank of Texas[3] P.O. Box 202590 Austin, TX 78720-2590	38,503 shares of Class B Voting Common Stock	2.52%	7.70%
National Rural Utilities Cooperative Finance Corporation 20701 Cooperative Way Dulles, VA 20166	81,500 shares of Class A Voting Common Stock	5.32%	7.91%
The Vanguard Group, Inc. 100 Vanguard Blvd. Malvern, PA 19355	56,376 shares of Class A Voting Common Stock	3.68%	5.47%
Zions First National Bank One South Main Street Salt Lake City, UT 84133	322,100 shares of Class A Voting Common Stock	21.04%	31.25%

1 Richard H. Davidson and Keri L. Votruba are members of the board of directors of AgriBank, FCB. Mr. Davidson is a current member of Farmer Mac's Board of Directors and a Class B Nominee, and Mr. Votruba is a Class B Nominee. Messrs. Davidson and Votruba do not have beneficial ownership of shares held by AgriBank, FCB.

2 Including its affiliate, CoBank, FCB. Douglas E. Wilhelm served as Chief Risk Officer for CoBank, ACB from 2001 until 2012 and currently is a party to a service agreement with CoBank under which he serves as an employee of CoBank. Mr. Wilhelm is a current member of Farmer Mac's Board of Directors and a Class B Nominee. Mr. Wilhelm does not have beneficial ownership of shares held by CoBank, ACB or its affiliates.

3 Thomas W. Hill served until November 2010 as Senior Vice President, Chief Financial and Operations Officer of Farm Credit Bank of Texas (FCBT) and currently is a party to a service agreement with FCBT under which he serves as an employee of FCBT. Mr. Hill is a current member of Farmer Mac's Board of Directors and a Class B Nominee. Mr. Hill does not have beneficial ownership of shares held by FCBT.

EXECUTIVE OFFICERS

The following table sets forth the names and ages of the current executive officers of Farmer Mac, the principal positions held by them with Farmer Mac, and the officers' experience prior to joining Farmer Mac.

Name	Age	Farmer Mac Positions Held and Professional Experience

Lowell L. Junkins	74
Acting President and Chief Executive Officer. See "Proposal 1: Election of Directors—
Information About Nominees for Directors—Directors Appointed by the President" for more information about Mr. Junkins.

R. Dale Lynch	51
Executive Vice President – Chief Financial Officer and Treasurer. Mr. Lynch was appointed to serve as Chief Financial Officer and Treasurer effective February 6, 2013. Mr. Lynch was promoted to Executive Vice President from Senior Vice President on February 3, 2015. Prior to his appointment as Farmer Mac's Chief Financial Officer, Mr. Lynch served as Vice President of Finance at U.S. Silica Holdings, Inc. from 2011 to 2012. Prior to that, he served as Executive Vice President of Finance of Allied Capital Corporation from 2004 to 2010. From 1989 to 2004, Mr. Lynch held various investment banking and analyst positions with Lehman Brothers, Deutsche Bank, and Merrill Lynch.

John C. Covington	62
Senior Vice President – Agricultural Finance. Mr. Covington was appointed to serve as Senior Vice President – Agricultural Finance effective January 26, 2015. Prior to joining Farmer Mac, Mr. Covington served as the Managing Director for the Ag and Rural Banking division at Bank of the West, where he was responsible for managing the growth and performance of Bank of the West’s regional agricultural loan portfolio. Prior to joining Bank of the West in 2006, Mr. Covington worked in various loan production and management roles in the Farm Credit System and as a credit administrator at Rabobank, N.A. From 1984 until 2016, Mr. Covington served as an adjunct faculty member in the Department of Agricultural Economics and Craig School of Business at California State University. Mr. Covington also serves as a director and part-owner of the Agricultural Lending Institute in California. Mr. Covington earned a Bachelor of Science degree in Finance from the University of Southern California and a Master's degree in Agribusiness from Santa Clara University. Mr. Covington served as the past Chairman of the Agricultural & Rural Bankers Committee of the American Bankers Association and serves as the current Chairman of the Risk Management Association's Agriculture & Agribusiness Credit & Risk Management Round Table.

Stephen P. Mullery	51
Senior Vice President – General Counsel and Secretary. Mr. Mullery was appointed to serve as Senior Vice President – General Counsel and Secretary on June 8, 2012. Prior to that appointment, he served as Farmer Mac's Assistant General Counsel starting in 2000 and then Deputy General Counsel starting in 2009. From 1995 to 2000, Mr. Mullery was an associate in the Washington, D.C. office of the law firm Cadwalader, Wickersham & Taft, where he focused on matters involving securitization, corporate finance, commercial real estate, and GSE regulation. Mr. Mullery received his undergraduate degree from Harvard College and graduated summa cum laude from Notre Dame Law School.

EXECUTIVE COMPENSATION GOVERNANCE

Introduction

The Compensation Committee of Farmer Mac's Board of Directors (the "Compensation Committee") determines the salaries, incentive compensation, and other compensation and benefits of Farmer Mac's executive officers. The Compensation Committee also determines the compensation of directors in consultation with the Corporate Governance Committee and subject to ratification by the Board of Directors. The members of the Compensation Committee who determined the 2017 compensation of Farmer Mac's directors and executive officers are Dr. Faivre and Messrs. Davidson, Everson, Johnson, and Maxwell. Mr. Junkins served as a member of the Compensation Committee until December 7, 2017, when he stepped down in connection with his appointment as Acting President and Chief Executive Officer of Farmer Mac. On December 21, 2017, the Board appointed Gov. Culver to the Compensation Committee. Mr. Davidson has served as chairman of the Compensation Committee since June 7, 2012. No current member of Farmer Mac's Compensation Committee is or has been an officer or employee of Farmer Mac. As described in more detail in "Corporate Governance Matters—Director Independence," the Board has affirmatively determined that all members of the Compensation Committee are "independent" under:

•	Farmer Mac's Corporate Governance Guidelines, which prescribe independence criteria that meet or exceed all general standards for director independence under applicable SEC and NYSE rules; and

•	the additional independence criteria prescribed by NYSE rules specifically for directors who serve on the Compensation Committee.

During 2017, the Compensation Committee reviewed and recommended approval of a revised Compensation Committee Charter, which was approved by the full Board on August 4, 2017. The complete text of the Compensation Committee Charter, which reflects standards set forth in SEC and NYSE rules, is available on Farmer Mac's website (www.farmermac.com) in the "Corporate Governance" portion of the "Investors" section. A print copy of the Compensation Committee Charter is available free of charge upon written request addressed to Farmer Mac's Secretary at 1999 K Street, N.W., Fourth Floor, Washington, D.C. 20006.

The Compensation Committee determines and approves the total compensation of all named executive officers (either as a committee or together with the other independent directors on the Board for the CEO's compensation) after evaluating current market compensation levels for comparable positions and assessing each officer's performance during the previous calendar year, including through discussions with the chief executive officer in evaluating all other named executive officers. Neither the chief executive officer nor any other named executive officer is present during deliberations on his compensation by the Compensation Committee or the Board. The Compensation Committee, with the Corporate Governance Committee, recommends to the Board of Directors the total levels of compensation to be awarded to Farmer Mac's directors. The Compensation Committee does not delegate any of its authority to other persons.

The Compensation Committee engaged Pay Governance LLC ("Pay Governance") to serve as its independent compensation consultant for 2017. Pay Governance is accountable to and reports directly to the Compensation Committee. The Compensation Committee asked Pay Governance to provide market data on executive and director compensation and information regarding compensation trends. The Compensation Committee met with Pay Governance during 2017 both in general committee session and in executive session without management present. The chairman of the Compensation Committee also held discussions with Pay Governance with the consent of the other Compensation Committee members.

Overview of Farmer Mac's Executive Compensation Practices

Farmer Mac's executive compensation program is designed to be consistent with good governance practices and is based on our philosophy that:

•	pay should be aligned with appropriate business objectives, effective risk management, and stockholder interests; and

•	incentive compensation should be based on company and individual performance without encouraging undue risk-taking.

Under the oversight of our Compensation Committee from design to payout, our executive compensation program is based on a pay-for-performance approach (both short-term and long-term), as well as on executive retention. Our executive compensation program has the following key features consistent with sound governance:

•	Our short- and long-term incentive compensation is based upon balanced frameworks of metrics that are aligned with our mission and support the safety and soundness of Farmer Mac.

•
Over the last several years, we adjusted our executive compensation program to provide for more fixed compensation and less leverage, as evidenced by a higher percentage of total compensation in the form of base salary and cash bonus and fewer grants of stock appreciation rights ("SARs") as part of a smaller targeted value of equity grants overall for each executive officer. During that time, we shifted our long-term incentive compensation to a more conservative, balanced mix of SARs, shares of performance-based restricted stock, and shares of time-based restricted stock, placing less emphasis on SARs in the mix of long-term incentive compensation.

•
Although the targeted value of equity grants now comprises a smaller percentage of the targeted value of overall compensation for our executive officers, we continue to use equity grants to remain competitive with our market for executive talent.

•	A significant amount of the long-term incentive compensation we award is contingent on long-term performance through our grants of SARs and shares of performance-based restricted stock.

•
Incentive awards under our performance-based cash and equity plans are subject to caps and specific performance minimums. The shares of performance-based restricted stock we grant are capped at the number of shares of restricted stock representing the targeted value at the time of grant and may not be increased by exceeding the established performance metrics.

•
We do not provide our executive officers with any pension or supplemental executive retirement plans ("SERPs") that include an enhanced contribution formula compared to the formula used for contributions made by Farmer Mac on behalf of other employees. During 2017, all of the executive officers other than Mr. Junkins participated in our defined contribution qualified retirement plan available to all employees. Since May 2017, all of these executive officers have participated in an additional "make-whole" or "restoration" nonqualified deferred compensation plan described in "—Compensation Discussion and Analysis—Total Compensation Elements—Retirement Plans."

•	Any employment agreements with our named executive officers have been, and will be, fixed term contracts.

•	We provide conservative severance provisions to the executive officers, and we do not provide any additional benefits upon a change-in-control (no "golden parachutes").

•
We do not provide perquisites to our executive officers such as club memberships, company cars, or car allowances. We offer limited perquisites to executive officers above and beyond the benefits provided to all other employees, such as paid parking and supplemental disability and life insurance, and, in limited circumstances, use of a corporate apartment during an executive officer's relocation process.

•	Our insider trading policy prohibits any director or employee from engaging in hedging and pledging activities in Farmer Mac securities.

•
We have a "clawback" policy that allows us to recover incentive compensation from current or former executive officers in the event of an accounting restatement or an incorrect calculation of a financial measure used to determine the value or amount of incentive compensation. See "—Compensation Discussion and Analysis—Clawback Policy" for more information about Farmer Mac's "clawback" policy.

•	We evaluate our executive compensation program regularly to ensure that it does not create incentives for employees to take material risks.

Compensation Discussion and Analysis

This Compensation Discussion and Analysis ("CD&A") discusses our executive compensation program, primarily as it relates to both individuals who served as Chief Executive Officer during 2017, as well as our Chief Financial Officer and our two other most highly compensated executive officers (the "named executive officers") whose compensation was determined by the Compensation Committee during 2017:

•	Lowell L. Junkins, Acting President and Chief Executive Officer;

•	R. Dale Lynch, Executive Vice President – Chief Financial Officer and Treasurer;

•	John C. Covington, Senior Vice President – Agricultural Finance;

•	Stephen P. Mullery, Senior Vice President – General Counsel and Secretary; and

•	Timothy L. Buzby, former President and Chief Executive Officer.

These five individuals were the only people who served as executive officers of Farmer Mac during 2017. The Board appointed Mr. Junkins as Acting President and Chief Executive Officer of Farmer Mac effective upon the termination of Mr. Buzby's employment on December 7, 2017. As discussed below, Mr. Junkins continues to act as Chairman of the Board of Farmer Mac and will continue to receive the annual director compensation disclosed under "Proposal 1: Election of Directors—Compensation of Directors." Mr. Junkins does not currently receive any additional compensation for his role as Acting President and Chief Executive Officer other than reimbursement of certain expenses, although Farmer Mac's Compensation Committee is evaluating the job expectations, responsibilities, and required time commitment for this role and may award additional compensation to Mr. Junkins in the future for his service in the role.

Our 2017 CD&A and the related tabular disclosures reflect the 2017 changes in our executive leadership team described above.

General Compensation Goals and Pay Elements

The Board of Directors, through the Compensation Committee, has adopted a total compensation philosophy for Farmer Mac. Farmer Mac's total compensation philosophy is designed to maintain a compensation program that fosters a performance-oriented, results-based culture where compensation varies based on the business results achieved and is properly aligned with an acceptable risk profile, effective risk management, and stockholder returns. At the 2017 Annual Meeting of Stockholders to approve the compensation of Farmer Mac's named executive officers disclosed in Farmer Mac's 2017 Proxy Statement, approximately 99% of the votes cast by Farmer Mac's stockholders (excluding broker non-votes and abstentions) were voted in support of the compensation of the named executive officers. The Board considered the results of this advisory vote and determined that Farmer Mac's compensation policies and decisions should continue to be focused on emphasizing the aforementioned total compensation philosophy. Specifically, Farmer Mac's compensation program is designed to:

•	attract, retain, and reward employees with the skills required to accomplish Farmer Mac's business objectives;

•	provide accountability and incentives for achievement of those objectives;

•	pay for performance by linking a significant amount of compensation to increased stockholder value and the attainment of established corporate performance goals;

•	properly balance Farmer Mac's risk profile with both annual and long-term incentives; and

•	be integrated with Farmer Mac's business processes, including business planning, performance management, succession planning, and risk management.

Farmer Mac's total compensation philosophy seeks to achieve the appropriate balance among market-based salaries, variable incentive compensation, and benefits collectively designed to motivate the named executive officers to achieve Farmer Mac's current and long-term business objectives and thereby enhance long-term stockholder value. This philosophy also seeks to encourage effective risk management and prudent risk-taking within Board-established parameters with the proper balance between short-term and long-term business performance. Farmer Mac strives to deliver a significant portion of total compensation for executive officers through both short-term and long-term incentives that vary with actual business and personal performance.

Peer Groups, Market Posture, and Compensation Philosophy

Farmer Mac is a federally chartered corporation created to establish a secondary market for agricultural and rural housing mortgages and rural utilities loans designed to:

•	increase the availability of credit for agricultural producers and rural utilities;

•	provide greater liquidity and lending capacity for agricultural and rural lenders; and

•	facilitate intermediate- and long-term agricultural and rural funding across business cycles.

Farmer Mac is unique because it is a government-sponsored enterprise that is regulated by the Farm Credit Administration, but is also a publicly-traded financial services institution. Therefore, it is difficult to identify "peer" companies for comparison purposes. However, the Compensation Committee has worked with Pay Governance to identify a blend of comparably-sized publicly-traded financial services institutions and mission-focused cooperative financial institutions (including some other government-sponsored enterprises) whose business and risk profiles are aligned with Farmer Mac's. The result is a peer group that includes regional banks, Farm Credit System institutions, Federal Home Loan Banks, and other financially-oriented cooperatives.

The Compensation Committee uses the peer group to assess competitive practices. This peer group was selected based on criteria approved by the Compensation Committee and is designed to align the peer group with the unique attributes of Farmer Mac. As a result, the peer group has representation from relevant talent competitors such as mortgage and thrift institutions, financial entities with a significant agricultural focus, Farm Credit System institutions, and other government-sponsored enterprises. In addition, the peer group includes organizations with significant mortgage operations and that are close in asset size to Farmer Mac. The peer group used by the Compensation Committee for determining the competitive market for 2017 executive compensation decisions consisted of:

•	AgFirst Farm Credit Bank

•	BancorpSouth, Inc.

•	CVB Financial Corp.

•	Federal Farm Credit Funding Corp.

•	Federal Home Loan Bank Office of Finance

•	Federal Home Loan Bank of Boston

•	Federal Home Loan Bank of Dallas

•	Federal Home Loan Bank of Pittsburgh

•	First Financial Bancorp.

•	First Midwest Bancorp Inc.

•	Flushing Financial Corp.

•	F.N.B. Corporation

•	Fulton Financial Corporation

•	Investors Bancorp

•	MB Financial, Inc.

•	National Rural Utilities Cooperative Finance Corporation

•	NBT Bancorp

•	Northwest Bancshares, Inc.

•	Old National Bancorp

•	Provident Financial Services, Inc.

•	TFS Financial

•	Trustmark Corporation

•	UMB Financial Corporation

•	Washington Federal

The Compensation Committee believes that this peer group of 24 organizations is relevant to Farmer Mac in terms of business and organizational focus and of sufficient size to buffer against the effects of removals due to acquisitions and mergers. The Compensation Committee evaluated the peer group in July 2017 as part of its annual review and determined that no changes should be made in the peer group in connection with executive compensation decisions for 2018.

The Compensation Committee believes that the peer group remains a useful tool to assist the Compensation Committee in assessing Farmer Mac's executive compensation program. However, due to the uniqueness of Farmer Mac's business model and the importance of multiple factors that should be considered in making compensation decisions, the Compensation Committee has also concluded that competitive market data from the peer group should not be the primary consideration in determining specific pay levels. Our compensation program is designed to reward individuals for achieving our goals and to attract, retain, and motivate our executive team, whose skills are critical to the current and long-term success of Farmer Mac. In establishing compensation for 2017, the Compensation Committee examined pay data from the peer group to stay current with market pay practices and design trends and to assess the competitiveness of overall compensation, but the Committee did not rely solely on this data. We use data from the peer group for reference and informational purposes but also consider factors such as our executive officers' individual performance, experience, and scope of role given the uniqueness of our strategy and mission. We do not specifically weight any of these criteria in making compensation decisions, nor do we target a specific percentile of the peer group. We manage total compensation to be competitive and vary the specific components of compensation to achieve our total compensation philosophy. For each named executive officer other than Farmer Mac's former Chief Executive Officer, the Compensation Committee considered recommendations of Farmer Mac's former Chief Executive Officer in addition to the above-described factors in establishing compensation for 2017.

The performance measures under the short-term incentive plan are established each year in an effort to balance business volume and earnings growth with prudent risk management objectives. For 2017, the Compensation Committee established three performance measures to quantify these objectives:

•	Net Program Volume;

•	Earnings; and

•	Ratio of Substandard Assets to Regulatory Capital.
The Compensation Committee has also included a discretionary "Leadership and Strategic Performance" measure for each named executive officer, which is discussed in more detail on pages 26-27.

For purposes of determining whether the targets are met, the Compensation Committee defines the performance measures as follows:

•
"Net Program Volume": aggregate amount of Farmer Mac's on- and off-balance sheet assets attributable to Farmer Mac's four lines of business (Farm & Ranch, USDA Guarantees, Rural Utilities, and Institutional Credit).

•
"Earnings": core earnings (a non-GAAP financial measure reported by Farmer Mac described below) excluding the after-tax effects of provisions for losses, gains or losses on fair value, or sale of real estate owned ("REO") property.

•	"Substandard Assets" and "Regulatory Capital": as reported in Farmer Mac's Annual Report on Form 10-K as of December 31, but excluding REO property.

Core earnings differs from GAAP net income attributable to common stockholders and the following are the non-GAAP reconciling items between the two measures: gains or losses on financial derivatives and hedging activities due to changes in fair value; unrealized gains or losses on trading assets; amortization of premiums or discounts and deferred gains on assets consolidated at fair value; net effects of terminations or net settlements on financial derivatives and hedging activities; and the lower of cost or fair value adjustment on loans held for sale. Core earnings also differs from GAAP net income by excluding specified infrequent or unusual transactions that Farmer Mac believes are not indicative of future operating results and that may not reflect the trends and economic financial performance of Farmer Mac's core business. The Compensation Committee believes that core earnings is a better measure than GAAP net income to evaluate the accomplishment of Farmer Mac's mission because GAAP net income can be affected significantly by market fluctuations that are not related to Farmer Mac's mission. Effective in fourth quarter 2017, Farmer Mac revised its methodology for calculating net effective spread, a component of core earnings, to also include the net effects of terminations or net settlements on financial derivatives and hedging activities. This revision to the calculation of core earnings decreased the amount of the "Earnings" component used to determine short-term incentive compensation for 2017. The Compensation Committee intends to use this revised calculation of core earnings as the basis for the "Earnings" component to determine short-term incentive compensation for 2018.

The Compensation Committee measures achievement against each of these performance measures as of year-end. Each performance measure is weighted based on the Compensation Committee's expectations, and the Compensation Committee establishes thresholds within each performance measure to determine the actual levels of attainment necessary for payout. Although it is always a challenge to narrow down to a small number of measures, the Compensation Committee chose these measures because they most closely represent the business goals established by the Board and management for each year and balance the need for business volume growth, earnings, disciplined underwriting, and continued financial stability with the enhancement of stockholder value.

For long-term incentive compensation for executive officers, the Compensation Committee awards grants of equity-based compensation in the form of SARs, shares of performance-based restricted stock, and shares of time-based restricted stock. All grants of equity-based compensation are required to comply with a policy approved by Farmer Mac's Board of Directors and designed to create a framework for a consistent process for granting equity-based awards that prevents the backdating of awards, prohibits the manipulation of the timing of the public release of material information or of an award with the intent to benefit an award recipient, and ensures the overall integrity and efficiency of Farmer Mac’s award process. Under this policy, for grants of equity-based compensation awards in the form of shares of restricted stock, the number of shares of restricted stock awarded is based on a target long-term incentive value approved by the Compensation Committee for the individual divided by the average closing price of Farmer Mac’s Class C Non-Voting Common Stock over the previous 30 calendar days ending seven calendar days before the date of grant. For grants of equity-based compensation awards in the form of SARs, the number of SARs awarded is based on a target long-term incentive value approved by the Compensation Committee for the individual divided by the Black-Scholes value ending seven calendar days before the date of grant based on assumptions consistent with the assumptions Farmer

Mac uses for determining stock-based compensation expense under the Financial Accounting Standards Board’s Accounting Standards Codification (ASC) Topic 718. The Board policy requires the exercise price or grant price of any SAR to be the fair value of Farmer Mac’s Class C Non-Voting Common Stock on the date of grant, which is defined as the closing price of such stock on the NYSE on the grant date.

Grants of equity-based compensation are generally made to our named executive officers on an annual basis shortly after the filing of Farmer Mac's Annual Report on Form 10-K with the SEC. Awards to executive officers may also be made in special circumstances such as the commencement of employment, promotion, or assumption of additional duties. For the annual grants made to Messrs. Lynch, Covington, Mullery, and Buzby in March 2017:

•	50% of the applicable targeted value for long-term incentive compensation was granted in the form of shares of time-based restricted stock;

•	25% of the applicable targeted value for long-term incentive compensation was granted in the form of shares of performance-based restricted stock; and

•	25% of the applicable targeted value for long-term incentive compensation was granted in the form of SARs.

Mr. Buzby’s shares of unvested restricted stock and unvested and unexercised vested SARs were forfeited in connection with the termination of his employment with Farmer Mac on December 7, 2017.

The shares of time-based restricted stock granted in March 2017 vest in three equal annual installments, the first of which vested on March 31, 2018, and the second and third of which will vest on March 31, 2019 and March 31, 2020, respectively, if the individuals are still employed by Farmer Mac on those dates. The shares of performance-based restricted stock granted in March 2017 have been linked to Farmer Mac's performance so that they only vest at the end of approximately three years if Farmer Mac achieves specified long-term performance goals focused on capital adequacy and credit quality. The Compensation Committee established the long-term incentive performance goals to reward achievements directly related to Farmer Mac's safety and soundness such as the enhancement of Farmer Mac's capital position and the maintenance of Farmer Mac's strong asset quality.

The specific vesting targets established for the March 2017 grants of shares of performance-based restricted stock are:

•
50% of the shares of restricted stock will vest on March 31, 2020 if the Compensation Committee determines that Farmer Mac maintained compliance with all applicable regulatory capital requirements between January 1, 2017 and December 31, 2019, with the Compensation Committee retaining discretion to vest 0% to 100% of this portion of the award based on the Committee's subjective evaluation of the efficiency of Farmer Mac’s use of capital over that three-year period; and

•	50% of the shares of restricted stock will vest on March 31, 2020 if the Compensation Committee determines that Farmer Mac achieved:

◦
an annual rate of net charge-offs in the Farm & Ranch line of business to the average balance of outstanding guarantees, loans, and commitments in the Farm & Ranch line of business less than or equal to 20 basis points for the period starting on January 1, 2017 and ending on December 31, 2019; and

◦
an average percentage of total 90-day delinquencies in the Farm & Ranch line of business to the average balance of outstanding guarantees, loans, and commitments in the Farm & Ranch line of business of not greater than 2.5% for the period starting on January 1, 2017 and ending on December 31, 2019.

For purposes of performing these calculations, “net charge-offs” is defined as charge-offs to Farmer Mac’s allowance for losses net of actual recoveries plus any writedowns on REO properties and any gains or losses realized upon disposition of REO properties, and average balances are determined by calculating a simple average of reported balances as of the end of each calendar quarter.

The SARs granted in March 2017 vest in three equal annual installments, the first of which vested on March 31, 2018, and the second and third of which will vest on March 31, 2019 and March 31, 2020, respectively, if the individuals are still employed by Farmer Mac on those dates. Although the Compensation Committee has decreased the emphasis on SARs in recent years consistent with competitive practices in Farmer Mac's peer group and the broader financial services industry, the Compensation Committee continues to believe that the grants of SARs provide a valuable way to link the executives' long-term incentive compensation to the interests of Farmer Mac's stockholders. SARs only have realizable value to the extent that the stockholders have received an increase in value over the period that the SARs are outstanding.

Total Compensation Elements

The total compensation package for named executive officers other than Mr. Junkins consists of the following elements with the goal of offering a balanced compensation package:

•	base salary;

•	annual (short-term) cash incentive compensation;

•	long-term, equity-based incentive compensation; and

•	retirement and other benefits, most of which are similarly provided to all other full-time employees.

The Compensation Committee believes this is consistent with its philosophy of promoting a performance-oriented, results-based culture where compensation varies based on business results achieved and is properly aligned with an acceptable risk profile, effective risk management, and stockholder returns.

The Compensation Committee approved the 2017 target compensation levels for the four named executive officers serving at the beginning of 2017 as set forth in the table below:

2017 Target Compensation Levels

Name	Base Salary	Target Bonus	Target Total Cash Compensation[1]	Target Long-Term Incentive Value[2]	Target Total Direct Compensation[3]
R. Dale Lynch	$451,000	$202,950 (45% of base salary)	$653,950	$351,000	$1,004,950
John C. Covington	$365,000	$127,750 (35% of base salary)	$492,750	$296,000	$788,750
Stephen P. Mullery	$410,000	$143,500 (35% of base salary)	$553,500	$206,000	$759,500
Timothy L. Buzby	$715,000	$572,000 (80% of base salary)	$1,287,000	$650,000	$1,937,000

1 Target total cash compensation equals approved base salary plus target bonus.
2 Includes the value of shares of time-based restricted stock, shares of performance-based restricted stock, and SARs, with a target of approximately 50%, 25%, and 25%, respectively, for each type of award granted in March 2017 to each executive officer. The number of shares of restricted stock and SARs actually granted in March 2017 was determined in accordance with the Board policy on grants of equity-based compensation described above in "Peer Groups, Market Posture, and Compensation Philosophy."
3 Target total direct compensation equals target total cash compensation plus the target long-term incentive value.

In determining the target compensation levels, the Compensation Committee reviewed peer group market information provided by Pay Governance for the compensation elements of base salary, target total cash compensation, and target total direct compensation for each position. The Compensation Committee also reviewed other market information related to trends in the broader banking and financial services industry provided by Pay Governance to provide additional context. In determining each element of target compensation for 2017, the Compensation Committee considered the applicable market information in relation to Farmer Mac's performance as well as factors unique to each individual, such as an individual's performance, expertise, experience, competencies, skills, contribution to Farmer Mac's performance, tenure at Farmer Mac, future potential, scope of responsibility and accountability within Farmer Mac, ethics and integrity, other leadership attributes and accomplishments, and job responsibilities, all compared to the relevant position in the peer group. The Compensation Committee does not target a specific percentile in the peer group for each element of total direct compensation and considers the variety of factors described above in considering the range of competitiveness for target total direct compensation.

In January 2017, the Compensation Committee re-evaluated the total compensation package for each of Farmer Mac's executive officers other than Mr. Junkins, who became an executive officer in December 2017. Based on the Compensation Committee’s review of peer group and other market data related to the broader banking and financial services industry, the Compensation Committee determined to make limited changes to the level of target total direct compensation for 2017 compared to 2016. All of the increases in total target direct compensation from 2016 levels were attributable to annual merit increases in two components of target total direct compensation for each named executive officer – an increase in base salary and a related increase in target bonus (maintaining the same fixed target percentage of a higher base salary). The targeted value of long-term incentive award for each executive officer remained the same in 2017 as in 2016. The cumulative effect of these actions was to increase the total target direct compensation of each of Messrs. Lynch, Covington, Mullery, and Buzby by approximately 1.9%, 8.5%, 9.0%, and 1.4%, respectively, for 2017 compared to each individual’s respective targeted level for 2016.

Base Salary. We pay base salary to provide current and prospective executives with a predictable core amount of annual compensation, regardless of Farmer Mac's financial results, so long as the executives perform their duties in a competent, professional manner. The Compensation Committee sets this pay element at a level that, by itself, would provide executives with a level of financial security commensurate with the competitive market, but not at a level expected to be adequate alone to retain executives or motivate outstanding performance. The Compensation Committee strives to balance the annual base salary with the opportunity for executives to realize value in the form of both short-term and long-term incentive compensation, while remaining competitive relative to the peer group. The Compensation Committee reviews the base salaries of Farmer Mac's executive officers annually shortly after the end of the calendar year, as well as at the time of executive promotions or other changes in responsibilities. Increases in salary normally take effect on January 1 unless a promotion or new hire necessitates a different timing.

In January 2017, the Compensation Committee determined the 2017 annual base salaries for the named executive officers other than Mr. Junkins based on an evaluation of each executive's performance, experience, level of responsibilities, level of base salary, and peer group market data provided by Pay Governance. The Compensation Committee approved the following changes to annual base salaries, which were effective retroactively to January 1, 2017:

•	Mr. Lynch – increase from $437,750 to $451,000;

•	Mr. Covington – increase from $319,300 to $365,000;

•	Mr. Mullery – increase from $363,449 to $410,000; and

•	Mr. Buzby – increase from $700,000 to $715,000.

The increases to the annual base salaries of Messrs. Lynch and Buzby for 2017 reflected the Compensation Committee’s determination to grant annual merit increases of approximately 3.0% and 2.1%, respectively. The higher percentage increases to the annual base salaries of Mr. Covington (approximately 14.3%) and Mr. Mullery (approximately 12.8%) for 2017 reflected the Compensation Committee’s evaluation of their performance and their contributions to Farmer Mac, including leadership abilities, industry experience, and overall scope of responsibilities. In addition to these factors, the Compensation Committee also considered information about the compensation received by officers with similar positions and responsibilities in the peer group approved for use by the Committee in making executive compensation decisions.

In February 2018, the Compensation Committee determined the 2018 annual base salaries for the named executive officers other than Mr. Junkins based on an evaluation of each executive's performance, experience, level of responsibilities, level of base salary, and peer group market data provided by Pay Governance. The Compensation Committee approved the following changes to annual base salaries, which were effective retroactively to January 1, 2018:

•	Mr. Lynch – increase from $451,000 to $456,000;

•	Mr. Covington – increase from $365,000 to $370,000; and

•	Mr. Mullery – increase from $410,000 to $415,000.

The increases to the annual base salaries of Messrs. Lynch, Covington, and Mullery for 2018 reflect the Compensation Committee’s determination to grant annual merit increases of $5,000 to each of them, resulting in increases of approximately 1.1%, 1.4%, and 1.2%, respectively. Mr. Junkins does not currently receive a base salary for his service as Acting President and Chief Executive Officer of Farmer Mac, although Farmer Mac's Compensation Committee is evaluating the job expectations, responsibilities, and required time commitment for this role and may award additional compensation to Mr. Junkins in the future for his service in the role.

Annual Cash Incentive Compensation. We provide annual cash incentive compensation as a means of motivating and rewarding performance by the executive officers. We measure this performance by comparing Farmer Mac's results against specified short-term goals established by the Compensation Committee and reviewed by the Board. In determining the performance goals and weightings for the year, the Compensation Committee considers competitive practices for incentive design and seeks to encourage prudent risk-taking within Board-established parameters by balancing growth in business volume and earnings with risk management objectives. Consistent with this philosophy, the Compensation Committee chose performance goals and weightings for 2017 that it believed struck the appropriate balance among the corporate goals of earnings (25% weight), business volume (25% weight), and asset quality (15% weight), as well as an individual's leadership and strategic performance (35% weight).

These are substantially the same metrics and weightings used to determine short-term incentive compensation for 2016, except that the Compensation Committee decided to increase the weight for the "Leadership and Strategic Performance" component to 35% (up from 25%) and remove "Net Charge-offs" as a component related to asset quality altogether to further its intention of increasing the discretionary portion of 2017 cash incentive compensation. The Compensation Committee also concluded that the "Ratio of Substandard Assets to Regulatory Capital" component appropriately incentivizes management to focus on asset quality. Achievement against each of these goals is measured as of year-end. These goals most closely represent the business strategies and objectives established by the Board and management in Farmer Mac's business plan for 2017 and seek to reward responsible growth by balancing the need for growth in business volume and earnings, disciplined underwriting, and continued financial stability with enhancement of stockholder value. The Compensation Committee believes that these short-term goals are consistent with Farmer Mac's long-term goals and public mission. In 2017, the Compensation Committee continued its practice of aligning business strategies and objectives established by the Board and management in Farmer Mac's business plan for the year by linking the threshold, target, and maximum amounts for each of the "Earnings" and "Net Program Volume" components directly to projections made in Farmer Mac's business plan for 2017, instead of to fixed percentage increases over the prior year results, which had been the practice until 2013. Also, as described in more detail below, Farmer Mac must achieve certain pre-established financial and business thresholds before any annual cash incentive compensation will be paid.

For 2017, each of Messrs. Lynch, Covington, and Mullery earned the percentages of the components of his targeted cash incentive compensation as described in the table below. A total of 65% of each individual's incentive compensation for 2017 was based on Farmer Mac's attainment of the specified measures, which was the same for all named executive officers. The remaining 35% of an individual's cash incentive compensation was based on the Compensation Committee's qualitative evaluation of the achievements toward the strategic initiatives of Farmer Mac by each of Messrs. Lynch, Covington, and Mullery and these individuals as a group. Some of the factors considered by the Compensation Committee in its qualitative evaluation of each named executive officer were an individual's professional skills, leadership, responsibility, work organization, initiative, creativity, dedication, resourcefulness, and level of contribution to the attainment of business plan objectives such as the quality and efficiency of the use of capital and the effectiveness of risk management. The Compensation Committee considered capital efficiency, risk management, leadership, and strategic initiatives to be the most significant factors in evaluating the strategic accomplishments of the named executive officers in 2017.

For actual performance between threshold, target, and maximum amounts, the annual incentive award earned is interpolated on a straight-line basis. To the extent that performance falls below the threshold amount, no payment is made. For 2017, each of Messrs. Lynch, Covington, and Mullery earned the percentages of the components of his annual targeted cash incentive compensation as described in the table below. For 2017, Farmer Mac met or exceeded the amount set forth in the maximum column for "Ratio of Substandard Assets to Regulatory Capital" and the amounts set forth in the target column for "Net Program Volume" and "Earnings." For the "Leadership and Strategic Performance" component weighted at 35%, the Compensation Committee reviewed Farmer Mac's 2017 accomplishments and qualitatively judged, in its evaluation, the achievements toward the strategic initiatives of Farmer Mac by each of the named executive officers and the named executive officers as a group, with particular focus on leadership during the recent change in executive management and in developing Farmer Mac's long-term strategic planning, enhancing the effectiveness of risk management, and achieving Farmer Mac's capital goals. When combined, the level of incentive achieved for each of Messrs. Lynch, Covington, and Mullery for 2017 was 156.88% of each individual's target bonus. Annual incentive compensation payments for 2017 were paid in March 2018. As a result of the termination of Mr. Buzby's employment on December 7, 2017, he did not receive any cash incentive compensation for his service during 2017. Mr. Junkins did not receive any cash incentive compensation for his service as Acting President and Chief Executive Officer during 2017.

Measure	Weight	Threshold (Pays 50%)	Target (Pays 100%)	Maximum (Pays 200%)	Result	Paid
Earnings	25%	$54.8 million	$60.9 million	$67.0 million	$65.7 million	44.38%
Net Program Volume	25%	$17.9 billion	$18.5 billion	$21.2 billion	$19.0 billion	30.00%
Ratio of Substandard Assets to Regulatory Capital	15%	less than 100%	less than 60%	less than 40%	33.23%	30.00%
Leadership and Strategic Performance	35%	Evaluation by Compensation Committee of Performance	Evaluation by Compensation Committee of Performance	Evaluation by Compensation Committee of Performance	leadership, strategic planning, risk management, and capital	52.50%
Total	100%					156.88%

For 2017, no annual incentive compensation would have been paid unless both of the following criteria were met:

•	Farmer Mac has positive core earnings of at least $5.0 million after the provision for losses and preferred stock dividends; and

•	Farmer Mac is not the subject of any regulatory enforcement action.

The Compensation Committee retains discretion to award no annual cash incentive pay in appropriate circumstances regardless of the achievement against corporate performance targets.

For 2018, each of Messrs. Lynch, Covington, and Mullery (and any other executive officer that may be hired during 2018) will earn percentages of the components of his targeted cash bonus for 2018, determined formulaically according to the table below. Mr. Junkins has not received any cash incentive pay for his service as Acting President and Chief Executive Officer, although the Compensation Committee may decide to award him cash incentive pay in the future after evaluating his performance in the role. For 2018, the Compensation Committee decided to maintain the same metrics and weightings used to determine short-term incentive compensation for 2017, as set forth in the table below.

Measure	Weight	Threshold (Pays 50%)	Target (Pays 100%)	Maximum (Pays 200%)
Earnings	25%	90% of Business Plan forecast	100% of Business Plan forecast	110% of Business Plan forecast
Net Program Volume	25%	50% of difference between year-end 2017 level and Business Plan forecast	100% of Business Plan forecast	115% of Business Plan forecast
Ratio of Substandard Assets to Regulatory Capital	15%	100%	60%	40%
Leadership and Strategic Performance	35%	Evaluation by Compensation Committee of Performance	Evaluation by Compensation Committee of Performance	Evaluation by Compensation Committee of Performance
Total	100%

For 2018, no annual incentive compensation will be paid unless both of the following criteria are met:

•	Farmer Mac has positive core earnings of at least $20.0 million after the provision for losses and preferred stock dividends (increased from $5.0 million for 2017); and

•	the Compensation Committee's satisfactory evaluation of any regulatory actions taken during the year.

Long-Term Incentive Compensation. The Compensation Committee uses a mix of equity compensation for executive officers that is designed to reward performance and properly align the interests of executive officers with the long-term interests of stockholders through a balance of stock awards. In 2017, long-term incentive compensation consisted of grants of shares of time-based restricted stock, shares of performance-based restricted stock, and SARs with an exercise price equal to the fair market value of Farmer Mac's Class C Non-Voting Common Stock on the date of grant. Competitive long-term incentive awards also serve to retain executives over the longer term. The Compensation Committee considers the annual value of all components of the total compensation package, including base salary, annual incentive cash compensation, long-term incentive pay, and retirement benefits and perquisites when determining the form and level of long-term equity grants. Although there is no formula for allocation, the long-term incentive grants are considered as part of the overall compensation package. When considering the competitive market, the Compensation Committee looks at the annual value of long-term grants. The annual values granted reflect the intended compensation for that year, so prior grants are considered only to the extent that there is a concern with maintaining market competitiveness. The Compensation Committee is also keenly aware of the need to discourage excessive risk taking by Farmer Mac's executives while rewarding growth in stockholder value. Thus, the Compensation Committee has aligned Farmer Mac's total compensation package with its peer group since 2014 by shifting compensation opportunity in favor of cash compensation in the form of salary and cash bonus, which it believes strikes an appropriate balance in meeting the Compensation Committee's goals described above.

In March 2017, the Compensation Committee granted shares of time-based restricted stock, shares of performance-based restricted stock, and SARs to the four named executive officers serving at the time at the first Compensation Committee meeting held after the filing of Farmer Mac's Annual Report on Form 10-K for fiscal year 2016. The exercise price of those SARs is the closing price on the grant date, which was $60.84 per share. In setting 2017 equity awards, the Compensation Committee determined a targeted value for the awards that was competitive and reasonable when compared to Farmer Mac's peer group and the practices of the broader banking and financial services industry, as well as consistent with Farmer Mac's performance and compensation philosophy. Consistent with Farmer Mac's total compensation philosophy, a significant portion of the named executive officers' total compensation is performance-based. The shares of performance-based restricted stock granted to executive officers in March 2017 will vest on March 31, 2020 if the individuals are still employed by Farmer Mac on that date and Farmer Mac attains the performance targets identified on page 24. The shares of time-based restricted stock and SARs granted to officers in March 2017 vest ratably in installments over three years, with the first installment having vested on March 31, 2018. The overall targeted values for the March 2017 equity awards to Mr. Lynch ($351,000), Mr. Covington ($296,000), Mr. Mullery ($206,000), and Mr. Buzby ($650,000) represented no change from each individual's targeted value used for their 2016 equity awards. In connection with the termination of Mr. Buzby’s employment on December 7, 2017, Mr. Buzby’s shares of unvested restricted stock and unvested and unexercised vested SARs, including these March 2017 equity awards, were forfeited.

In March 2018, the Compensation Committee granted shares of time-based restricted stock, shares of performance-based restricted stock, and SARs to Messrs. Lynch, Covington, and Mullery at the first Committee meeting held after the filing of Farmer Mac's Annual Report on Form 10-K for fiscal year 2017. The Compensation Committee set 2018 equity awards in the same manner as it did in 2017 and in accordance with Farmer Mac's total compensation philosophy described above.

Retirement Plans. During 2017, Farmer Mac provided retirement benefits for all employees through a 401(k) plan that contains an employer-funded defined contribution element under which Farmer Mac annually contributes 13.2% of each employee's base compensation up to the Social Security wage base ($127,200 in 2017) and 18.9% of each employee's base compensation above the Social Security wage base, up to the compensation limit set by the Internal Revenue Service ($270,000 in 2017). Based on these contribution formulas and applicable limits, Farmer Mac contributed $43,779.60 to the 401(k) account of each named executive officer other than Mr. Junkins for 2017. Farmer Mac's 401(k) plan also permits employees to make their own retirement contributions, subject to applicable limits set by the Internal Revenue Service.

Starting in May 2017, all of the executive officers other than Mr. Junkins began participating in an additional nonqualified deferred compensation plan designed to restore employer retirement contributions for each executive officer to the level those individuals would have otherwise been eligible to receive in employer contributions under the 401(k) plan in the absence of the limits imposed by the Internal Revenue Code of 1986, as amended (the "Code") on the amount of compensation that can be taken into account under a qualified retirement plan. Under the nonqualified deferred compensation plan, Farmer Mac credits the account of each participant with an amount equal to 18.9% of the difference between (i) the annual compensation limit under 401(a)(17) of the Code, described above, and (ii) the participant's annual base salary, which for purposes of calculating employer credits is capped at $700,000 for Farmer Mac's President and Chief Executive Officer and $500,000 for all other participants. For 2017, Farmer Mac credited the accounts of Messrs. Lynch, Covington, and Mullery in the amounts of $34,209, $17,955, and $26,240, respectively. Farmer Mac did not credit any amount under the nonqualified deferred compensation plan for Mr. Buzby as a result of the termination of his employment in December 2017. See "Executive Compensation Governance—Executive Compensation—Nonqualified Deferred Compensation Table" for more information about the nonqualified deferred compensation plan in which Farmer Mac's current executive officers other than Mr. Junkins participate.

Other Benefits. As Farmer Mac’s Acting President and Chief Executive Officer, Mr. Junkins is reimbursed for certain expenses relating to his service in that role. Specifically, Farmer Mac reimburses Mr. Junkins for his living and commuting expenses (including the use of a corporate apartment) while working in Washington, D.C. at the request of the Board and maintaining his primary residence in Iowa. Farmer Mac also provides the following benefits to all of the named executive officers other than Mr. Junkins (through December 7, 2017 in the case of Mr. Buzby):

•	a term life insurance policy with a face amount approximately equal to one year's base salary;

•	paid parking in the garage beneath Farmer Mac's headquarters;

•	additional long-term disability insurance above the level provided to other employees; and

•
participation in Farmer Mac's other benefit plans on the same terms as other employees, including medical, dental, and vision insurance with all premiums paid by Farmer Mac, funding of an employee health savings account by Farmer Mac, and a $50,000 group term life insurance policy.

In limited circumstances, Farmer Mac also reimburses for reasonable moving expenses and provides use of a corporate apartment during an executive officer's relocation process, a benefit that Mr. Covington received during the first several months of his employment beginning in January 2015.

Payments in Connection with a Change-in-Control

Farmer Mac's statutory charter is written in a way that substantially precludes any change-in-control through voting rights associated with its Voting Common Stock. Accordingly, no provision is made for payments to named executive officers in connection with any change-in-control, and no outstanding equity awards to the named executive officers will vest upon a change-in-control.

Post-Employment Compensation

Messrs. Lynch, Covington, and Mullery have participated in Farmer Mac's Amended and Restated Executive Officer Severance Plan since November 2016. That plan provides for severance payments in the event Farmer Mac terminates employment other than for cause. See "Executive Compensation Governance—Executive Compensation—Agreements with Executive Officers—Amended and Restated Executive Officer Severance Plan."

Impact of Accounting and Tax Treatment on Compensation Awards

In general, Section 162(m) of the Code places a limit of $1 million on the amount of compensation that Farmer Mac may deduct in any one year per person for certain executive officers of Farmer Mac. There is an exception to the limitation for "performance-based compensation" meeting certain requirements with respect to taxable years beginning on or before December 31, 2017 or, for later years, payable pursuant to a binding written agreement in effect on or before November 2, 2017 that satisfies the performance rules and is not materially modified. The exception to Section 162(m)'s deduction limit for performance-based compensation has been repealed by legislation known as the Tax Cuts and Jobs Act, effective for taxable years beginning after December 31, 2017, and the effect of the repeal on binding contracts is not yet fully known because of the lack of transition rule guidance.

Farmer Mac has not historically made compensation decisions based solely on the effect of the tax deductibility or accounting treatment of compensation to named executive officers, although the Compensation Committee does balance tax deductibility with other business considerations. To the extent practicable, the Compensation Committee intends to preserve the tax deductibility of compensation paid to executive officers but will not necessarily limit executive compensation to what is deductible under Section 162(m) of the Code if necessary to attract, retain, and reward high-performing executives. Therefore, it is possible that compensation for executive officers may exceed the per person $1 million limitation for deductibility in any particular year. Also, the deductibility of some types of compensation depends upon the timing of an executive’s vesting or exercise of previously-granted equity awards.

Farmer Mac's Policies on Stock Ownership and Trading

Farmer Mac does not have a policy in effect that requires a particular level of stock ownership by named executive officers. The Compensation Committee has periodically considered adopting such a policy but concluded that it was not necessary based on the actual practice of its executive officers and directors to hold a significant amount of Farmer Mac stock even in the absence of a requirement to do so, as shown on page 16. Farmer Mac has a policy on insider trading applicable to all directors and employees, including named executive officers, that requires compliance with the federal securities laws and adherence to Farmer Mac's pre-clearance and other policies and procedures (including "open windows" for sales of stock and the adoption of Rule 10b5-1 plans). Farmer Mac's insider trading policy prohibits any director or employee from any pledging activities in Farmer Mac securities, and from any short sales of, or purchases or sales of puts, calls, or other derivative securities based on, Farmer Mac securities.

Clawback Policy

In August 2017, the Compensation Committee adopted a compensation recoupment or "clawback" policy, under which it has the full power and authority and sole and exclusive discretion to construe, interpret, and administer the policy. Under the policy, Farmer Mac may recover from any current or former executive officer and any other designated employee all or a portion of previously-granted incentive compensation as follows: (1) if Farmer Mac is required to prepare an accounting restatement, an amount, if any, in excess of what would have been paid under the accounting restatement during the preceding three-year period; (2) in the event of misconduct by any of the aforementioned persons that contributed to the circumstances requiring an accounting restatement, an amount up to 100% of such incentive compensation received during the preceding three-year period; or (3) during the preceding three fiscal years, if a financial measure used to determine the value or amount of incentive compensation received from Farmer Mac was calculated incorrectly, any amount of such incentive compensation in excess of what would have been received based on the recalculated measure. Any cash or equity incentive compensation awards granted since 2012 will be subject to this "clawback" policy adopted by the Compensation Committee. The policy provides that if final rules or regulations are issued under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act"), the Compensation Committee will be required to amend the policy to reflect and comply with these new rules and regulations.

Risk

Farmer Mac has considered the extent to which its compensation policies and practices influence the behaviors of our executives and other employees in taking business risks that could affect Farmer Mac. We believe that our compensation policies and practices, either individually or in the aggregate, are not reasonably likely to have a material adverse effect on Farmer Mac.

Compensation Consultant Fees

The Compensation Committee engaged Pay Governance to serve as the Compensation Committee's independent compensation consultant from July 1, 2016 until June 30, 2017 and again from July 1, 2017 until June 30, 2018. Pay Governance was accountable to and reported directly to the Compensation Committee. Farmer Mac's management had no role in selecting the Compensation Committee's compensation consultant and had no relation to that consultant. In 2017, Pay Governance did not provide any services to Farmer Mac other than the executive and director compensation advisory services provided to the Compensation Committee. Under its compensation consultant independence policy, the Compensation Committee will consider and pre-approve, as appropriate, any additional services provided by the Compensation Committee's consultant to Farmer Mac. For 2017, Farmer Mac incurred an aggregate amount of $85,182 in fees (not including reimbursement for travel-related expenses) for the advisory services rendered by Pay Governance.

The Compensation Committee has assessed the independence of Pay Governance pursuant to SEC rules and NYSE listing standards and concluded that no conflict of interest exists that would have prevented or would prevent Pay Governance from independently representing the Compensation Committee.

Compensation Committee Interlocks and Insider Participation

Currently, directors Culver, Davidson, Everson, Faivre, Johnson, and Maxwell comprise the Compensation Committee. None of these directors is, or has been, a Farmer Mac officer or employee, and none had any relationship requiring disclosure by Farmer Mac as a "related person transaction" under SEC rules. None of Farmer Mac's current executive officers other than Mr. Junkins has served as a member of the Board or the Compensation Committee or as a director of another SEC-reporting entity.

Mr. Junkins is the Chairman of Farmer Mac's Board and served on the Compensation Committee until he was appointed as Farmer Mac's Acting President and Chief Executive Officer in December 2017, a capacity in which he still serves.

Compensation Committee Report

The following report of the Compensation Committee shall not be deemed to be "soliciting material," or to be "filed" with the SEC, and will not be deemed to be incorporated by reference into any filing by Farmer Mac under the Securities Act or the Exchange Act, except to the extent that Farmer Mac specifically requests that such information be treated as soliciting material or specifically incorporates the report by reference into a document.

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis contained in this Proxy Statement with management, and, based on that review and discussion, has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement. This report of the Compensation Committee shall be deemed "furnished" in Farmer Mac's Annual Report on Form 10-K for the fiscal year ended December 31, 2017.

Compensation Committee

Richard H. Davidson, Chairman	Chester J. Culver
Dennis A. Everson	Sara L. Faivre
Mitchell A. Johnson	Clark B. Maxwell

Executive Compensation

Summary Compensation Table

The following table sets forth certain information about the compensation awarded to, earned by, or paid to Farmer Mac's named executive officers for the fiscal year ended December 31, 2017, as well as the two previous fiscal years, if applicable.

Name and Principal Position	Fiscal Year	Salary	Restricted Stock Awards[2]	SARs Awards[3]	Non-Equity Incentive Compensation 4,5	All Other Compensation 6,7	Total
Lowell L. Junkins	2017	$—	$52,870	$—	$—	$100,605	$153,475
Acting President and Chief
Executive Officer[1]

R. Dale Lynch	2017	451,000	278,343	99,637	318,390	52,584	1,199,954
Executive Vice President – Chief	2016	437,750	296,546	104,002	292,196	15,584	1,146,078
Financial Officer and Treasurer	2015	425,000	466,265	101,187	259,220	8,995	1,260,667

John C. Covington	2017	365,000	234,842	84,061	200,416	23,026	907,345
Senior Vice President –	2016	319,300	250,107	87,705	165,769	1,140	824,021
Agricultural Finance[8]	2015	283,769	224,463	122,814	147,061	62,235	840,342

Stephen P. Mullery	2017	410,000	163,355	58,516	225,124	38,853	895,848
Senior Vice President –	2016	363,449	174,174	61,049	188,689	11,835	799,196
General Counsel and Secretary	2015	352,863	157,415	59,503	167,395	7,243	744,419

Timothy L. Buzby	2017	756,223	515,497	184,529	—	35,219	1,491,468
Former President and Chief	2016	700,000	548,906	192,581	830,662	34,504	2,306,653
Executive Officer[9]	2015	675,000	489,737	186,146	731,916	20,151	2,102,950

1 Mr. Junkins was appointed as Farmer Mac's Acting President and Chief Executive Officer on December 7, 2017. Mr. Junkins also currently serves as the Chairman of Farmer Mac's Board. Mr. Junkins did not receive any additional compensation for his role as Acting President and Chief Executive Officer during 2017 other than the reimbursement of certain expenses. The compensation shown above under "Restricted Stock Awards," and "All Other Compensation" for Mr. Junkins relates to the compensation he received as director on Farmer Mac's Board. "All Other Compensation" includes: (i) $98,400 of fees earned or paid in cash, of which $4,776 was voluntarily used by Mr. Junkins to purchase, at market value, newly issued Class C Non-Voting Common Stock in lieu of receiving some or all of his director retainer in cash; and (ii) $2,205 of cash in lieu of dividends that would have been paid on restricted stock that was granted to Mr. Junkins in March 2016 and that vested on March 31, 2017. The amount of shares of Class C Non-Voting Common Stock received by Mr. Junkins was based on the closing price of the Class C Non-Voting Common Stock, as reported by the NYSE, on the last business day of each quarter from March 31, 2017 to December 31, 2017.

2 Represents the aggregate grant date fair value of the shares of performance-based and time-based restricted stock awarded in 2017, 2016, and 2015. The grant date fair value of the performance-based restricted stock assumes 100% as the probable outcome of the performance metrics over the three-year performance period. The grant date fair value for each share of the restricted stock awarded in March 2017 was $60.84, which was the closing price of the stock on the date of the grant, as reported by the NYSE. The grant date fair value for each share of the restricted stock awarded in March 2016 was $35.75 and the grant date fair value for each share of the restricted stock awarded in February and April 2015 was $29.51 and $32.39, respectively, which in each case was the closing price of the stock on the date of grant, as reported by the NYSE. In connection with the termination of his employment in December 2017, Mr. Buzby's shares of unvested restricted stock were forfeited.

3 Represents the aggregate grant date fair value of the SARs awarded in 2017, 2016, and 2015. Assumptions made in the calculation of these amounts are included in Note 9 to the financial statements on page 193 of Farmer Mac's Annual Report on Form 10-K for the year ended December 31, 2017. SARs awarded to executive officers in March 2017 were granted at the fair value of $17.3072 per share. SARs awarded to executive officers in March 2016 were granted at the fair value of $8.5683 per share. SARs awarded to Mr. Covington for his appointment as Senior Vice President – Agricultural Finance in January 2015 were granted at the fair value of $9.3046 per share, while SARs awarded to executive officers in April 2015 were granted at the fair value of $10.6066 per share. In connection with the termination of his employment in December 2017, Mr. Buzby's unvested and unexercised vested SARs were forfeited.

4 The amounts in this column were (i) the amounts paid in 2018 for amounts earned in 2017; (ii) the amounts paid in 2017 for amounts earned in 2016; and (iii) the amounts paid in 2016 for amounts earned in 2015.

5 Annual cash incentive awards earned for the business plan year ending on December 31, 2017 were calculated as described in the Compensation Discussion and Analysis on pages 26-28, and were paid in March 2018. As a result of the termination of Mr. Buzby's employment on December 7, 2017, he did not receive any cash incentive compensation for his service during 2017.

6 The amounts listed for each of the named executive officers other than Mr. Junkins include: (i) dividend equivalents paid in cash on restricted stock that vested (a) in 2017 in the amount of $14,827 for Mr. Lynch, $5,071 for Mr. Covington, $9,671 for Mr. Mullery, and $30,036 for Mr. Buzby, (b) in 2016 in the amount of $12,036 for Mr. Lynch, $1,140 for Mr. Covington, $9,112 for Mr. Mullery, and $29,320 for Mr. Buzby, and (c) in 2015 in the amount of $2,393 for Mr. Lynch, $1,467 for Mr. Mullery, and $11,914 for Mr. Buzby; (ii) amounts paid on behalf of each of the named executive officers for disability and life insurance premiums; and (iii) employer contributions under Farmer Mac's nonqualified deferred compensation plan for 2017 in the amount of $34,209 for Mr. Lynch, $17,955 for Mr. Covington, and $26,460 for Mr. Mullery. Any amount required to be contributed by Farmer Mac to Mr. Buzby for 2017 under Farmer Mac's nonqualified deferred compensation plan had not yet vested prior to the termination of his employment on December 7, 2017, and was therefore canceled. For Mr. Covington, substantially all of the amount listed for 2015 is for expenses paid by Farmer Mac for Mr. Covington's relocation in January 2015 from California to Washington, D.C., which consisted of reimbursement of Mr. Covington's moving expenses and Farmer Mac's payment of rent and incidental costs for Mr. Covington's temporary housing in an apartment located near Farmer Mac's main office.

7 The amounts listed for each of the named executive officers do not include: (i) the costs for health insurance paid on behalf of the named executive officers because they are the same as amounts paid for health insurance costs on behalf of other employees who elected similar coverage (e.g., single, married, or family coverage); (ii) premium payments made on behalf of the named executive officers for the $50,000 group term life insurance policy plan because they participate in this plan on the same terms as all other Farmer Mac employees; and (iii) employer contributions to Farmer Mac's 401(k) retirement plan on behalf of the named executive officers because they participate in this plan on the same terms as all other Farmer Mac employees. Mr. Junkins does not receive any of these benefits in his role as Acting President and CEO.

8 Mr. Covington commenced his employment at Farmer Mac on January 26, 2015.

9 Farmer Mac terminated the employment of Mr. Buzby as Farmer Mac's President and Chief Executive Officer on December 7, 2017. Mr. Buzby's salary for 2017 reflects his prorated gross wages earned through the date of his termination and a payout of his accrued vacation in the amount of $85,223.

CEO Pay Ratio

Median Employee

Under regulations implemented by the SEC under the Dodd-Frank Act, Farmer Mac is required to disclose the ratio of annual total compensation of its Chief Executive Officer to the median total compensation of all of Farmer Mac's employees (excluding the Chief Executive Officer) for the most recently completed fiscal year. Farmer Mac identified its median employee for 2017 by examining its payroll records for the year-to-date gross earnings of all individuals, excluding Farmer Mac's former President and Chief Executive Officer, who were employed by Farmer Mac on December 7, 2017, the second to last pay date of the year (referred to as the "determination date"). Excluding Farmer Mac's former President and Chief Executive Officer, Farmer Mac employed 87 individuals as of the determination date, all of whom were working on a full-time basis at that time. The year-to-date gross earnings consisted of the following for each individual employed by Farmer Mac as of the determination date: base salary; annual incentive compensation and/or bonus compensation received for service during 2016, in connection with commencing employment at Farmer Mac, or for other administrative purposes (if applicable); cash or cash equivalents resulting from exercises of equity compensation (if applicable); and educational assistance payments made by Farmer Mac on behalf of an employee (if applicable). Farmer Mac annualized the compensation for any full-time employees that were not employed by Farmer Mac for all of 2017 and did not apply any estimates in determining its median employee.

Ratio of Annual Total Compensation of CEO to Median Employee

Under regulations implemented by the SEC under the Dodd-Frank Act, if there are multiple individuals serving in the role of chief executive officer during the most recently completed fiscal year, Farmer Mac is permitted to annualize the compensation of the individual serving in that role as of the determination date. Farmer Mac's former President and Chief Executive Officer, Mr. Buzby, served in that role as of the determination date, so his total annual compensation for 2017 set forth in the Summary Compensation Table included in this proxy statement has been annualized for purposes of this calculation. The annual total compensation for the median employee has been calculated using the same methodology used for our named executive officers as set forth in the Summary Compensation Table included in this proxy statement, other than for non-equity incentive compensation. The non-equity incentive compensation that will be received by the median employee for service during 2017 is unknown at this time, and therefore has not been included in the median employee's annual total compensation calculation. Mr. Buzby also did not receive any non-equity incentive compensation for his service during 2017 as a result of the termination of his employment.

The calculations of annual total compensation, subject to the qualifications set forth above, for Mr. Buzby and Farmer Mac's median employee are $1,535,468 and $112,166, respectively. Thus, Farmer Mac's reasonable estimate of the 2017 CEO to median employee pay ratio is 14:1. In light of the numerous different methodologies, assumptions, adjustments, and estimates that companies may apply under the the regulations implemented by the SEC under the Dodd-Frank Act, this information should not be used as a basis for comparison to other companies.

Grants of Plan-Based Awards Table

The table below provides, for each of the named executive officers during 2017, additional information about 2017 grants of shares of restricted stock and SARs under Farmer Mac's Amended and Restated 2008 Omnibus Incentive Plan and the potential range of awards that were approved for 2017 under the annual incentive compensation plan. These awards are further described in the Summary Compensation Table above.

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards[1]			Estimated Future Payouts Under Equity Incentive Plan Awards[2]		All Other SARs Awards: Number of Securities Underlying SARs[3] (#)	Exercise Price of SARs Awards[4] ($/Sh)	Grant Date Fair Value of Stock and SARs Awards[5] ($)
Name	Grant Date	Compensation Committee Approval Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target & Maximum (#)
Lowell L. Junkins			$—	$—	$—
	3/14/2017	3/14/2017				—	869	—		$52,870
			$—	$—	$—	—	869	—		$52,870
R. Dale Lynch			$101,475	$202,950	$405,900
	3/14/2017	3/14/2017				—	3,051			$185,623
	3/14/2017	3/14/2017				—	1,524			92,720
	3/14/2017	3/14/2017						5,757	$60.84	99,637
			$101,475	$202,950	$405,900	—	4,575	5,757		$377,980

John C. Covington			$63,875	$127,750	$255,500
	3/14/2017	3/14/2017				—	2,574			$156,602
	3/14/2017	3/14/2017				—	1,286			78,240
	3/14/2017	3/14/2017						4,857	$60.84	84,061
			$63,875	$127,750	$255,500	—	3,860	4,857		$318,903

Stephen P. Mullery			$71,750	$143,500	$287,000
	3/14/2017	3/14/2017				—	1,791			$108,964
	3/14/2017	3/14/2017				—	894			54,391
	3/14/2017	3/14/2017						3,381	$60.84	58,516
			$71,750	$143,500	$287,000	—	2,685	3,381		$221,871

Timothy L. Buzby			$286,000	$572,000	$1,144,000
	3/14/2017	3/14/2017				—	5,649			$343,685
	3/14/2017	3/14/2017				—	2,824			171,812
	3/14/2017	3/14/2017						10,662	$60.84	184,529
			$286,000	$572,000	$1,144,000	—	8,473	10,662		$700,026

1 These columns show the range of potential payouts under the annual incentive compensation plan for all named executive officers during 2017 other than Mr. Junkins. The performance period covers January 1, 2017 through December 31, 2017. For actual performance between threshold, target, and maximum, the annual incentive award earned is interpolated on a straight-line basis. See "Executive Compensation Governance—Compensation Discussion and Analysis—Total Compensation Elements—Annual Cash Incentive Compensation" for a discussion of the material terms of the total payout for 2017 under non-equity incentive plan awards for Messrs. Lynch, Covington, and Mullery. Mr. Junkins was appointed as Farmer Mac's Acting President and Chief Executive Officer on December 7, 2017, and also currently serves as the Chairman of Farmer Mac's Board. Mr. Junkins did not receive any additional compensation for his role as Acting President and Chief Executive Officer during 2017 other than the reimbursement of certain expenses. Mr. Buzby did not receive any payout under the annual incentive compensation plan as a result of the termination of his employment as Farmer Mac's President and Chief Executive Officer in December 2017.

2 Represents the potential payout range of shares of restricted stock granted in 2017. The shares of time-based restricted stock granted to Mr. Junkins in March 2017 reflect compensation Mr. Junkins received for his service on Farmer Mac's Board, which vested on March 31, 2018. The grants of shares of time-based restricted stock to Messrs. Lynch, Covington, and Mullery in March 2017 vest in three equal annual installments, the first of which vested on March 31, 2018, and the second and third of which will vest on March 31, 2019 and March 31, 2020, respectively, if those individuals are still employed by Farmer Mac on those dates. For 50% of the grant of shares of performance-based restricted stock, vesting on March 31, 2020 is contingent on Farmer Mac maintaining compliance with all applicable regulatory capital requirements between January 1, 2017 and December 31, 2019, with the Compensation Committee retaining discretion to vest 0% to 100% of this portion of the award based on the Committee’s subjective evaluation of Farmer Mac’s capital efficiency over that three-year period. For the remaining 50% of the grant of shares of performance-based restricted stock, vesting on March 31, 2020 is contingent on the Committee's determination that Farmer Mac has attained:

A.
an annual rate of net charge-offs in the Farm & Ranch line of business to the average balance of outstanding guarantees, loans, and commitments in the Farm & Ranch line of business less than or equal to 20 basis points for the period starting on January 1, 2017 and ending on December 31, 2019; and

B.
an average percentage of total 90-day delinquencies in the Farm & Ranch line of business to the average balance of outstanding guarantees, loans, and commitments in the Farm & Ranch line of business of not greater than 2.5% for the period starting on January 1, 2017 and ending on December 31, 2019.

Performance and payouts are determined independently for each metric, and awards of shares of performance-based restricted stock are settled in shares of Farmer Mac's Class C Non-Voting Common Stock at the end of the three-year performance period if the applicable metric is attained in its entirety and the individual is still employed by Farmer Mac on that date. No partial settlements are permitted for any metric. In connection with the termination of Mr. Buzby's employment in December 2017, his shares of unvested restricted stock were forfeited.

3 Represents the number of SARs granted during 2017. The SARs granted to Messrs. Lynch, Covington, and Mullery in March 2017 vest in three equal annual installments, the first of which vested on March 31, 2018, and the second and third of which will vest on March 31, 2019 and March 31, 2020, respectively, if those individuals are still employed by Farmer Mac on those dates. In connection with the termination of Mr. Buzby's employment in December 2017, his unvested and unexercised vested SARs were forfeited.

4 The exercise price is the closing price for a share of Class C Non-Voting Common Stock on the date of grant, as reported by the NYSE.

5 Amounts shown represent the grant date fair value of the equity award granted to the named executive officers in 2017. For grants of shares of restricted stock, the fair value is the market value of the underlying stock on the grant date (which is the same price as the exercise price for SARs). For SARs granted on March 14, 2017, the fair value on the grant date has been estimated using the Black-Scholes option pricing model with the following assumptions: a dividend yield of 2.367%; an expected volatility of 34.79%; a risk-free interest rate of 2.26%; and an expected life of six years, resulting in a value of approximately $17.3072 per share. See Note 9 to the financial statements on page 193 of Farmer Mac's Annual Report on Form 10-K for the year ended December 31, 2017.

Outstanding Equity Awards at Fiscal Year End

There were no unexercised stock options previously granted to executive officers as of December 31, 2017.

The table below sets forth certain information as of December 31, 2017 relating to unexercised SARs previously granted to Messrs. Lynch, Covington, and Mullery. Mr. Junkins has not been granted any SARs. In connection with the termination of Mr. Buzby's employment in December 2017, his unvested and unexercised vested SARs were forfeited.

Name	Unexercised SARs # Exercisable	Unexercised SARs # Unexercisable[1]	SARs Exercise Price	SARs Expiration Date
R. Dale Lynch	5,430	—	$33.90	April 2, 2024
	6,360	3,180	32.39	April 1, 2025
	4,046	8,092	35.75	March 15, 2026
	—	5,757	60.84	March 14, 2027

John C. Covington	—	4,000	$28.17	January 26, 2025
	—	2,690	32.39	April 1, 2025
	—	6,824	35.75	March 15, 2026
	—	4,857	60.84	March 14, 2027

Stephen P. Mullery	5,000	—	$10.43	October 1, 2020
	3,000	—	18.14	October 4, 2021
	3,000	—	21.69	April 5, 2022
	6,545	—	30.20	April 3, 2023
	3,780	—	33.90	April 2, 2024
	3,740	1,870	32.39	April 1, 2025
	2,375	4,750	35.75	March 15, 2026
	—	3,381	60.84	March 14, 2027

1 Unexercisable SARs that expire in March 2027 vest in three equal annual installments, the first of which vested on March 31, 2018, and the second and third of which will vest on March 31, 2019 and March 31, 2020, respectively, if the applicable individuals are still employed by Farmer Mac on those dates. Unexercisable SARs that expire in March 2026 vest in three equal annual installments, the first and second of which vested on March 31, 2017 and March 31, 2018, respectively, and the third of which will vest on March 31, 2019 if the applicable individuals are still employed by Farmer Mac on that date. Unexercisable SARs that expire in January 2025 "cliff" vested on January 26, 2018. Unexercisable SARs that expire in April 2025 vested on March 31, 2018.

The following table sets forth certain information as of December 31, 2017 relating to shares of unvested restricted stock previously granted to Messrs. Junkins, Lynch, Covington, and Mullery. In connection with the termination of Mr. Buzby's employment in December 2017, his shares of unvested restricted stock were forfeited.

Name	Number of Unvested Shares of Restricted Stock	Market Value of Unvested Shares of Restricted Stock[2]	Vesting Date[3]
Lowell L. Junkins[1]	869	$67,991	March 31, 2018

R. Dale Lynch	6,778	530,311	February 3, 2018
	7,420	580,541	March 31, 2018
	5,626	440,178	March 31, 2019
	2,541	198,808	March 31, 2020

John C. Covington	6,262	489,939	March 31, 2018
	4,746	371,327	March 31, 2019
	2,144	167,746	March 31, 2020

Stephen P. Mullery	4,379	342,613	March 31, 2018
	3,305	258,583	March 31, 2019
	1,491	116,656	March 31, 2020

1 The shares of restricted stock previously granted to Mr. Junkins, which vested on March 31, 2018, relate to the compensation he received for his service as a director on Farmer Mac's Board.

2 Calculated based on a price of $78.24 per share, which was the closing price for the Class C Non-Voting Common Stock on the last trading day of 2017, as reported by the NYSE.

3 For the shares of restricted stock vesting in February 2018, all shares of the time-based restricted stock "cliff" vested on February 3, 2018. For the shares of restricted stock vesting in March 2018: (i) vesting of one-third of each of the grants of shares of time-based restricted stock made in 2015, 2016, and 2017; (ii) with respect to 50% of the grant of shares of performance-based restricted stock made in 2015, vesting is contingent on Farmer Mac maintaining compliance with all applicable regulatory capital requirements between January 2, 2015 to December 31, 2017, with the Compensation Committee retaining discretion to vest 0% to 100% of this portion of the award based on the Board's subjective measurement of Farmer Mac's capital adequacy over that three-year period and (iii) with respect to 50% of the grant of shares of performance-based restricted stock made in 2015, vesting is contingent on Farmer Mac attaining:

A.
annual rate of net charge-offs to the average balance of outstanding guarantees, loans, and commitments less than or equal to 20 basis points for the period starting on January 2, 2015 and ending on December 31, 2017; and

B.
an average percentage of total 90-day delinquencies to the average balance of outstanding guarantees, loans, and commitments of not greater than 2.5% for the period starting on January 2, 2015 and ending on December 31, 2017.

The Compensation Committee determined that the performance goals set forth under (ii) and (iii) were met, so 100% of the shares of performance-based restricted stock vesting in March 2018 vested on March 31, 2018.

For the shares of restricted stock vesting in March 2019: (i) vesting of one-third of each of the grants of shares of time-based restricted stock made in March 2016 and 2017; (ii) with respect to 50% of the grant of shares of performance-based restricted stock made in 2016, vesting is contingent on Farmer Mac maintaining compliance with all applicable regulatory capital requirements between January 1, 2016 to December 31, 2018, with the Compensation Committee retaining discretion to vest 0% to 100% of this portion of the award based on the Committee's subjective measurement of Farmer Mac's capital adequacy over that three-year period and (iii) with respect to 50% of the grant of shares of performance-based restricted stock made in 2016, vesting is contingent on Farmer Mac attaining:

A.
annual rate of net charge-offs in the Farm & Ranch line of business to the average balance of outstanding guarantees, loans, and commitments in the Farm & Ranch line of business less than or equal to 20 basis points for the period starting on January 1, 2016 and ending on December 31, 2018; and

B.
an average percentage of total 90-day delinquencies in the Farm & Ranch line of business to the average balance of outstanding guarantees, loans, and commitments in the Farm & Ranch line of business of not greater than 2.5% for the period starting on January 1, 2016 and ending on December 31, 2018.

For the shares of restricted stock vesting in March 2020: (i) vesting of one-third of the grant of shares of time-based restricted stock made in March 2017; (ii) with respect to 50% of the grant of shares of performance-based restricted stock made in 2017, vesting is contingent on Farmer Mac maintaining compliance with all applicable regulatory capital requirements between January 1, 2017 to December 31, 2019, with the Compensation Committee retaining discretion to vest 0% to 100% of this portion of the award based on the Committee's subjective evaluation of the efficiency of Farmer Mac’s use of capital over that three-year period and (iii) with respect to 50% of the grant of shares of performance-based restricted stock made in 2017, vesting is contingent on Farmer Mac attaining:

A.
annual rate of net charge-offs in the Farm & Ranch line of business to the average balance of outstanding guarantees, loans, and commitments in the Farm & Ranch line of business less than or equal to 20 basis points for the period starting on January 1, 2017 and ending on December 31, 2019; and

B.
an average percentage of total 90-day delinquencies in the Farm & Ranch line of business to the average balance of outstanding guarantees, loans, and commitments in the Farm & Ranch line of business of not greater than 2.5% for the period starting on January 1, 2017 and ending on December 31, 2019.

SAR Exercises and Stock Vested

The following table provides information about SARs exercised during 2017 by the named executive officers other than Mr. Junkins, who has not received any grants of SARs. The value realized upon exercise of the SARs is the difference between (i) the fair market value of the Class C Non-Voting Common Stock on the date of exercise and (ii) the SARs grant price, then multiplied by the number of SARs exercised, excluding the amounts retained by Farmer Mac to satisfy tax withholding requirements arising from the exercises.

Name	Number of SARs Exercised (#)	Number of Shares Acquired Upon Exercise (#)[1]	Value Realized Upon Exercise ($)[1]
R. Dale Lynch	14,180	4,280	$325,554
John C. Covington	6,102	1,514	98,881
Stephen P. Mullery	—	—	—
Timothy L. Buzby	19,509	6,254	467,614

  1 The table above reflects shares and the value of shares that were delivered to the applicable named executive officer during 2017, as well as cash paid for any fractional shares, and does not include shares that were retained by Farmer Mac to satisfy tax withholding requirements arising from the exercises.

The following table provides information about shares of restricted stock that vested during 2017 and were issued to the named executive officers. The value realized upon vesting of the shares of restricted stock reflects the number of shares vested multiplied by $58.26, which was the NYSE closing market price of the Class C Non-Voting Common Stock on the business day prior to the vesting date.

Name[1]	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Lowell L. Junkins	1,575	$91,760
R. Dale Lynch	3,791	220,999
John C. Covington	1,617	94,274
Stephen P. Mullery	2,283	133,074
Timothy L. Buzby	7,567	440,962

1 For all named executive officers other than Mr. Junkins, the table above reflects shares and the value of shares that were delivered to the applicable named executive officer upon vesting, as well as cash paid for any fractional shares, and does not include shares that were retained by Farmer Mac to satisfy tax withholding requirements arising from the vesting of these shares. For Mr. Junkins, the table above reflects the vesting of shares that were granted to Mr. Junkins in connection with his service on Farmer Mac's Board, for which Farmer Mac does not retain any shares to satisfy tax withholding requirements.

Nonqualified Deferred Compensation Table

The Nonqualified Deferred Compensation Plan of the Federal Agricultural Mortgage Corporation (the "NQDC Plan") is a nonqualified deferred compensation plan designed to comply with the provisions of Section 409A of the Code and became effective on May 1, 2017. The purpose of the NQDC Plan is to:

•
restore retirement contributions by Farmer Mac on behalf of each of its current executive officers (other than Mr. Junkins) to the level those individuals would have otherwise been eligible to receive in employer contributions under Farmer Mac’s 401(k) retirement plan in the absence of the limits imposed by Section 401(a)(17) of the Code on the amount of annual compensation that can be taken into account in determining employer contributions under a qualified retirement plan; and

•
permit each of Farmer Mac’s current executive officers (other than Mr. Junkins) to elect to defer a portion of compensation without reference to the limitations in Farmer Mac’s 401(k) plan or those imposed by Section 415(c)(1)(A) of the Code for qualified defined contribution retirement plans.

Under the NQDC Plan, Farmer Mac credits the account of each participant each calendar year with an amount equal to 18.9% of the difference between (i) the annual compensation limit under 401(a)(17) of the Code, which was $270,000 for 2017, and (ii) a participant’s annual base salary, which for purposes of calculating employer credits under the NQDC Plan is capped at $700,000 for Farmer Mac’s Chief Executive Officer and $500,000 for all other participants. This fixed contribution percentage is the same formula used for determining employer contributions to Farmer Mac’s 401(k) plan based on an employee’s annual base salary that is above the applicable Social Security wage base for that year.

In addition to employer credits to the accounts of each participant and subject to applicable tax laws, participants in the NQDC Plan may elect to defer up to 80% of their base salary and up to 80% of any short-term incentive cash bonus scheduled to be received in any one year. A participant may elect to defer compensation until a fixed and determinable date that must be at least two years after the first day of the year in which the deferral election became effective. A participant will be fully vested in non-elective employer credits upon the earliest to occur of: (i) death, (ii) disability, or (iii) three years following the effective date of participation in the NQDC Plan. A participant will be immediately fully vested in all amounts credited attributable to elective deferrals of compensation.

The earliest to occur of the following events will trigger the distribution of all amounts credited to a participant’s account, including both non-elective employer credits and elective deferrals: (i) death, (ii) disability, and (iii) the later to occur of the participant’s separation from service (as defined in Section 409A of the Code) or attaining the age of 65. A participant may elect to receive these payments in a single lump sum cash payment or in annual installments for a period of up to ten years, although account balances will become payable immediately in a single lump sum cash payment upon a participant’s death or disability. A participant also has the ability to request a distribution in the event of an unforeseen emergency (as defined in Section 409A of the Code).

Account balances under the NQDC Plan earn or lose value based on the investment performance of one or more of the investment funds offered under the NQDC Plan and selected by the participants, which are generally similar to the investment options offered under Farmer Mac’s 401(k) retirement plan available to all employees. For the 2017 employer contributions, funds were not credited to each current participant's account until December 28, 2017, and the returns on those funds ranged from -0.24% to 0.00% for the year ended December 31, 2017.

All amounts credited to a participant’s account under the NQDC Plan represent Farmer Mac’s contractual obligation to pay future benefits and will not be secured by any segregated assets, thereby putting NQDC Plan participants in a similar position to the unsecured general creditors of Farmer Mac.

The following table shows the benefits accrued under the NQDC Plan by Farmer Mac's named executive officers that participated in the NQDC Plan as of December 31, 2017. Mr. Junkins does not participate in the NQDC Plan. Mr. Buzby was not included in this table because any amount required to be contributed to his account by Farmer Mac under the NQDC Plan for 2017 had not yet vested prior to the termination of his employment on December 7, 2017 and was therefore canceled.

Name	Executive Contributions[1] in 2017	Farmer Mac's Contributions[2] in 2017	Aggregate Earnings[3] in 2017	Aggregate Withdrawals/Distributions	Aggregate Balance[4] at End of 2017
R. Dale Lynch	—	$34,209	$(77.75)	—	$34,131.25
John C. Covington	—	17,955	(43.65)	—	17,911.35
Stephen P. Mullery	—	26,460	0.71	—	26,460.71

1 None of the named executive officers elected to defer any compensation in 2017 under the NQDC Plan.

2 The amounts listed represent the amounts credited in 2017 by Farmer Mac to the accounts of the named executive officers under the NQDC Plan. These amounts are also reported in the "Summary Compensation Table" on page 33 in the "All Other Compensation" column.

3 The amounts listed represent the net amounts credited to the accounts of the named executive officers under the NQDC Plan as a result of the performance of the investment vehicles in which their accounts were deemed invested, as more fully described in the narrative disclosure above. These amounts do not represent above-market or preferential earnings and therefore are not reported in the "Summary Compensation Table" on page 33.

4 The amounts listed represent the amounts of the NQDC Plan balances at the end of 2017 for each of the named executive officers. None of these amounts were previously reported as compensation for each named executive officer in the "Summary Compensation Table" in prior years because the NQDC Plan became effective in 2017.

Agreements with Executive Officers

None of our current executive officers is party to an employment agreement with Farmer Mac. Messrs. Lynch, Covington, and Mullery currently participate in the Amended and Restated Executive Officer Severance Plan.

Amended and Restated Executive Officer Severance Plan

On June 7, 2012, the Board of Directors of Farmer Mac adopted an Executive Officer Severance Plan (the "Original Plan"). The primary purpose of the Original Plan was to provide executive officers with reasonable compensation in the event of their termination of employment with Farmer Mac. On November 3, 2016, Farmer Mac's Board of Directors adopted an Amended and Restated Executive Officer Severance Plan (the "Plan"). The Plan amends and restates in its entirety the Original Plan but retains all of the substantive provisions of the Original Plan other than the definition of a termination of employment for “cause.” The definition of “cause” contained in the Original Plan was changed in the Plan to make the provisions enumerating the events that trigger a termination of employment for “cause” more favorable to Farmer Mac and consistent with the terms of the employment agreement of Farmer Mac's former President and Chief Executive Officer. The Plan became effective November 3, 2016, and each of Messrs. Lynch, Covington, and Mullery were designated for participation in the Plan as of that date.

Participation in the Plan is limited to certain executive officers of Farmer Mac who are designated by the plan administrator (Farmer Mac's President) and approved by the Compensation Committee, and who are not parties to individual employment agreements with Farmer Mac. To become a participant in the Plan (a "Participant"), the designated executive officers must execute a participation agreement ("Participation Agreement"), which sets forth the conditions for receipt of payments and benefits under the Plan. The Participation Agreement includes:

•	an agreement not to compete for a period of one year following termination of employment;

•	an agreement not to use confidential or proprietary information;

•	an agreement not to solicit, for a period of one year following termination of employment, certain employees of Farmer Mac to engage in certain activity;

•
an agreement not to solicit for employment any current or former Farmer Mac employee, unless the employee has ceased to be employed by Farmer Mac for at least six months and is not subject to non-compete covenants similar to those contained in the Participation Agreement;

•	an agreement not to solicit customers for a period of one year following termination of employment; and

•	an agreement not to disparage Farmer Mac following termination of employment.

Under the Plan, in the event of termination by Farmer Mac other than for cause (as defined in the Plan) or by the Participant after an adverse change in conditions of employment (as defined in the Plan), upon execution of a release, the Participant will be entitled to:

•	an amount equal to the sum of the Participant's annual base salary and annual target bonus, payable in one lump sum;

•
for 12 months, (a) Farmer Mac's coverage of the cost of premiums for the Participant and the Participant's eligible dependents under COBRA, subject to the Participant's continued compliance with the terms of the Participation Agreement, and (b) participate, at Farmer Mac's cost, in all Farmer Mac-sponsored life, accidental death, and disability insurance benefit plans or programs in which the Participant was participating at the time of termination to the extent permitted by the plans or programs and applicable law; and

•
payment of accrued compensation, including base salary, accrued vacation, and annual incentive compensation calculated at the annual target bonus, prorated for the period of time worked during the year.

The payments described above will be in lieu of any other severance payments to Participants.

Upon termination of the Participant's employment due to disability (as defined in the Plan), Farmer Mac will pay, during the 12 months following termination, the difference between the Participant's base salary and the amount of disability insurance payments received by the Participant under Farmer Mac's long-term disability policy. In the event the Participant dies after the commencement of those payments, the balance will be payable in accordance with the beneficiary designation provisions of the Plan.

Participants are not required to mitigate amounts of payments by seeking employment or otherwise, and payments under the Plan will not be offset by amounts payable from new employment for services rendered during the 12 months following termination of employment with Farmer Mac. However, the Participant's eligibility for the continuation of COBRA and participation in Farmer Mac-sponsored life, accidental death, and disability insurance benefit plans or programs will immediately cease upon the start of the new employment.

Amounts payable to any Participant under the Plan are subject to any recoupment or clawback policy as may be implemented and interpreted by Farmer Mac, including those implemented to comply with the Dodd-Frank Act, or any other applicable law and regulation.

Employment Agreement with Farmer Mac's Former President and Chief Executive Officer

Farmer Mac's former President and Chief Executive Officer, Mr. Buzby, was party to an employment agreement (the "Agreement") with Farmer Mac, which had been renewed in March 2017 by Farmer Mac's Board for a one-year period ending on April 7, 2018. Significant terms of the Agreement addressed Mr. Buzby's scope of authority and employment, base salary and incentive compensation, benefits, conditions of employment, termination of employment, and the term of employment. The Agreement was terminated effective December 7, 2017. See "Potential Payments upon Termination and Change-in-Control."

Among other items, the Agreement provided for an annual base salary initially set at $643,750, less applicable withholding for taxes and similar items, subject to periodic review by Farmer Mac and modification in the sole discretion of the Board or the Compensation Committee of the Board, which was done in 2015, 2016, and 2017. Under the Agreement, Mr. Buzby was eligible for an annual cash incentive payment with a target of 80% of his base salary for work performed during the preceding calendar year, or portion thereof, and for awards of long-term incentive compensation from time to time in a form, and subject to such conditions, as determined by the Board and the Compensation Committee of the Board in its sole discretion. Mr. Buzby was eligible for all employee benefits regularly provided to senior executives of Farmer Mac, as well as the following additional (or upgraded) benefits: an annual medical examination; paid parking in the parking garage associated with Farmer Mac's headquarters building; life insurance in an amount approximately equal to Mr. Buzby's base salary; disability benefits at least equal to statutory benefits in the District of Columbia; and five weeks of paid vacation each year. The Agreement provides that the following obligations of Mr. Buzby shall survive the termination of his employment for any reason: (i) an agreement not to compete with Farmer Mac, other than with Farmer Mac's written permission, for a period of one year; (ii) an agreement not to solicit any of Farmer Mac's "members of management" (as defined in the Agreement) or employees for a period of two years; (iii) an agreement not to use or divulge Farmer Mac's confidential or proprietary information; and (iv) an agreement not to disparage Farmer Mac, its products, services, officers, directors, or employees.

Potential Payments upon Termination and Change-in-Control

Other than Mr. Junkins, each of the current named executive officers would be eligible to receive payments upon a termination without cause or upon a termination without cause due to disability, occurring as of December 31, 2017. None of these individuals would be eligible to receive any payments upon resignation or retirement as of December 31, 2017.

The following table shows the total that would be payable to each of Messrs. Lynch, Covington, and Mullery upon a termination without cause occurring as of December 31, 2017:

Name[1]	Base Salary	Non-Equity Incentive Compensation	Total
R. Dale Lynch	$451,000	$202,950	$653,950
John C. Covington	$365,000	$127,750	$492,750
Stephen P. Mullery	$410,000	$143,500	$553,500

1 Each of Messrs. Lynch, Covington, and Mullery would also receive all base salary, incentive compensation, and vacation pay accrued and unpaid as of the applicable date of termination. Each of them would also be entitled to continuation of health care coverage pursuant to COBRA and other life, accidental death, and disability insurance benefit plans or programs, at Farmer Mac's expense, for 12 months. See "Executive Compensation Governance—Executive Compensation—Employment Agreements with Executive Officers—Executive Officer Severance Plan."

On December 7, 2017, Mr. Buzby's employment as Farmer Mac's President and Chief Executive Officer was terminated for "cause" (as defined under the Agreement). As a result, Mr. Buzby received only the base salary, expense reimbursements, and vacation pay that had accrued and were unpaid as of the date of his termination.

The following table shows the total that would be payable to each of the current named executive officers upon a termination without cause due to disability occurring as of December 31, 2017:

Name[1]	Base Salary	Non-Equity Incentive Compensation	Total
R. Dale Lynch	$451,000	$0	$451,000
John C. Covington	$365,000	$0	$365,000
Stephen P. Mullery	$410,000	$0	$410,000

1 In the event of a termination without cause due to a disability, Farmer Mac would pay each of Messrs. Lynch, Covington, and Mullery the difference between his current base salary and the amount of disability insurance payments received by him under Farmer Mac's long-term disability policy during the 12 months following termination.

None of the named executive officers are eligible to receive additional payments upon a change-in-control of Farmer Mac.

Equity Compensation Plans

The following table sets forth certain information relating to compensation plans under which equity securities are authorized to be issued as of December 31, 2017:

Plan category	Number of securities to be issued upon exercise of outstanding options or SARs or vesting of restricted stock	Weighted average exercise price of outstanding options and SARs (per share)	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans not approved by stockholders	—	—	—
Equity compensation plans approved by stockholders	258,287	$32.95	1,324,281

Amended and Restated 2008 Omnibus Incentive Plan. In 2008, the Board adopted, and Farmer Mac's voting stockholders approved, Farmer Mac's 2008 Omnibus Incentive Plan, a broad-based incentive compensation plan for directors, officers, and non-officer employees. In February 2017, the Compensation Committee approved a non-material amendment to Farmer Mac's

2008 Omnibus Incentive Plan related to tax withholding that would be consistent with a then-recent change to accounting principles and adopted Farmer Mac's Amended and Restated 2008 Omnibus Incentive Plan. Farmer Mac is asking its voting stockholders to approve the extension of the term of and the material terms of performance goals under Farmer Mac's Amended and Restated 2008 Omnibus Incentive Plan. For more information on this proposal and on Farmer Mac's Amended and Restated 2008 Omnibus Incentive Plan, see "Proposal 3: Approval of the Extension of the Term of and Material Terms of Performance Goals Under the Amended and Restated 2008 Omnibus Incentive Plan."

As of December 31, 2017, SARs covering 495,792 shares (net of canceled shares, shares retained by Farmer Mac to satisfy withholding obligations, and shares disposed to Farmer Mac upon exercise) and 679,927 shares of restricted stock (net of canceled shares) had been granted under the Amended and Restated 2008 Omnibus Incentive Plan, leaving 1,324,281 shares of Class C Non-Voting Common Stock available for future issuance of grants under the plan as of that date. SARs granted under the Amended and Restated 2008 Omnibus Incentive Plan during 2017 have an exercise price of $60.84 per share.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Review of Related Person Transactions

The Board of Directors has adopted a written Related Person Transactions Approval Policy that is administered by the Corporate Governance Committee. This policy applies to any transaction or series of transactions in which Farmer Mac or any of its subsidiaries is a participant, the amount involved exceeds $120,000, and a "related person" has a direct or indirect material interest. The policy requires each director, director nominee, or executive officer involved in such a transaction to notify the General Counsel of each such transaction. Farmer Mac reviews all relationships and transactions in which Farmer Mac and its directors, director nominees, and executive officers or their immediate family members are participants to determine whether those persons have a direct or indirect material interest. Farmer Mac's legal staff is primarily responsible for the development and implementation of processes and controls to obtain information from the directors and executive officers regarding related person transactions. Under the policy, the General Counsel will determine whether a transaction meets the requirements of a "related person transaction" requiring review by the Corporate Governance Committee. Transactions that fall within this definition will be referred to the Corporate Governance Committee for approval, ratification, or other action. Based on its consideration of all of the relevant facts and circumstances, the Corporate Governance Committee will decide whether or not to approve the transaction and will approve only those transactions that are in, or not inconsistent with, the best interests of Farmer Mac. If Farmer Mac becomes aware of an existing related person transaction that has not been approved under this policy, the matter will be referred to the Corporate Governance Committee, which will then evaluate all options available, including ratification, revision, or termination of the transaction. A related person transaction entered into without the Corporate Governance Committee's pre-approval will not violate this policy, or be invalid or unenforceable, so long as the transaction is brought to the Corporate Governance Committee as promptly as reasonably practical after it is entered into. Transactions that are determined to be directly or indirectly material to Farmer Mac or a related person are disclosed in Farmer Mac's Proxy Statement as required by SEC rules.

Transactions with Related Persons in 2017

From time to time, Farmer Mac purchases or commits to purchase qualified loans, USDA-guaranteed portions, or AgVantage® securities from, or enters into other business relationships with, institutions that own 5% or more of a class of Farmer Mac's Voting Common Stock or that have an employee, officer, or director who is also a member of Farmer Mac's Board of Directors. These transactions are conducted in the ordinary course of business, with terms and conditions comparable to those applicable to entities unaffiliated with Farmer Mac. To the extent such transactions involve indebtedness issued by the related person, those transactions were made on substantially the same terms as those prevailing at the time for comparable loans with persons not related to Farmer Mac and did not involve more than the normal risk of collectability or present other unfavorable features. Although Farmer Mac entered into transactions with related persons in 2017, it was determined that none of those transactions resulted in a related person having a direct or indirect material interest that would require disclosure as a "related person transaction" under SEC rules. For additional information about transactions between Farmer Mac and related persons, see "Management's Discussion and Analysis of Financial Condition and Results of Operations—Results of Operations—Related Party Transactions" and Note 3 in Farmer Mac's Annual Report on Form 10-K for the year ended December 31, 2017.

REPORT OF THE AUDIT COMMITTEE

The following report of the Audit Committee shall not be deemed to be "soliciting material," or to be "filed" with the SEC, and will not be deemed to be incorporated by reference into any filing by Farmer Mac under the Securities Act or the Exchange Act, except to the extent that Farmer Mac specifically requests that such information be treated as soliciting material or specifically incorporates the report by reference into a document.

The Audit Committee reviewed and recommended approval of a revised Audit Committee Charter, which was approved by the full Board on November 1, 2017. The complete text of the charter, which reflects standards set forth in SEC regulations and NYSE listing requirements, is available on Farmer Mac's website, www.farmermac.com, in the "Corporate Governance" portion of the "Investors" section. A print copy of the Audit Committee Charter is available free of charge upon written request to Farmer Mac's Secretary at 1999 K Street, N.W., Fourth Floor, Washington, D.C. 20006. The Audit Committee and the Board review and approve changes to the Audit Committee Charter annually.

In March 2018, the Board of Directors determined that: (1) all of the directors who serve on the Audit Committee are "independent," as defined in Farmer Mac's Corporate Governance Guidelines, and under the heightened independence requirements set forth under applicable SEC and NYSE rules for directors serving on the Audit Committee; and (2) Clark Maxwell, a member of the Audit Committee since June 6, 2008, is an "audit committee financial expert," as defined in SEC rules. Mr. Maxwell is not an auditor or accountant for Farmer Mac, does not perform field work, and is not an employee of Farmer Mac. In accordance with the SEC's safe harbor relating to audit committee financial experts, a person designated or identified as an audit committee financial expert will not be deemed to be an "expert" for purposes of the federal securities laws. In addition, the designation or identification as an audit committee financial expert does not impose on a director any duties, obligations, or liabilities that are greater than those imposed on that director as a member of the Audit Committee and Board of Directors in the absence of such designation or identification, and does not affect the duties, obligations, or liabilities of any other member of the Audit Committee or Board of Directors.

Audit Committee Report for the Year Ended December 31, 2017

To Our Stockholders:

Management is primarily responsible for establishing and maintaining the financial public reporting process, including the system of internal accounting controls, and for the preparation of Farmer Mac's consolidated financial statements in accordance with accounting principles generally accepted in the United States. The Audit Committee, on behalf of the Board, monitors Farmer Mac's financial reporting processes and systems of internal accounting control, the independence and performance of the independent auditor, and the performance of the internal audit function. Farmer Mac's independent auditor is responsible for auditing those consolidated financial statements and expressing an opinion as to their conformity with generally accepted accounting principles and on management's assessment of the effectiveness of Farmer Mac's internal control over financial reporting. In addition, the independent auditor will express its own opinion on the effectiveness of Farmer Mac's internal control over financial reporting.

Management has represented to the Audit Committee that Farmer Mac's audited consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States. The Audit Committee reviewed and discussed Farmer Mac's audited consolidated financial statements with both management and Farmer Mac's independent auditor prior to their issuance. The Audit Committee has discussed with the independent auditor its evaluation of the accounting principles, practices, and judgments applied by management, and the Audit Committee has discussed any items required to be communicated to it by the independent auditor pursuant to rules and regulations promulgated by the Securities and Exchange Commission and the Public Company Accounting Oversight Board (PCAOB) and the standards established by the American Institute of Certified Public Accountants, including matters required to be discussed pursuant to PCAOB Auditing Standard No. 1301 (Communication With Audit Committees).

As to Farmer Mac's independent auditor, the Audit Committee, among other things, received from PricewaterhouseCoopers LLP the written disclosures as required by applicable requirements of the PCAOB regarding the independent accountants' communications with the Audit Committee concerning independence, and discussed with them their independence from Farmer Mac and its management. The Audit Committee has reviewed and pre-approved the audit fees of the independent auditor. It also has approved non-audit services and reviewed fees for such services to assure compliance with applicable provisions of the Exchange Act, and applicable rules and regulations to assure compliance with the auditor independence requirements that prohibit independent auditors from performing specified services that might impair their independence as well as compliance with Farmer Mac's and the Audit Committee's policies.

The Audit Committee discussed with Farmer Mac's independent auditor the overall scope of and plans for its audit. Finally, the Audit Committee continued to monitor the scope and adequacy of Farmer Mac's internal auditing program, including proposals for adequate staffing and to strengthen internal procedures and controls where appropriate.

In reliance upon these reviews and discussions, the Audit Committee recommended to the Board of Directors that the Board approve the inclusion of Farmer Mac's audited consolidated financial statements in Farmer Mac's Annual Report on Form 10-K for the fiscal year ended December 31, 2017 for filing with the Securities and Exchange Commission, as filed on March 8, 2018.

Audit Committee

Bruce J. Sherrick, Chairman	Dennis L. Brack
Chester J. Culver	Sara L. Faivre
Douglas L. Flory	Clark B. Maxwell

AUDIT MATTERS

Audit Fees

Farmer Mac incurred an aggregate of $1,514,000 in fees for 2017 and $1,456,000 in fees for 2016 for professional services rendered by PricewaterhouseCoopers LLP for the audit of Farmer Mac's 2017 and 2016 annual financial statements included in Farmer Mac's annual reports on Form 10-K, the audit of management's assessment of the effectiveness of internal control over financial reporting under Section 404 of the Sarbanes-Oxley Act of 2002, and the review of the financial statements included in Farmer Mac's quarterly reports on Form 10-Q during 2017 and 2016. Farmer Mac also incurred an aggregate of $21,400 in fees in 2017 and $18,500 in fees for 2016 for out-of-pocket expenses billed by PricewaterhouseCoopers LLP in connection with providing these services.

Audit-Related Fees

Farmer Mac incurred an aggregate of $40,000 in fees for both 2017 and 2016 for the services rendered by PricewaterhouseCoopers LLP, including the issuance of comfort letters and consultations on various accounting matters and other technical issues for assurance, that were reasonably related to the performance of the audit of Farmer Mac's annual financial statements and the review of the financial statements included in Farmer Mac's quarterly reports on Form 10-Q and not reported in "—Audit Fees" above.

Tax Fees

Farmer Mac incurred an aggregate of $86,300 in fees for 2017 and $97,160 in fees for 2016 for professional services for tax compliance, tax advice, and tax planning rendered by PricewaterhouseCoopers LLP in tax years 2017 and 2016.

All Other Fees

Farmer Mac incurred an aggregate of $20,000 in fees for 2017 for a company-wide fraud risk training conducted by PricewaterhouseCoopers LLP. A similar fee was not incurred in 2016. Farmer Mac also incurred an aggregate of $2,800 in fees for 2017 and $1,900 in fees for 2016 for use of PricewaterhouseCoopers LLP's research and analytics tools.

Audit Committee Pre-Approval Policies

Under the Audit Committee Charter and the Audit Committee's pre-approval policy and consistent with SEC policies regarding auditor independence, the Audit Committee considers and pre-approves, as appropriate, all auditing and permissible non-auditing services provided by Farmer Mac's independent auditor prior to the engagement of the independent auditor for those services. Audit fee negotiations associated with the retention of PricewaterhouseCoopers LLP as Farmer Mac's independent auditor for 2018 were handled by the Audit Committee. The Audit Committee has delegated the authority to grant pre-approvals to the chairman of the Audit Committee in the event such pre-approval is necessary for business purposes and the convening of a meeting of the Audit Committee is not practicable, and the chairman’s decisions to grant any pre-approval must be presented to the full Audit Committee at its scheduled meetings. All of the services provided by PricewaterhouseCoopers LLP in 2017 and 2016 were pre-approved by the Audit Committee or the chairman of the Audit Committee, in accordance with the Audit Committee's pre-approval policy.

PROPOSAL 2:
SELECTION OF INDEPENDENT AUDITOR

The By-Laws of Farmer Mac provide that the Audit Committee shall select Farmer Mac's independent auditor "annually in advance of the Annual Meeting of Stockholders and [that selection] shall be submitted for ratification or rejection at such meeting." In addition, the Audit Committee reviews the scope and results of the audits, the accounting principles being applied, and the effectiveness of internal controls. The Audit Committee also ensures that management fulfills its responsibilities in the preparation of Farmer Mac's financial statements.

PricewaterhouseCoopers LLP has served as Farmer Mac's independent auditor since March 2010. In determining whether to reappoint PricewaterhouseCoopers LLP as Farmer Mac's independent auditor for 2018, the Audit Committee considered a number of factors, including:

•	the professional qualifications of PricewaterhouseCoopers LLP and the lead engagement partner, including their technical expertise and industry knowledge;

•	PricewaterhouseCoopers LLP's independence from Farmer Mac and its processes for maintaining its independence;

•	PricewaterhouseCoopers LLP's depth of understanding of Farmer Mac's business, accounting policies and practices, and internal control over financial reporting;

•	the quality of the Audit Committee's ongoing discussions with PricewaterhouseCoopers LLP and its evaluation of PricewaterhouseCoopers LLP's prior performance;

•	PricewaterhouseCoopers LLP's tenure and the impact on Farmer Mac of changing auditors; and

•	an evaluation of the lead audit partner, who the Audit Committee ensures is rotated at least every five years in accordance with SEC rules and PricewaterhouseCoopers LLP's policies.

Based on these factors and in accordance with the By-Laws, the Audit Committee has unanimously selected and recommended to the stockholders PricewaterhouseCoopers LLP as Farmer Mac's independent auditor for the fiscal year ending December 31, 2018.

This proposal is presented to the stockholders for approval as provided in the By-Laws and in conformity with the current practice of seeking stockholder approval of the selection of the independent auditor. The ratification of the appointment of PricewaterhouseCoopers LLP as Farmer Mac's independent auditor requires the affirmative vote of a majority of the votes cast by the holders of shares of Farmer Mac's Voting Common Stock entitled to vote and represented in person or by proxy at the Meeting. Representatives of PricewaterhouseCoopers LLP are expected to attend the Meeting. They will have the opportunity to make a statement if they desire to do so and will be available to answer appropriate questions from stockholders present at the Meeting.

The Board of Directors recommends a vote FOR the proposal to ratify the selection of PricewaterhouseCoopers LLP as independent auditor for Farmer Mac for 2018. Proxies solicited by the Board of Directors will be so voted unless holders of Farmer Mac's Voting Common Stock specify to the contrary on their proxies, or unless authority to vote is withheld.

PROPOSAL 3:
APPROVAL OF THE EXTENSION OF THE TERM OF AND THE MATERIAL TERMS OF PERFORMANCE GOALS UNDER THE AMENDED AND RESTATED 2008 OMNIBUS INCENTIVE PLAN

In this proposal, Farmer Mac is asking its voting stockholders to extend the expiration date of its current Amended and Restated 2008 Omnibus Incentive Plan (the "2008 Plan") from June 5, 2018 to May 3, 2028 and to reapprove the material terms of the performance goals that Farmer Mac has used to grant performance-based compensation exempt from the deduction limits of Section 162(m) of the Code. Farmer Mac is not seeking additional shares of common stock for the 2008 Plan, nor is it enhancing benefits under the 2008 Plan. The Board and the Compensation Committee periodically review the 2008 Plan for improvements and to conform the plan to current tax rules and practices. The Board is seeking an extension of the 2008 Plan because it believes Farmer Mac must continue to offer a competitive equity incentive program to attract and retain the best possible employees.

The Board adopted, and Farmer Mac's voting stockholders approved, the 2008 Plan in June 2008 as a broad-based incentive compensation plan for directors, officers, and non-officer employees. In June 2013, the voting stockholders approved revisions to certain performance goals and reapproved other goals in the 2008 Plan, in compliance with Section 162(m) of the Code. In February 2017, the Compensation Committee approved a non-material amendment to the 2008 Plan to permit additional tax withholdings in a manner consistent with a then-recent change to accounting principles. In March 2018, the Board further revised the 2008 Plan to: (1) remove incentive stock options from the 2008 Plan (because Farmer Mac has not granted them in the past and they cannot be granted after June 5, 2018 without additional stockholder approval); (2) apply per person share and dollar limits to all types of awards made to any employee, instead of to certain types of awards granted to senior executives; and (3) provide that the performance goals listed in the 2008 Plan may be used for grants irrespective of whether those awards are exempt from Section 162(m) of the Code. The changes in (2) and (3) of the preceding sentence were made in light of the amendment of Section 162(m) of the Code (through the enactment of the Tax Cuts and Jobs Act in December 2017), which prospectively removed “performance-based” compensation as an exception to the application of that section.

Description of the 2008 Plan

The following is a summary of the 2008 Plan, as proposed to be amended. This summary is qualified in its entirety by reference to the 2008 Plan, a copy of which is attached as Annex A to this Proxy Statement. You may also obtain a copy of the 2008 Plan by accessing the Proxy Statement as filed electronically with the SEC at www.sec.gov, by accessing the "Financial Information" section of Farmer Mac's website at https://www.farmermac.com/investors/financial-information/, or by contacting Farmer Mac's Secretary.

Purpose. The purpose of the 2008 Plan is to provide employees and directors of Farmer Mac with a sense of proprietorship and personal involvement in the development and financial success of Farmer Mac and to encourage them to devote their best efforts to Farmer Mac, thereby advancing the interests of Farmer Mac and its stockholders. A further purpose of the 2008 Plan is to provide a means by which Farmer Mac can attract well-qualified individuals to become employees or directors and allow these individuals to acquire and maintain equity ownership in Farmer Mac, thereby aligning their incentives with the continued success of Farmer Mac.

Shares Available under the 2008 Plan. Under the 2008 Plan, as of March 1, 2018, the total number of shares of common stock reserved and available for delivery related to awards under the 2008 Plan, subject to adjustment, is 1,327,382 shares of common stock. As of March 1, 2018, SARs covering 163,272 shares and 88,237 shares of restricted stock were outstanding. Any shares under prior Farmer Mac equity compensation plans are no longer available for increasing the foregoing total. Shares subject to any award that is canceled, expired, forfeited, settled in cash, or otherwise terminated without delivery of shares of common stock will again be available for awards, including shares of restricted stock that are forfeited and shares withheld or surrendered in payment of the exercise price of an award or taxes related to an award. Under the 2008 Plan, no participant may be granted stock option awards covering more than 300,000 shares of common stock during any calendar year, nor may a participant be granted more than 150,000 shares each of restricted stock, performance shares, performance units, or other stock-based awards during any calendar year. The maximum aggregate amount awarded or credited for cash-based awards to any one participant in any one calendar year may not exceed the value of $2,000,000 determined as of the date of vesting or payout, as applicable. The stock referred to under the 2008 Plan is Farmer Mac’s Class C Non-Voting Common Stock, which is listed on the New York Stock Exchange under the symbol AGM. On March 1, 2018, the closing price of the Class C Non-Voting Common Stock reported on the NYSE was $78.25 per share.

Substitute Awards. In connection with a merger or consolidation of an entity with Farmer Mac or the acquisition by Farmer Mac of property or stock of an entity, the Board or the Compensation Committee may grant awards in substitution for any options or other stock or stock-based awards granted by such entity or an affiliate thereof. Substitute awards may be granted on such terms as the Board or the Compensation Committee deems appropriate in the circumstances, notwithstanding any limitations on awards contained in the 2008 Plan, and such substitute awards will not count against the overall share limit of the 2008 Plan.

Key Features of the 2008 Plan

•	Options and SARs may not be repriced without the prior approval of the voting stockholders of Farmer Mac.

•	Options and SARs will not be replaced for cash at any time without the prior approval of the voting stockholders.

•
Options and SARs, without the prior approval of the voting stockholders, will not be regranted through cancellation or by lowering the exercise price of a previously granted option or lowering the grant price of a previously granted SAR.

•	The exercise price or grant price per share of stock under an option or SAR must be not less than the fair market value of the common stock of Farmer Mac on the date of grant.

•	The shares of stock and cash that may be granted to any individual are limited in any one plan year, subject to adjustment for certain specified events.

•	Performance goals may be used where considered appropriate for performance-based awards.
Authority of Committee. Awards under the 2008 Plan are generally granted by the Compensation Committee. The Compensation Committee has the authority, among other things, to (i) select the persons to be granted awards; (ii) determine the form of awards, or combinations thereof, and whether such awards are to operate on a tandem basis or otherwise in conjunction with other awards; (iii) determine the number of shares of common stock, units, or other rights covered by an award; and (iv) determine the other terms and conditions of awards, including any restrictions on transfer, any performance goals, any vesting schedules, and any deferral or forfeiture provisions, and any acceleration or waiver thereof.

Eligibility. Employees of Farmer Mac and members of the Board of Directors are eligible to be granted awards. As of March 1, 2018, approximately 104 persons were eligible to receive awards under the 2008 Plan, including our four named executive officers and fourteen non-employee directors. The granting of awards under the 2008 Plan is discretionary. We cannot determine the number or type of awards to be granted in the future to any particular person or group at this time.

Types of Awards. Awards authorized under the 2008 Plan include:

•	options to purchase shares of common stock, which will be granted at not less than 100% of the fair market value of the common stock on the date of grant;

•
SARs, whether in conjunction with the grant of stock options or independent of such grant, which will be granted at not less than 100% of the fair market value of the common stock on the date of grant;

•
common stock in the form of restricted stock subject to restrictions on transferability and other restrictions, as to which a participant will generally have the rights of a stockholder during the period of restriction;

•
common stock in the form of restricted stock units to be delivered after the expiration of a deferral period, as to which the participant will generally not have the rights of a stockholder before the shares are so delivered;

•	common stock granted as a bonus or in lieu of obligations to pay cash under other plans or compensatory arrangements;

•
dividend equivalents, which will not apply to stock options or SARs, consisting of a right to receive cash, common stock, other awards or other property equal in value to dividends paid on a specified number of shares of common stock; and

•
other awards, including awards that are payable, in whole or in part, in shares of common stock or the value of which are based, in whole or in part, on the value of shares of common stock, and awards to be settled, in whole or in part, in cash or other property other than common stock.

Transferability. Awards granted under the 2008 Plan are not assignable or transferable except by the laws of descent and distribution or as may be permitted by the Compensation Committee.

Performance-Based Awards. See below under "—Material Terms of the Performance Goals under the 2008 Plan" for a description of the material terms of the performance goals for awards granted under the 2008 Plan.

Withholding. Farmer Mac’s obligation to deliver shares of common stock or pay cash in respect of any award under the 2008 Plan is subject to applicable federal, state, and local tax withholding requirements. The Compensation Committee or the Board may permit participants to pay applicable withholding in shares of the common stock already owned by the participant (either by delivery or attestation) or through the withholding of shares otherwise issuable to such participant; provided, however, that the total tax withholding where stock is being used to satisfy such tax obligations cannot exceed the maximum statutory withholding obligations. If the participant does not satisfy the tax withholding through one of those means, Farmer Mac may withhold from the same or other compensation.

Effectiveness, Amendment, and Termination. The 2008 Plan may be amended, altered, suspended, discontinued, or terminated by the Board of Directors without stockholder approval unless the Board seeks to increase the number of shares of common stock subject to the 2008 Plan or stockholder approval is required by law or regulation or under the rules of any stock exchange or automated quotation system on which Farmer Mac's common stock is then listed or quoted. Stockholder approval will not be deemed to be required under laws or regulations that condition favorable tax treatment on such approval, although the

Board may, in its discretion, seek stockholder approval in any circumstances in which it deems such approval advisable. If this proposal is approved, the 2008 Plan will continue in effect until May 3, 2028, unless sooner terminated by the Board of Directors.

Material Terms of the Performance Goals under the 2008 Plan

The terms of the 2008 Plan are intended to, among other things, permit the Compensation Committee to set performance goals for any award, thereby requiring forfeiture of all or part of any award if the performance goals are not met, or linking the time or amount of exercisability, vesting, payment, or settlement of an award to the achievement of performance goals. The 2008 Plan provides that the performance goals will be based on specified performance measures that are intended to encompass a wide range of financial and operational activities of Farmer Mac on a consolidated basis and/or for specified subsidiaries or business units of Farmer Mac. For example, the performance measures used by the Compensation Committee in establishing the performance goals for awards intended to be performance-based will be one or more of the following:

(a)
Net earnings or net income (before or after taxes, the impact of changes in the fair value of derivatives, stock plan expenses, yield maintenance and/or loan losses) or any other measure that uses all or part of such components;

(b)	Earnings per share;

(c)	Revenues or mission volume or growth therein;

(d)	Net operating profit;

(e)	Return measures (including, but not limited to, return on assets, capital, invested capital, equity, sales, or revenue);

(f)	Cash flow (including, but not limited to, operating cash flow, free cash flow, cash flow return on equity, and cash flow return on investment);

(g)	Earnings before or after taxes, interest, depreciation, and/or amortization;

(h)	Gross or operating margins;

(i)	Productivity ratios;

(j)	Share price (including, but not limited to, growth measures and total shareholder return);

(k)	Assets;

(l)	Cash position;

(m)	Equity or stockholders' equity;

(n)	Ratio of debt to debt plus equity;

(o)	Expense targets;

(p)	Margins;

(q)	Operating efficiency;

(r)	Market share;

(s)	Customer satisfaction;

(t)	Working capital targets;

(u)	Delinquency rate;

(v)	Net charge-offs;

(w)	Economic value added or EVA (net operating profit after tax minus the sum of capital multiplied by the cost of capital);

(x)
Capital measures, including but not limited to, compliance with applicable regulatory capital requirements and the excess of capital over statutory minimum capital requirements, risk-based capital requirements, or other established capital targets; and

(y)	Results of regulatory reviews and examinations.

Any performance measures may be used to measure the performance of Farmer Mac as a whole or any business unit of Farmer Mac, or any combination thereof, as the Compensation Committee may deem appropriate. Any of the above performance measures may be compared to the performance of a group of comparator companies or to a published or special index that the Compensation Committee, in its sole discretion, deems appropriate. The Compensation Committee may also select performance measure (j) above as compared to various stock market indices. The Compensation Committee also has the authority to provide for accelerated vesting of any award based on the achievement of performance goals pursuant to the performance measures.

Performance goals may differ for awards to different participants. The Compensation Committee will specify the weighting to be given to each performance measure for purposes of determining the final amount payable for an award. All determinations by the Compensation Committee as to the attainment of performance goals will be in writing. The Compensation Committee may not delegate any responsibility for an award that is intended to qualify as "performance-based compensation" under Section 162(m) of the Code.

In general, Section 162(m) of the Code places a limit of $1 million per person on the amount of compensation that Farmer Mac may deduct in any one year for certain executive officers of Farmer Mac. There is an exception to the limitation for "performance-based compensation" meeting certain requirements for taxable years beginning on or before December 31, 2017 or, for later years, payable under a binding written agreement in effect on or before November 2, 2017 that satisfies the performance rules and is not materially modified. The exception to Section 162(m)'s deduction limit for performance-based compensation has been repealed by legislation known as the Tax Cuts and Jobs Act, effective for taxable years beginning after December 31, 2017, and the effect of the repeal on binding contracts is not yet fully known because of the lack of transition rule guidance.

In accordance with Section 162(m) of the Code, the material terms of the performance goals that stockholders approve have constituted the framework for the Compensation Committee to establish programs and awards under which compensation provided by Farmer Mac may qualify as "performance-based compensation" for purposes of Section 162(m) of the Code, but there can be no guarantee that grandfathered amounts payable under these programs and awards will be treated as qualified performance-based compensation under Section 162(m) of the Code. While Farmer Mac does not think that reapproval of the performance goals is necessary for the binding written agreements to remain deductible as performance-based compensation, Farmer Mac is seeking the reapproval out of an abundance of caution.

Federal Income Tax Consequences

The following is a brief description of the federal income tax consequences generally arising related to awards granted under the 2008 Plan. This discussion is intended for the information of stockholders considering how to vote on this proposal, and not as tax guidance to participants in the 2008 Plan.

The grant of an option, SAR, or other stock-based award in the nature of a purchase right will create no tax consequences for the participant or Farmer Mac. Upon exercising an option (including any other stock-based award in the nature of a purchase right), the participant generally must recognize ordinary income equal to the difference between the exercise price and the fair market value of the freely transferable and nonforfeitable shares of common stock received. A participant’s disposition of shares of common stock acquired upon the exercise of an option, SAR, or other stock-based award in the nature of a purchase right generally will result in capital gain or loss measured by the difference between the sale price and the participant’s tax basis in such shares.

For awards granted under the 2008 Plan that may be settled in cash, common stock, other awards, or other property that is either not restricted as to transferability or not subject to a substantial risk of forfeiture, the participant must generally recognize ordinary income equal to the cash or the fair market value of the shares, other awards, or other property so received. For awards involving shares, other awards, or other property that are restricted as to transferability and subject to a substantial risk of forfeiture, the participant must generally recognize ordinary income equal to the fair market value of such shares, other awards, or other property received at the first time the shares, other awards, or other property become transferable or not subject to a substantial risk of forfeiture, whichever occurs earlier. A participant may elect to be taxed at the time of receipt of such shares, other awards, or other property rather than upon lapse of restrictions on transferability or substantial risk of forfeiture. If the participant subsequently forfeits those shares, other awards, or other property, the participant would not be entitled to any deduction, including a capital loss, for the value of the shares, other awards, or other property on which the participant previously paid tax. The election must be made and filed with the Internal Revenue Service within thirty days after the receipt of the restricted shares, other awards, or other property. Different tax rules may apply in other kinds of transactions under the 2008 Plan, including those involving payment of the exercise price of an option by surrender of previously acquired shares.

There will be no tax consequences to Farmer Mac for any awards made under the 2008 Plan, except that Farmer Mac may be entitled to a deduction when a participant has compensation income. Any such deduction will be subject to the limitations of Section 162(m) of the Code. Under the recently enacted Tax Cuts and Jobs Act of 2017, new awards will not be eligible for exclusion from the limits of Section 162(m) of the Code, and current guidance does not make clear the extent to which previously granted but unsettled awards are grandfathered in their exclusion.

Approval of this Proposal 3 requires the affirmative vote of a majority of the votes cast by the holders of shares of Farmer Mac's Voting Common Stock entitled to vote and represented in person or by proxy at the Meeting. The Board of Directors recommends a vote FOR the proposal to extend the term of the 2008 Plan to May 3, 2028 and to approve the material terms of performance goals under Farmer Mac's 2008 Plan. Proxies solicited by the Board of Directors will be so voted unless holders of Farmer Mac's Voting Common Stock specify to the contrary on their proxies, or unless authority to vote is withheld.

PROPOSAL 4:
ADVISORY VOTE TO APPROVE THE COMPENSATION
OF FARMER MAC'S NAMED EXECUTIVE OFFICERS

In accordance with SEC rules adopted under the Dodd-Frank Act, Farmer Mac is seeking from its voting stockholders an advisory vote to approve the compensation of Farmer Mac's named executive officers as described in this Proxy Statement, including the Compensation Discussion and Analysis, the related tabular disclosures, and the accompanying narrative disclosures.

The Dodd-Frank Act requires Farmer Mac to hold an advisory vote to approve the compensation of Farmer Mac's named executive officers at least once every three years. Consistent with the vote of its stockholders at the 2017 Annual Meeting of Stockholders, Farmer Mac is presenting this non-binding vote to its stockholders on an annual basis.

Farmer Mac's executive compensation program is designed to attract, motivate, and retain highly qualified executive officers who are able to achieve corporate objectives, fulfill Farmer Mac's public policy mission, and enhance stockholder value. The Compensation Committee believes that Farmer Mac's executive compensation program reflects a strong pay-for-performance philosophy that is consistent with the risk tolerance of Farmer Mac and reflects the long-term interests of stockholders. The Compensation Discussion and Analysis section beginning on page 20 provides a more detailed discussion of Farmer Mac's executive compensation philosophy and program.

The Compensation Committee believes that Farmer Mac's executive compensation program has been effective at attracting and retaining a high-performing executive team that is appropriately motivated to achieve the strategic, financial, and operational goals established by the Board of Directors.

Voting stockholders are being asked to vote on the following resolution:

RESOLVED, that the voting stockholders of the Federal Agricultural Mortgage Corporation approve, on an advisory basis, the compensation of Farmer Mac's named executive officers, as described in this Proxy Statement pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, the related tabular disclosures, and the accompanying narrative disclosures.

This advisory vote to approve the compensation of Farmer Mac's named executive officers is not binding. The outcome of the vote on this proposal by stockholders will not require Farmer Mac's Board of Directors or the Compensation Committee to take any action regarding Farmer Mac's executive compensation practices. However, the Board of Directors values the opinions of Farmer Mac's stockholders as expressed through their votes and communications and will take into account the result of the vote when determining future executive compensation arrangements.

Adoption of this non-binding resolution will require the affirmative vote of a majority of the votes cast by the holders of shares of Farmer Mac's Voting Common Stock entitled to vote and represented in person or by proxy at the Meeting. The Board of Directors recommends a vote FOR adoption of the resolution approving, on an advisory basis, the compensation of

Farmer Mac's named executive officers, as described in this Proxy Statement, including the Compensation Discussion and Analysis, the related tabular disclosures, and the accompanying narrative disclosures. Proxies solicited by the Board of Directors will be so voted unless holders of Farmer Mac's Voting Common Stock specify to the contrary on their proxies, or unless authority to vote is withheld.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires Farmer Mac's officers and directors, and persons who beneficially own more than 10% of a registered class of Farmer Mac's equity securities, to file reports of ownership and changes in ownership on Forms 3, 4, and 5 with the SEC. Officers, directors, and owners of more than 10% of Farmer Mac's stock are required by SEC regulations to furnish Farmer Mac with copies of all Forms 3, 4, and 5 filed.

Based solely on Farmer Mac's review of its corporate records, which include copies of forms it has received, and written representations from certain reporting persons that they were not required to file a Form 5 for 2017, Farmer Mac believes that all of its officers, directors, and beneficial owners of greater than 10% of any class of its equity securities complied with all Section 16(a) filing requirements and timely filed all reports applicable to them for transactions during 2017.

SOLICITATION OF PROXIES

Farmer Mac will pay the cost of the Meeting and the costs of soliciting proxies, including the cost of mailing the proxy materials. Farmer Mac has retained Georgeson LLC to act as Farmer Mac's proxy solicitation firm for a fee of $5,500 plus expenses. In addition to solicitation by mail, employees of Georgeson LLC may solicit proxies by telephone, electronic mail, or personal interview. Brokerage houses, nominees, fiduciaries, and other custodians will be requested to forward solicitation material to the beneficial owners of shares of Voting Common Stock held of record by them, and Farmer Mac will reimburse them for their reasonable expenses.

OTHER MATTERS

In addition to the scheduled items of business set forth in this Proxy Statement, the enclosed proxy confers on the Proxy Committee discretionary authority to vote the shares represented thereby in accordance with its members' best judgment on all other matters that may be brought before the Meeting or any adjournment or postponement thereof and matters incident to the Meeting. The Board of Directors does not know of any other matter that may properly be presented for action at the Meeting. If any other matters not known at the time this Proxy Statement was printed are properly brought before the Meeting or any adjournment or postponement of the Meeting, the Proxy Committee intends to vote proxies in accordance with its members' best judgment.

Upon written request, Farmer Mac will furnish, without charge, to each person whose proxy is being solicited a copy of its Annual Report on Form 10-K for the fiscal year ended December 31, 2017, as filed with the SEC, which includes financial statements. Written requests should be directed to Farmer Mac's Secretary at 1999 K Street, N.W., Fourth Floor, Washington, D.C. 20006. A copy of Farmer Mac's most recent Form 10-K is also available on its website (www.farmermac.com) in the "Financial Information" portion of the "Investors" section. Please note that all references to www.farmermac.com and www.sec.gov in this Proxy Statement are inactive textual references only and that the information contained on these websites is not incorporated by reference into this Proxy Statement.
_____________________________
The giving of your proxy will not affect your right to vote your shares personally if you attend the Meeting. In any event, it is important that you complete, sign, and return the enclosed proxy card promptly to ensure that your shares are voted.

By order of the
Board of Directors,

Stephen P. Mullery
Secretary

April 2, 2018
Washington, D.C.

ANNEX A
Federal Agricultural Mortgage Corporation
Amended and Restated 2008 Omnibus Incentive Plan
Amended effective as of May 3, 2018
As Approved by the Board of Directors March 1, 2018
For Submission for Approval by the Voting Stockholders

Federal Agricultural Mortgage Corporation
Amended and Restated 2008 Omnibus Incentive Plan

Article 1. Establishment, Purpose, and Duration
1.1    Establishment. Federal Agricultural Mortgage Corporation, a federally chartered instrumentality of the United States (hereinafter referred to as the “Company”), establishes an incentive compensation plan to be known as the Federal Agricultural Mortgage Corporation 2008 Omnibus Incentive Plan, which was amended as of February 28, 2017 and May 3, 2018, and is now known as the Federal Agricultural Mortgage Corporation Amended and Restated 2008 Omnibus Incentive Plan (hereinafter referred to as the “Plan”), as set forth in this document.
This Plan permits the grant of Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Cash-Based Awards, and Other Stock-Based Awards.
This Plan shall become effective upon shareholder approval (the “Effective Date”) and shall remain in effect as provided in Section 1.3 hereof.
1.2    Purpose of this Plan. The purpose of this Plan is to provide a means whereby Employees and Directors of the Company develop a sense of proprietorship and personal involvement in the development and financial success of the Company, and to encourage them to devote their best efforts to the business of the Company, thereby advancing the interests of the Company and its shareholders. A further purpose of this Plan is to provide a means through which the Company may attract able individuals to become Employees or Directors of the Company and to provide a means whereby those individuals upon whom the responsibilities of the successful administration and management of the Company are of importance, can acquire and maintain stock ownership, thereby strengthening their concern for the welfare of the Company.
1.3    Duration of this Plan. No Awards may be granted under the Plan after May 3, 2028.
Article 2. Definitions
Except as otherwise provided in an applicable Award Agreement, the following capitalized terms shall have the meanings set forth below for purposes of the Plan and any Award.

2.1	“Annual Award Limit” or “Annual Award Limits” have the meaning set forth in Section 4.3.

2.2
“Award” means a grant under this Plan of Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Covered Employee annual incentive awards, Cash-Based Awards, or Other Stock-Based Awards (or any combination thereof), in each case subject to the terms of this Plan.

2.3
“Award Agreement” means a written agreement (including in electronic form) setting forth the terms and provisions applicable to an Award granted under this Plan, including any amendment or modification thereof.

2.4	“Board” or “Board of Directors” means the Board of Directors of the Company.

2.5	“Cash-Based Award” means an Award, settled in cash, granted pursuant to Article 10.

2.6	“Code” means the U.S. Internal Revenue Code of 1986, as amended, and the applicable rulings, regulations and guidance thereunder.

2.7
“Committee” means the Compensation Committee of the Board or a subcommittee thereof, or any other committee designated by the Board to administer this Plan. The members of the Committee shall be appointed from time to time by and shall serve at the discretion of the Board. The Committee shall consist solely of two (2) or more Directors, each of whom shall qualify as (i) a “nonemployee director” as defined in Rule 16b-3 promulgated under the Exchange Act and (ii) an “outside director” for purposes of Code Section 162(m), provided that clause (ii) will only be required for so long as the Board determines it necessary to assist with any exemption from Code Section 162(m). If the Committee does not exist or cannot function for any reason, the Board may take any action under the Plan that would otherwise be the responsibility of the Committee.

2.8	“Company” means Federal Agricultural Mortgage Corporation, a federally chartered instrumentality of the United States, and any successor thereto as provided in Article 19 herein.

2.9
“Covered Employee” means any key Employee who is or may become a “Covered Employee,” as defined in Code Section 162(m), and who is designated, either as an individual Employee or class of Employees, by the Committee within the shorter of: (a) ninety (90) days after the beginning of the Performance Period, or (b) twenty-five percent (25%) of the Performance Period has elapsed, as a “Covered Employee” under this Plan for such applicable Performance Period.

2.10	“Director” means any individual who is a member of the Board of Directors of the Company.

2.11	“Effective Date” has the meaning set forth in Section 1.1.

2.12
“Employee” means any individual designated as an employee of the Company or its Subsidiaries on the payroll records thereof. An Employee shall not include any individual during any period he or she is classified or treated by the Company or a Subsidiary as an independent contractor, a consultant, a nonemployee Director or any employee of an employment, consulting, or temporary agency or any other entity other than the Company or a Subsidiary, without regard to whether such individual is subsequently determined to have been or is subsequently retroactively reclassified as a common-law employee of the Company or any Subsidiary during such period.

2.13	“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the applicable rulings and regulations thereunder.

2.14
“Fair Market Value” or “FMV” means, as of any date, the value of a Share that is based on the closing price of a Share reported on the New York Stock Exchange (“NYSE”) or other established stock exchange (or exchanges) on the applicable date, the preceding trading day, the next succeeding trading day, or an average of trading days, as determined by the Committee in its discretion. Unless the Committee determines otherwise, Fair Market Value shall be deemed to be equal to the reported closing price of a Share on the most recent date on which Shares were publicly traded. In the event Shares are not publicly traded at the time a determination of their value is required to be made hereunder, the determination of their Fair Market Value shall be made by the Committee in such manner as it deems appropriate. For purposes of any Nonqualified Stock Option or Stock Appreciation Right that is intended to be exempt from Code Section 409A pursuant to Treasury Regulation Section 1.409A-1(b)(5), FMV shall not be less than the fair market value of a Share determined in accordance with the requirements of Treasury Regulation Section 1.409A-1(b)(5)(iv).

2.15	“Full-Value Award” means an Award other than in the form of an NQSO, or SAR, and which is settled by the delivery of Shares.

2.16	“Grant Price” means the FMV at the time of grant of an SAR pursuant to Article 7, used to determine the amount of any payment due to the Participant upon exercise of the SAR.

2.17	“Nonemployee Director” means a Director who is not an Employee.

2.18
“Nonemployee Director Award” means any NQSO, SAR, or Full-Value Award granted, whether singly, in combination, or in tandem, to a Participant who is a Nonemployee Director pursuant to such applicable terms, conditions, and limitations as the Board may establish in accordance with this Plan.

2.19
“Nonqualified Stock Option” or “NQSO” means an Option granted to an Employee to purchase Shares pursuant to Article 6, which Option is not intended to meet the requirements of Code Section 422, or that otherwise does not meet such requirements.

2.20	“Option” means a Nonqualified Stock Option, as described in Article 6.

2.21	“Option Price” means the price at which a Share may be purchased by a Participant pursuant to an Option.

2.22	“Other Stock-Based Award” means an equity-based or equity-related Award not otherwise described by the terms of this Plan, granted pursuant to Article 10.

2.23	“Participant” means any eligible individual as set forth in Article 5 to whom an Award is granted.

2.24
“Performance-Based Compensation” means compensation under an Award that is intended to satisfy the requirements of Code Section 162(m) for certain performance-based compensation paid to Covered Employees. Notwithstanding the foregoing, nothing in this Plan shall be construed to mean that an Award which does not satisfy the requirements for performance-based compensation under Code Section 162(m) does not constitute performance-based compensation for other purposes, including Code Section 409A.

2.25
“Performance Measures” means measures as described in Article 12 on which the performance goals are based and which are approved by the Company’s shareholders pursuant to this Plan in order to qualify Awards as Performance-Based Compensation.

2.26
“Performance Period” means the period of time during which the performance goals must be met in order to determine the degree of exercisability, vesting, distribution, and/or payment with respect to an Award.

2.27
“Performance Share” means an Award under Article 9 herein and subject to the terms of this Plan, denominated in Shares, the value of which at the time it is payable is determined as a function of the extent to which corresponding performance criteria have been achieved.

2.28
“Performance Unit” means an Award under Article 9 herein and subject to the terms of this Plan, denominated in United States dollars, the value of which at the time it is payable is determined as a function of the extent to which corresponding performance criteria have been achieved.

2.29
“Period of Restriction” means the period when Restricted Stock or Restricted Stock Units are subject to a substantial risk of forfeiture for purposes of Code Section 83 (based on the performance of services, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, in its discretion), as provided in Article 8.

2.30	“Plan” means this Federal Agricultural Mortgage Corporation 2008 Omnibus Incentive Plan, as amended from time to time.

2.31	“Plan Year” means the calendar year.

2.32	“Prior Plan” means the Company’s 1997 Incentive Plan, as amended and restated.

2.33	“Restricted Stock” means an Award of Shares granted or sold to a Participant pursuant to Article 8.

2.34	“Restricted Stock Unit” means a right, granted to a Participant pursuant to Article 8, to receive on a future date Shares or an amount in cash equal to the FMV of such Shares.

2.35	“Share” means a share of Class C Non-Voting common stock of the Company, $1.00 par value per share.

2.36
“Stock Appreciation Right” or “SAR” means a right, granted to a Participant pursuant to Article 7, to receive upon exercise of such right, in cash or Shares (or a combination thereof), an amount equal to the increase in the FMV of a number of Shares over the Grant Price.

2.37
“Subsidiary” means any corporation or other entity in which the Company has or obtains, directly or indirectly, a proprietary interest of more than fifty percent (50%) by reason of stock ownership or otherwise.

Article 3. Administration
3.1    General. The Committee shall be responsible for administering this Plan, subject to the provisions of this Plan. The Committee may engage attorneys, consultants, accountants, agents, and other individuals, any of whom may be an Employee, and the Committee, the Company, and its officers and Directors shall be entitled to rely upon the advice, opinions, or valuations of any such individuals. All actions taken and all interpretations and determinations made by the Committee shall be final, binding and conclusive upon the Participants, the Company, and all other interested parties.
3.2    Authority of the Committee. The Committee shall have full and exclusive discretionary power to interpret the terms and the intent of this Plan and any Award Agreement or other agreement or document ancillary to or in connection with this Plan, to determine eligibility for Awards, and to adopt such rules, regulations, forms, instruments, and guidelines for administering this Plan as the Committee may deem necessary or proper. Such authority shall include, but not be limited to, selecting Award recipients, establishing all Award terms and conditions, including the terms and conditions set forth in Award Agreements, granting Awards as an alternative to or as the form of payment for grants or rights earned or due under compensation plans or arrangements of the Company, construing any provision of the Plan or any Award Agreement, and, subject to Article 17, adopting modifications and amendments to this Plan or any Award Agreement.
3.3    Delegation. To the extent permitted by applicable law, regulation or rule, the Board or the Committee may designate one or more officers of the Company, Employees, or agents to assist with administration of the Plan and may grant authority to one or more officers of the Company to execute Award Agreements or other documents on behalf of the Company. Any authority granted to an officer of the Company, Employee, or agent by the Board or the Committee pursuant to this Section 3.3 shall be subject to such restrictions and limitations as the Board or the Committee may specify from time to time, and the Board or the Committee may at any time rescind the authority so delegated or appoint one or more other officers of the Company, Employees, or agents to assist with administration of the Plan. An officer of the Company, Employee, or agent appointed under this Section 3.3 to assist with the administration of the Plan shall serve in such capacity at the pleasure of the Board or the Committee.
3.4    Nonemployee Director Awards. The Board shall be responsible for administering this Plan with respect to Awards to Nonemployee Directors, subject to the provisions of this Plan. With respect to the administration of the Plan as it relates to Awards granted to Nonemployee Directors, references in this Plan to the “Committee” shall refer to the Board.
Article 4. Shares Subject to This Plan and Maximum Awards
4.1    Number of Shares Available for Awards. Subject to adjustment as provided in Section 4.4, the maximum number of Shares available for delivery to Participants and approved by shareholders under this Plan (the “Share Authorization”) shall be:

(a)	One million five hundred thousand (1,500,000) Shares, plus

(b)
Any Shares subject to outstanding awards under the Company’s Prior Plan as of the Effective Date that on or after the Effective Date cease for any reason to be subject to such awards (other than by reason of exercise or settlement of the awards to the extent they are exercised for or settled in vested and nonforfeitable Shares) up to an aggregate maximum of one million (1,000,000) Shares.

4.2    Share Usage. Shares covered by an Award shall only be counted as used to the extent they are actually delivered. Any Shares related to Awards which terminate by expiration, forfeiture, cancellation, or otherwise without the delivery of such Shares, are settled in cash in lieu of Shares, or are exchanged with the Committee’s permission, prior to the delivery of Shares, for Awards not involving Shares, shall be available again for grant under this Plan. Moreover, if the Option Price of any Option granted under this Plan or the tax withholding requirements with respect to any Award granted under this Plan are satisfied by tendering Shares to the Company (by either actual delivery or by attestation), or if an SAR is exercised, only the number of Shares delivered, net of the Shares tendered, if any, will be deemed delivered for purposes of determining the maximum number of Shares available for delivery under this Plan. The Shares available for delivery under this Plan may be authorized and unissued Shares or treasury Shares.
4.3    Annual Award Limits. The following limits (each an “Annual Award Limit” and, collectively, “Annual Award Limits”) shall apply to grants of such Awards under this Plan:

(a)	Options: The maximum aggregate number of Shares subject to Options granted in any one Plan Year to any one Participant shall be 300,000.

(b)	SARs: The maximum number of Shares subject to Stock Appreciation Rights granted in any one Plan Year to any one Participant shall be 300,000.

(c)
Restricted Stock or Restricted Stock Units: The maximum aggregate grant with respect to Awards of Restricted Stock or Restricted Stock Units in any one Plan Year to any one Participant shall be 150,000.

(d)
Performance Units or Performance Shares: The maximum aggregate Award of Performance Units or Performance Shares that a Participant may receive in any one Plan Year shall be 150,000 Shares, or equal to the value of 150,000 Shares determined as of the date of vesting or payout, as applicable.

(e)
Cash-Based Awards: The maximum aggregate amount awarded or credited with respect to Cash-Based Awards to any one Participant in any one Plan Year may not exceed the value of $2,000,000 dollars determined as of the date of vesting or payout, as applicable.

(f)	Other Stock-Based Awards: The maximum aggregate grant with respect to Other Stock-Based Awards pursuant to Section 10.2 in any one Plan Year to any one Participant shall be 150,000.
4.4    Adjustments in Authorized Shares. In the event of any corporate event or transaction, including, but not limited to, a change in the Shares or the capitalization of the Company, a merger, consolidation, reorganization, recapitalization, separation, partial or complete liquidation, stock dividend, stock split, reverse stock split, split up, spin-off, or other distribution of stock or property of the Company, combination of Shares, exchange of Shares, dividend in-kind, or other like change in capital structure, number of outstanding Shares or distribution (other than normal cash dividends) to shareholders of the Company, or any similar corporate event or transaction, the Committee, in order to prevent dilution or enlargement of Participants’ rights under this Plan and outstanding Awards, shall substitute or adjust, as applicable, the number and kind of Shares (or cash) that may be delivered under this Plan or under particular forms of Awards, the number and kind of Shares (or cash) subject to outstanding Awards, the Option Price or Grant Price applicable to outstanding Awards, the Annual Award Limits, and the terms and conditions of outstanding Awards. Notwithstanding anything herein to the contrary, the Committee may not take any such action described in this Section 4.4 that would cause an Award that is otherwise exempt from Code Section 409A to become subject to Code Section 409A, or cause an Award that is subject to the requirements of Code Section 409A to fail to comply with such requirements.
The Committee shall also make appropriate adjustments in the terms of any Awards under this Plan to reflect or related to such changes or distributions and to modify any other terms of outstanding Awards, including modifications of performance goals and changes in the length of Performance Periods. The determination of the Committee as to the foregoing adjustments, if any, shall be final, conclusive and binding on the Company and its Subsidiaries, and all Participants and other parties having any interest in an Award under this Plan.
Subject to the provisions of Article 17 and notwithstanding anything else herein to the contrary, without affecting the number of Shares reserved or available hereunder, the Committee may authorize the issuance or assumption of benefits, or grant of substitute Awards under this Plan in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate, subject to compliance with the rules under Code Sections 409A, and other applicable law, rules or regulations.

Article 5. Eligibility and Participation
5.1    Eligibility. Individuals eligible to participate in this Plan include all Employees and Directors.
5.2    Actual Participation. Subject to the provisions of this Plan, the Committee may, from time to time, select from all eligible individuals, those individuals to whom Awards shall be granted and shall determine, in its sole discretion, the nature of, any and all terms permissible by law, and the amount of each Award.
Article 6. Stock Options
6.1    Grant of Options. Subject to the terms and provisions of this Plan, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee, in its sole discretion. However, an Employee who is employed by a Subsidiary and is subject to Code Section 409A may only be granted Options to the extent the Shares corresponding to the Options qualify as “service recipient stock” for purposes of Code Section 409A.
6.2    Option Award Agreement. Each Option Award shall be evidenced by an Award Agreement that shall specify the Option Price, the maximum duration of the Option, the number of Shares to which the Option pertains, the conditions upon which an Option shall become vested and exercisable, and such other provisions as the Committee shall determine which are not inconsistent with the terms of this Plan. The Award Agreement also shall specify that the Option is intended to be an NQSO.
6.3    Option Price. The Option Price for each grant of an Option under this Plan shall be determined by the Committee in its sole discretion and shall be specified in the Award Agreement; provided, however, the Option Price must be at least equal to one hundred percent (100%) of the FMV of the Shares as determined on the date of grant.
6.4    Term of Options. Each Option granted to a Participant shall expire at such time as the Committee shall determine at the time of grant; provided, however, no Option shall be exercisable later than the tenth (10th) anniversary date of its grant.
6.5    Exercise of Options. Options granted under this Article 6 shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which terms and restrictions need not be the same for each grant or for each Participant.
6.6    Payment. Subject to the provisions of the applicable Award Agreement, Options granted under this Article 6 shall be exercised by the delivery of a notice of exercise to the Company or an agent designated by the Company in a form specified or accepted by the Committee, or by complying with any alternative procedures which may be authorized by the Committee, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.
A condition of the delivery of the Shares as to which an Option shall be exercised shall be the payment of the Option Price. The Option Price of any Option shall be payable to the Company in full either: (a) in cash or its equivalent; (b) by tendering (either by actual delivery or attestation) previously acquired Shares having an aggregate fair market value at the time of exercise equal to the Option Price; (c) by a cashless (broker-assisted) exercise; (d) by withholding Shares otherwise deliverable in connection with the exercise of the Option; (e) by any other method approved or accepted by the Committee in its sole discretion; or (f) by a combination of any of the foregoing, subject to such terms and conditions as the Committee, in its discretion, may impose.

Subject to any governing rules or regulations, as soon as practicable after receipt of written notification of exercise and full payment (including satisfaction of any applicable tax withholding), the Company shall deliver to the Participant evidence of book entry Shares, or upon the Participant’s request, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).
Unless otherwise determined by the Committee, all cash payments shall be made in United States dollars.
6.7    Restrictions. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Article 6 as it may deem advisable, including, without limitation, minimum holding period requirements, restrictions under applicable federal and state laws, blackout periods or under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded.
6.8    Termination of Employment. Each Participant’s Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant’s employment or provision of services to the Company or its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement, need not be uniform among all Options granted pursuant to this Article 6, and may reflect distinctions based on the reason for termination.
Except as provided in the Award Agreement and as provided below, if a Participant ceases for any reason to be employed by the Company or its Subsidiaries (unless such termination of employment was for “Cause”), the Participant may, at any time within ninety (90) days after the effective date of such termination of employment, exercise his or her Options to the extent that he or she would be entitled to exercise them on such date, but in no event shall any Option be exercisable more than ten (10) years from the date it was granted; provided, however, that the Committee shall have the discretion to determine whether Options not yet exercisable at the date of termination of employment shall become immediately exercisable for ninety (90) days thereafter. The Committee shall determine, subject to applicable law, whether a leave of absence shall constitute a termination of service.
If a Participant ceases to be employed by the Company or its Subsidiaries for “Cause,” the Participant’s unexercised Options shall terminate immediately. For purposes of this Section 6.8, “Cause” shall be defined as in the employment agreement, if any, between the Company or its Subsidiaries and such Participant, or, if there is no employment agreement, shall mean: (a) the willful failure of the Participant substantially to perform his or her duties, other than any such failure resulting from incapacity due to physical or mental illness, or (b) the willful engagement by the Participant in activities contrary to the best interests of the Company.
Unless otherwise provided in the Award Agreement, if a Participant dies while employed by the Company or its Subsidiaries, or within ninety (90) days after having retired with the consent of the Company or its Subsidiaries, the Shares which the Participant was entitled to exercise on the date of the Participant’s death under an Option or Options granted under the Plan may be exercised at any time after the Participant’s death by the Participant’s beneficiary; provided, however, that no Option may be exercised after the earlier of: (a) one (1) year after the Participant’s death, or (b) the expiration date specified for the particular Option in the Award Agreement; and provided, further, that any unvested Option or Options shall immediately vest upon the death of a Participant while employed by the Company or its Subsidiaries and may be exercised as provided in this Section 6.8.
Unless otherwise provided in the Award Agreement, if a Participant terminates employment by reason of Disability (as defined below), any unexercised Option held by the Participant shall, if unvested,

immediately vest and shall expire one (1) year after the Participant has a termination of employment because of such “Disability” and such Option may only be exercised by the Participant or his or her beneficiary to the extent that the Option was exercisable on the date of termination of employment because of such “Disability;” provided, however, no Option may be exercised after the expiration date specified for the particular Option in the Award Agreement. “Disability” shall mean: (a) in the case of a Participant whose employment with the Company or a Subsidiary is subject to the terms of an employment agreement between such Participant and the Company or Subsidiary, which employment agreement includes a definition of “Disability,” the term “Disability” as used in this Plan or any Award Agreement shall have the meaning set forth in such employment agreement during the period that such employment agreement remains in effect; and (b) in all other cases, the term “Disability” as used in this Plan or any Award Agreement shall mean a condition that (in the opinion of an independent medical consultant) has rendered the Participant mentally or physically incapable of performing the services required to be performed by the Participant and has resulted in the termination of the directorship or employment relationship, as the case may be.
6.9    No Other Feature of Deferral. No Option granted pursuant to this Plan shall provide for any feature for the deferral of compensation subject to Code Section 409A, unless such deferral complies with the requirements of Code Section 409A.
6.10    Right of First Refusal. The Committee may, in its discretion, include in any Award Agreement relating to an Option granted under the Plan a condition that the Participant shall agree to grant the Company a Right of First Refusal, which, if so included, shall have the following terms and conditions:

(a)
The Participant shall give the Company written notice (the “Offer Notice”) of the Participant’s intention to sell any Shares acquired (or to be acquired) upon exercise of an Option (the “Offered Shares”). The Company shall have three (3) business days (the “Exercise Period”) following receipt of the Offer Notice to determine whether to exercise its Right of First Refusal, which may be exercised either as to all or as to none of the Offered Shares. By the end of the Exercise Period, the Company shall have given written notice to the Participant of its election to exercise (the “Acceptance Notice”) or not to exercise (the “Rejection Notice”) its Right of First Refusal. The Participant shall tender the Offered Shares to the Company within ten (10) business days after receipt of an Acceptance Notice. Upon receipt of a Rejection Notice, the Participant may sell the Offered Shares free and clear of such Right of First Refusal.

(b)	The price to be paid by the Company for the Offered Shares shall be the Fair Market Value of the Company’s Shares.
Article 7. Stock Appreciation Rights
7.1    Grant of SARs. Subject to the terms and conditions of this Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Committee. However, an Employee who is employed by a Subsidiary and is subject to Code Section 409A may only be granted SARs to the extent the Shares corresponding to the SARs qualify as “service recipient stock” for purposes of Code Section 409A.
Subject to the terms and conditions of this Plan, the Committee shall have complete discretion in determining the number of SARs granted to each Participant and in determining the terms and conditions pertaining to such SARs which are not inconsistent with the terms of this Plan.

The Grant Price for each grant of an SAR shall be determined by the Committee and shall be specified in the Award Agreement; provided, however, the Grant Price on the date of grant must be at least equal to one hundred percent (100%) of the FMV of the Shares as determined on the date of grant.
7.2    SAR Award Agreement. Each SAR Award shall be evidenced by an Award Agreement that shall specify the Grant Price, the term of the SAR, and such other provisions as the Committee shall determine which are not inconsistent with the terms of this Plan.
7.3    Term of SAR. The term of an SAR granted under this Plan shall be determined by the Committee, in its sole discretion, and except as determined otherwise by the Committee and specified in the SAR Award Agreement, no SAR shall be exercisable later than the tenth (10th) anniversary date of its grant.
7.4    Exercise of SARs. SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes.
7.5    Settlement of SARs. Upon the exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

(a)	The excess of the Fair Market Value of a Share on the date of exercise over the Grant Price; by

(b)	The number of Shares with respect to which the SAR is exercised.
At the discretion of the Committee, the payment upon SAR exercise may be in cash, Shares, or any combination thereof, or in any other manner approved by the Committee in its sole discretion. The Committee’s determination regarding the form of SAR payout shall be set forth in the Award Agreement pertaining to the grant of the SAR.
7.6    Termination of Employment. Each Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the SAR following termination of the Participant’s employment with or provision of services to the Company or its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement, need not be uniform among all SARs granted pursuant to this Plan, and may reflect distinctions based on the reason for termination.
Except as provided in the Award Agreement and as provided below, if a Participant ceases for any reason to be employed by the Company or its Subsidiaries (unless such termination of employment was for “Cause”), the Participant may, at any time within ninety (90) days after the effective date of such termination of employment, exercise his or her SARs to the extent that he or she would be entitled to exercise them on such date, but in no event shall any SAR be exercisable more than ten (10) years from the date it was granted; provided, however, that the Committee shall have the discretion to determine whether SARs not yet exercisable at the date of termination of employment shall become immediately exercisable for ninety (90) days thereafter. The Committee shall determine, subject to applicable law, whether a leave of absence shall constitute a termination of service.
If a Participant ceases to be employed by the Company or its Subsidiaries for “Cause,” the Participant’s unexercised SARs shall terminate immediately. For purposes of this Section 7.6, “Cause” shall be defined as in the employment agreement, if any, between the Company or its Subsidiaries and such Participant, or, if there is no employment agreement, shall mean: (a) the willful failure of the Participant substantially to perform his or her duties, other than any such failure resulting from incapacity due to physical or mental illness, or (b) the willful engagement by the Participant in activities contrary to the best interests of the Company.
Unless otherwise provided in the Award Agreement, if a Participant dies while employed by the Company or its Subsidiaries, or within ninety (90) days after having retired with the consent of the Company or its Subsidiaries, the Shares which the Participant was entitled to exercise on the date of the Participant’s death under an SAR or SARs granted under the Plan may be exercised at any time after the Participant’s death by the Participant’s beneficiary; provided, however, that no SAR may be exercised after the earlier of: (a) one (1) year after the Participant’s death, or (b) the expiration date specified for the particular SAR in the Award Agreement; and provided, further, that any unvested SAR or SARs shall immediately vest upon the death of a Participant while employed by the Company or its Subsidiaries and may be exercised as provided in this Section 7.6.
Unless otherwise provided in the Award Agreement, if a Participant terminates employment by reason of Disability (as defined below), any unexercised SAR held by the Participant shall, if unvested, immediately vest and shall expire one (1) year after the Participant has a termination of employment because of such “Disability” and such SAR may only be exercised by the Participant or his or her beneficiary to the extent that the SAR was exercisable on the date of termination of employment because of such “Disability;” provided, however, no SAR may be exercised after the expiration date specified for the particular SAR in the Award Agreement. “Disability” shall mean: (a) in the case of a Participant whose employment with the Company or a Subsidiary is subject to the terms of an employment agreement between such Participant and the Company or Subsidiary, which employment agreement includes a definition of “Disability,” the term “Disability” as used in this Plan or any Award Agreement shall have the meaning set forth in such employment agreement during the period that such employment agreement remains in effect; and (b) in all other cases, the term “Disability” as used in this Plan or any Award Agreement shall mean a condition that (in the opinion of an independent medical consultant) has rendered the Participant mentally or physically incapable of performing the services required to be performed by the Participant and has resulted in the termination of the directorship or employment relationship, as the case may be.
7.7    Restrictions. The Committee shall impose such other conditions and/or restrictions on any Shares received upon exercise of an SAR granted pursuant to this Plan as it may deem advisable or desirable. These restrictions may include, but shall not be limited to, a requirement that the Participant hold the Shares received upon exercise of an SAR for a specified period of time, restrictions under applicable federal and state laws, blackout periods or under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded.
7.8    No Other Feature of Deferral. No SAR granted pursuant to this Plan shall provide for any feature for the deferral of compensation subject to Code Section 409A unless such deferral complies with the requirements of Code Section 409A.
Article 8. Restricted Stock and Restricted Stock Units
8.1    Grant of Restricted Stock or Restricted Stock Units. Subject to the terms and provisions of this Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock and/or Restricted Stock Units to Participants in such amounts as the Committee shall determine.
8.2    Restricted Stock and Restricted Stock Unit Award Agreement. Each Restricted Stock and/or Restricted Stock Unit Award shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock or the number of Restricted Stock Units granted, and such other provisions as the Committee shall determine which are not inconsistent with the terms of this Plan.
8.3    Restrictions. The Committee shall impose such other conditions and/or restrictions on any Shares of Restricted Stock or Restricted Stock Units granted pursuant to this Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock or each Restricted Stock Unit, restrictions based upon the achievement of specific performance goals, service-based restrictions on vesting following the attainment of the performance goals, service-based restrictions, and/or restrictions under applicable laws or under the requirements of any stock exchange or market upon which such Shares are listed or traded, or holding requirements or sale restrictions placed on the Shares by the Company upon vesting of such Restricted Stock or Restricted Stock Units.
To the extent deemed appropriate by the Committee, the Company may retain the certificates representing Shares of Restricted Stock in the Company’s possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied or lapse.
Except as otherwise provided in this Article 8, Shares of Restricted Stock subject to each Restricted Stock Award shall become freely transferable by the Participant after all conditions and restrictions applicable to such Shares have been satisfied or lapse (including satisfaction of any applicable tax withholding obligations), and Restricted Stock Units shall be paid in cash, Shares, or a combination of cash and Shares as the Committee, in its sole discretion, shall determine.
8.4    Certificate Legend. In addition to any legends placed on certificates pursuant to Section 8.3, each certificate representing Shares of Restricted Stock granted pursuant to this Plan may bear a legend such as the following or as otherwise determined by the Committee in its sole discretion:
The sale or transfer of Shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer as set forth in the Federal Agricultural Mortgage Corporation 2008 Omnibus Incentive Plan, and in the associated Award Agreement. A copy of this Plan and such Award Agreement may be obtained from Federal Agricultural Mortgage Corporation.
8.5    Voting Rights. Shares corresponding to Awards under this Plan have no voting rights.
8.6    Termination of Employment. Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain Restricted Stock and/or Restricted Stock Units following termination of the Participant’s employment with or provision of services to the Company or its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Shares of Restricted Stock or Restricted Stock Units delivered pursuant to this Plan, and may reflect distinctions based on the reasons for termination.
8.7    Section 83(b) Election. The Committee may provide in an Award Agreement that the Award of Restricted Stock is conditioned upon the Participant making or refraining from making an election with respect to the Award under Code Section 83(b). If a Participant makes an election pursuant to Code Section 83(b) concerning a Restricted Stock Award, the Participant shall be required to file promptly a copy of such election with the Company.

8.8    No Other Feature of Deferral. No Restricted Stock Unit granted pursuant to this Plan shall provide for any feature for the deferral of compensation subject to Code Section 409A unless such deferral complies with the requirements of Code Section 409A.
Article 9. Performance Units/Performance Shares
9.1    Grant of Performance Units/Performance Shares. Subject to the terms and provisions of this Plan, the Committee, at any time and from time to time, may grant Performance Units and/or Performance Shares to Participants in such amounts and upon such terms as the Committee shall determine.
9.2    Performance Unit and Performance Share Award Agreement. Each Performance Unit and/or Performance Share Award shall be evidenced by an Award Agreement that shall specify the number of Performance Units and/or Performance Shares granted, the performance goals, and the applicable Performance Period, and such other provisions as the Committee shall determine which are not inconsistent with the terms of this Plan.
9.3    Value of Performance Units/Performance Shares. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. The Committee, in its discretion, shall set performance goals for each Performance Period which, depending on the extent to which they are met, will determine the value and/or number of Performance Units/Performance Shares that will be paid out or distributed to the Participant.
9.4    Earning of Performance Units/Performance Shares. Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Units/Performance Shares shall be entitled to receive payout of the value and/or distribution of the number of Performance Units/Performance Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.
9.5    Form and Timing of Distribution or Payment of Performance Units/Performance Shares. Distribution of Shares or payment of the value earned pursuant to Performance Units/Performance Shares shall be as determined by the Committee and as evidenced in the Award Agreement. Subject to the terms of this Plan, the Committee, in its sole discretion, may pay earned Performance Units/Performance Shares in the form of cash or in Shares (or in a combination thereof) equal to the value of the earned Performance Units/Performance Shares at the close of the applicable Performance Period, unless the terms of the Award require payment at some later date. Any Shares delivered pursuant to Performance Share Awards may be subject to any restrictions deemed appropriate by the Committee. The determination of the Committee with respect to the form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award.
9.6    Termination of Employment. Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain Performance Units and/or Performance Shares following termination of the Participant’s employment with or provision of services to the Company or its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Awards of Performance Units or Performance Shares granted pursuant to this Plan, and may reflect distinctions based on the reasons for termination.

Article 10. Cash-Based Awards and Other Stock-Based Awards
10.1    Grant of Cash-Based Awards. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Cash-Based Awards to Participants in such amounts and upon such terms as the Committee may determine.
10.2    Other Stock-Based Awards. The Committee may grant other types of equity-based or equity-related Awards not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted Shares) in such amounts and subject to such terms and conditions as the Committee shall determine. Such Awards may involve the transfer of actual Shares to Participants, or payment in cash or otherwise of amounts based on the value of Shares, and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.
10.3    Cash-Based and Other Stock-Based Award Agreements. Each Cash-Based and/or Other Stock-Based Award shall be evidenced by an Award Agreement that shall specify the payment amount or the number of Shares granted, the performance goals and the Performance Period, if applicable, the time and form of payment or distribution, and such other provisions as the Committee shall determine which are not inconsistent with the terms of this Plan.
10.4    Value of Cash-Based and Other Stock-Based Awards. Each Cash-Based Award shall specify a payment amount or formula for calculating the payment amount, as determined by the Committee. Each Other Stock-Based Award shall be expressed in terms of Shares or units based on Shares, as determined by the Committee. The Committee may establish performance goals in its discretion. If the Committee exercises its discretion to establish performance goals, the number and/or value of Cash-Based Awards or Other Stock-Based Awards that will be paid out to the Participant will depend on the extent to which the performance goals are met.
10.5    Payment of Cash-Based Awards and Other Stock-Based Awards. Payment, if any, with respect to a Cash-Based Award or an Other Stock-Based Award shall be made in accordance with the terms of the Award, in cash or Shares as the Committee determines.
10.6    Termination of Employment. The Committee shall determine the extent to which the Participant shall have the right to receive payment or distribution under any Cash-Based Awards or Other Stock-Based Awards following termination of the Participant’s employment with or provision of services to the Company or its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, may be included in an agreement entered into with each Participant, but need not be uniform among all Awards of Cash-Based Awards or Other Stock-Based Awards granted pursuant to the Plan, and may reflect distinctions based on the reasons for termination.
Article 11. Transferability of Awards
11.1    Transferability. Except as provided in Section 11.2 below, during a Participant’s lifetime, his or her Awards shall be exercisable only by the Participant. Awards shall not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated other than by will or the laws of descent and distribution; no Awards shall be subject, in whole or in part, to attachment, execution, or levy of any kind; and any purported transfer in violation hereof shall be null and void. The Committee may establish such procedures as it deems appropriate for a Participant to designate a beneficiary to whom any amounts payable or Shares deliverable in the event of, or following, the Participant’s death, may be provided.

11.2    Committee Action. The Committee may, in its discretion, determine that notwithstanding Section 11.1, any or all Awards shall be transferable to and exercisable by such transferees, and subject to such terms and conditions as the Committee may deem appropriate.
Article 12. Performance Measures
12.1    Performance Measures. The performance goals upon which the payment or vesting of an Award to a Covered Employee that is intended to qualify as Performance-Based Compensation shall be limited to the following Performance Measures but such goals may also be applied to other awards:

(a)
Net earnings or net income (before or after taxes, the impact of changes in the fair value of derivatives, stock plan expenses, yield maintenance and/or loan losses) or any other measure that uses all or part of such components;

(b)	Earnings per share;

(c)	Revenues or mission volume or growth therein;

(d)	Net operating profit;

(e)	Return measures (including, but not limited to, return on assets, capital, invested capital, equity, sales, or revenue);

(f)	Cash flow (including, but not limited to, operating cash flow, free cash flow, cash flow return on equity, and cash flow return on investment);

(g)	Earnings before or after taxes, interest, depreciation, and/or amortization;

(h)	Gross or operating margins;

(i)	Productivity ratios;

(j)	Share price (including, but not limited to, growth measures and total shareholder return);

(k)	Assets;

(l)	Cash position;

(m)	Equity or stockholders’ equity;

(n)	Ratio of debt to debt plus equity;

(o)	Expense targets;

(p)	Margins;

(q)	Operating efficiency;

(r)	Market share;

(s)	Customer satisfaction;

(t)	Working capital targets;

(u)	Delinquency rate;

(v)	Net charge-offs;

(w)	Economic value added or EVA (net operating profit after tax minus the sum of capital multiplied by the cost of capital);

(x)
Capital measures, including but not limited to, compliance with applicable regulatory capital requirements and the excess of the capital over statutory minimum capital requirements, risk-based capital requirements, or other established capital targets; and

(y)	Results of regulatory reviews and examinations.
Any Performance Measure(s) may be used to measure the performance of the Company and/or Subsidiary as a whole or any business unit of the Company and/or Subsidiary, or any combination thereof, as the Committee may deem appropriate, or any of the above Performance Measures as compared to the performance of a group of comparator companies, or published or special index that the Committee, in its sole discretion, deems appropriate, or the Company may select Performance Measure (j) above as compared to various stock market indices. The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of performance goals pursuant to the Performance Measures specified in this Article 12.
12.2    Evaluation of Performance. The Committee may provide in any such Award that any evaluation of performance may include or exclude any of the following events that occurs during a Performance Period: (a) asset write-downs; (b) litigation or claim judgments or settlements; (c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results; (d) any reorganization and restructuring programs; (e) unusual or infrequently occurring items as described in FASB Accounting Standards Codification Topic 220 and/or reflected in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to shareholders for the applicable year; (f) acquisitions or divestitures; and (g) foreign exchange gains and losses. To the extent such inclusions or exclusions affect Awards to Covered Employees that are intended to be exempt from Code Section 162(m), they shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility.
12.3    Adjustment of Performance-Based Compensation. Awards that are intended to qualify as Performance-Based Compensation may not be adjusted upward. The Committee shall retain the discretion to adjust such Awards downward, either on a formula or discretionary basis, or any combination as the Committee determines.
12.4    Committee Discretion. In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing Performance Measures without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval. In addition, in the event the Committee determines that it is advisable to grant Awards that shall not qualify as Performance-Based Compensation, the Committee may make such grants without satisfying the requirements of Code Section 162(m) and base vesting on Performance Measures other than those set forth in Section 12.1.
Article 13. Nonemployee Director Awards
Nonemployee Directors may only be granted Nonemployee Director Awards under the Plan in accordance with this Article 13. From time to time, the Board shall set the amount(s) and type(s) of equity awards that shall be granted to all Nonemployee Directors on a periodic basis pursuant to the Plan. The Board shall grant such Nonemployee Director Awards to Nonemployee Directors as it shall from time to time determine.
Article 14. Dividends and Dividend Equivalents
Any Participant selected by the Committee may be granted dividend equivalents based on the dividends declared on Shares that are subject to any Award (other than an Option or Stock Appreciation Right), to be credited as of dividend payment dates, during the period between the date the Award is granted and the date the Award vests or expires, as determined by the Committee, provided that no dividend equivalents or dividends shall be paid with respect to Shares under an Award before they vest (or such later date as the Shares are treated as compensation for the Participant). Such dividend equivalents shall be converted to cash or additional Shares by such formula and at such time and subject to such limitations as may be determined by the Committee when the decision to grant the Award is made, unless the Award is not deferred compensation for purposes of Code Section 409A.

Article 15. Beneficiary Designation
Each Participant under this Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under this Plan is to be paid in case of his death before he receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. In the absence of any such beneficiary designation, benefits remaining unpaid or rights remaining unexercised at the Participant’s death shall be paid to or exercised by the Participant’s executor, administrator, or legal representative.
Article 16. Rights of Participants
16.1    Employment. Nothing in this Plan or an Award Agreement shall interfere with or limit in any way the right of the Company or its Subsidiaries to terminate any Participant’s employment or service on the Board or to the Company or its Subsidiaries at any time or for any reason not prohibited by law, nor confer upon any Participant any right to continue his employment or service as a Director for any specified period of time.
Neither an Award nor any benefits arising under this Plan shall constitute an employment contract with the Company or its Subsidiaries and, accordingly, subject to Articles 3 and 17, this Plan and the benefits hereunder may be terminated at any time in the sole and exclusive discretion of the Committee without giving rise to any liability on the part of the Company or its Subsidiaries.
16.2    Participation. No individual shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.
16.3    Rights as a Shareholder. Except as otherwise provided herein, a Participant shall have none of the rights of a shareholder with respect to Shares covered by any Award until the Participant becomes the record holder or beneficial owner of such Shares.
Article 17. Amendment, Modification, Suspension, and Termination
17.1    Amendment, Modification, Suspension, and Termination. Subject to Section 17.3, the Board or the Committee may, at any time and from time to time, alter, amend, modify, suspend, or terminate this Plan and any Award Agreement in whole or in part; provided, however, that without the prior approval of the Company’s shareholders and except as provided in Section 4.4, Options or SARs granted under this Plan will not be repriced, replaced, or regranted through cancellation, or by lowering the Option Price of a previously granted Option or the Grant Price of a previously granted SAR, nor will any outstanding Options having an Option Price or SARs having a Grant Price less than the current FMV be canceled in exchange for cash or other Awards, and no material amendment of this Plan shall be made without shareholder approval if shareholder approval is required by law, regulation, stock exchange rule or otherwise.
17.2    Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.4 hereof) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under this Plan.

17.3    Awards Previously Granted. Notwithstanding any other provision of this Plan to the contrary (other than Section 17.4), no termination, amendment, suspension, or modification of this Plan or an Award Agreement shall adversely affect in any material way any Award previously granted under this Plan, without the written consent of the Participant holding such Award.
17.4    Amendment to Conform to Law. Notwithstanding any other provision of this Plan to the contrary, the Board or the Committee may unilaterally amend the Plan or an Award Agreement in accordance with the following:

(a)
The Board or the Committee may amend the Plan or an Award Agreement to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of conforming the Plan or an Award Agreement to any present or future law relating to plans of this or similar nature, and to the administrative regulations and rulings promulgated thereunder. By accepting an Award under this Plan, a Participant agrees to any amendment made pursuant to this Section 17.4 to any Award granted under the Plan without further consideration or action.

(b)
The Board or the Committee may amend the Plan or an Award Agreement to: (i) exempt the Award from the requirements of Code Section 409A or preserve the intended tax treatment of the benefits provided with respect to the Award, or (ii) comply with the requirements of Section 409A of the Code.

Article 18. Withholding
18.1    Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, up to the maximum statutory amount to satisfy federal, state, and local taxes, required by law or regulation to be withheld with respect to any taxable event relating to an Award.
18.2    Share Withholding. With respect to withholding required upon the exercise of Options or SARs, upon the lapse of restrictions on Restricted Stock and Restricted Stock Units, or upon the achievement of performance goals related to Performance Shares, or any other taxable event arising as a result of an Award granted hereunder, Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a fair market value on the date the tax is to be determined up to the maximum statutory total tax that could be imposed on the transaction. All such elections shall be irrevocable, made in writing, and signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.
Article 19. Successors
All obligations of the Company under this Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.
Article 20. General Provisions
20.1    Forfeiture Events. The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award.
20.2    Legend. The certificates for Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer of such Shares.
20.3    Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.
20.4    Severability. In the event any provision of this Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of this Plan, and this Plan shall be construed and enforced as if the illegal or invalid provision had not been included.
20.5    Requirements of Law. The granting of Awards and the delivery of Shares under this Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.
20.6    Delivery of Title. The Company shall have no obligation to issue or deliver evidence of title for Shares granted pursuant to this Plan prior to:

(a)	Obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and

(b)
Completion of any registration or other qualification of the Shares under any applicable federal or state law or ruling of any governmental body that the Company determines to be necessary or advisable.

20.7    Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful delivery or sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to deliver or sell such Shares as to which such requisite authority shall not have been obtained.
20.8    Uncertificated Shares. To the extent that this Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange.
20.9    Unfunded Plan. Participants shall have no right, title, or interest whatsoever in or to any investments that the Company or its Subsidiaries may make to aid it in meeting its obligations under this Plan. Nothing contained in this Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and its Subsidiaries and any Participant, beneficiary, legal representative, or any other individual. To the extent that any individual acquires a right to receive payments from the Company or its Subsidiaries under this Plan, such right shall be no greater than the right of an unsecured general creditor of the Company or a Subsidiary, as the case may be. All payments to be made hereunder shall be paid from the general funds of the Company or a Subsidiary, as the case may be, and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in this Plan.
20.10    No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to this Plan or any Award. The Committee shall determine whether cash, Awards, or other property shall be delivered or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.
20.11    Retirement and Welfare Plans. Neither Awards made under this Plan nor Shares or cash paid pursuant to such Awards may be included as “compensation” for purposes of computing the benefits payable to any Participant under the Company’s or any Subsidiary’s retirement plans (both qualified and nonqualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing a Participant’s benefit.
20.12    Code Section 409A. Notwithstanding any provision in this Plan or any Award Agreement to the contrary, if any provision of this Plan or any Award Agreement contravenes any regulations or guidance promulgated under Code Section 409A or could cause any Award to be subject to additional taxes, accelerated taxation, interest or penalties under Code Section 409A, the Company may, in its sole discretion and without the Participant’s consent, modify this Plan or any Award Agreement: (i) to comply with, or avoid being subject to, Code Section 409A, or to avoid the imposition of any taxes, accelerated taxation, interest or penalties under Code Section 409A, and (ii) to maintain, to the maximum extent practicable, the original intent of the applicable provision without contravening the provisions of Code Section 409A. This section does not create an obligation on the part of the Company to modify this Plan or any Award Agreement and does not guarantee that the Awards will not be subject to interest or penalties under Code Section 409A.
20.13    Nonexclusivity of this Plan. The adoption of this Plan shall not be construed as creating any limitations on the power of the Board or Committee to adopt such other compensation arrangements as it may deem desirable.
20.14    No Constraint on Corporate Action. Nothing in this Plan shall be construed to: (a) limit, impair, or otherwise affect the Company’s or a Subsidiary’s right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or (b) limit the right or power of the Company or a Subsidiary to take any action which such entity deems to be necessary or appropriate.
20.15    Governing Law, Exclusive Jurisdiction, and Venue. The Plan and each Award Agreement shall be governed by federal law, to the extent federal law incorporates state law, that law shall be the laws of the District of Columbia, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Plan to the substantive law of another jurisdiction. Unless otherwise provided in the Award Agreement, recipients of an Award under this Plan are deemed to submit to the exclusive jurisdiction and venue of the federal courts in the District of Columbia, to resolve any and all issues that may arise out of or relate to this Plan or any Award Agreement.
20.16    Indemnification. Subject to requirements of federal law, each individual who is or shall have been a member of the Board, or a Committee appointed by the Board, or an officer of the Company to whom authority was delegated in accordance with Article 3, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under this Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his/her own behalf, unless such loss, cost, liability, or expense is a result of his/her own willful misconduct or except as expressly provided by statute.
The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such individuals may be entitled under the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

**YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.**

# FEDERAL AGRICULTURAL MORTGAGE CORPORATION

## 2018 Annual Meeting of Stockholders

**May 3, 2018**
**8:00 a.m. local time**

**This Proxy is Solicited on Behalf of the Board of Directors**

**Please Be Sure To Mark, Sign, Date and Return Your Proxy Card in the Envelope Provided**

▲ FOLD HERE · DO NOT SEPARATE · INSERT IN ENVELOPE PROVIDED ▲

**PROXY — CLASS A**

Please mark your votes like this **X**

1. Election of Directors

**NOMINEES:**

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

❍ (01) Dennis L. Brack ____________

❍ (02) James R. Engebretsen ____________

❍ (03) Dennis A. Everson ____________

❍ (04) Mitchell A. Johnson ____________

❍ (05) Clark B. Maxwell ____________

**INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ●**

If you do withhold authority to vote for any nominee(s), your votes will be allocated equally among the remaining nominees unless you specify a different allocation in the space above.

***TO CUMULATE YOUR VOTE, SEE INSTRUCTION AT RIGHT.**

______________________________

______________________________

______________________________

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

| | FOR | AGAINST | ABSTAIN |
|---|---|---|---|
| 2. Proposal to ratify the selection of PricewaterhouseCoopers LLP as independent auditor for Farmer Mac for the fiscal year ending December 31, 2018. | ☐ | ☐ | ☐ |

**The Board of Directors recommends a vote "FOR" proposal 2.**

**The Board of Directors recommends a vote "FOR" proposal 3.**

| | FOR | AGAINST | ABSTAIN |
|---|---|---|---|
| 4. Proposal to approve, on an advisory basis, the compensation of Farmer Mac's named executive officers disclosed in the Proxy Statement. | ☐ | ☐ | ☐ |

**The Board of Directors recommends a vote "FOR" proposal 4.**

***INSTRUCTIONS TO CUMULATE YOUR VOTE:** To cumulate your vote for one or more of the listed nominees, write the manner in which such votes shall be cumulated by indicating the allocation by percentage or number of votes in the space to the right of the nominee name(s). The cumulative number of votes you have is 5 times the number of shares of Class A Voting Common Stock you owned on March 15, 2018. All of your votes may be cast for a single nominee or may be distributed among any number of nominees. If you are cumulating your vote, do not mark the circle to the left of the name of the nominee(s) for whom you are voting.

CONTROL NUMBER

☐

**Signature**______________________ **Signature, if held jointly**______________________ **Date**__________, **2018.**

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee, or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

# CLASS A VOTING COMMON STOCK
# FEDERAL AGRICULTURAL MORTGAGE CORPORATION

## ANNUAL MEETING OF STOCKHOLDERS
## 8:00 a.m. on May 3, 2018

## NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

**The Notice of Annual Meeting, Proxy Statement, Proxy Card, and 2017 Annual Report are available at www.farmermac.com/investors/financial-information/**

▲ FOLD HERE · DO NOT SEPARATE · INSERT IN ENVELOPE PROVIDED ▲

**PROXY**

**THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS**

# FEDERAL AGRICULTURAL MORTGAGE CORPORATION
## PROXY FOR ANNUAL MEETING OF STOCKHOLDERS, MAY 3, 2018

The undersigned hereby appoints John C. Covington, R. Dale Lynch, and Stephen P. Mullery, and any of them, as Proxies for the undersigned and to vote all of the shares of **Class A Voting Common Stock** of the FEDERAL AGRICULTURAL MORTGAGE CORPORATION ("Farmer Mac") that the undersigned is entitled to vote at the Annual Meeting of Stockholders of Farmer Mac to be held at 8:00 a.m. on May 3, 2018 at The Town Hall, 1999 K Street, N.W., First Floor, Washington, D.C. 20006, and at any adjournment or postponement thereof.

**The Board of Directors recommends a vote FOR the election of all nominees, FOR proposal 2, FOR proposal 3, and FOR proposal 4.**

**IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND, WHEN PROPERLY EXECUTED, WILL BE VOTED AS INSTRUCTED HEREIN. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES, FOR PROPOSAL 2, FOR PROPOSAL 3, AND FOR PROPOSAL 4.**

**PLEASE VOTE, DATE, AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.**

**(Continued and to be marked, dated and signed on the other side)**

**YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.**

# FEDERAL AGRICULTURAL MORTGAGE CORPORATION

## 2018 Annual Meeting of Stockholders

**May 3, 2018**
**8:00 a.m. local time**

**This Proxy is Solicited on Behalf of the Board of Directors**

**Please Be Sure To Mark, Sign, Date and Return Your Proxy Card in the Envelope Provided**

**▲ FOLD HERE · DO NOT SEPARATE · INSERT IN ENVELOPE PROVIDED ▲**

**PROXY — CLASS B**

Please mark your votes like this X

1. Election of Directors

**NOMINEES:**

FOR ALL NOMINEES ☐
WITHHOLD AUTHORITY FOR ALL NOMINEES ☐
FOR ALL EXCEPT (See instructions below) ☐

❍ (01) Richard H. Davidson ________
❍ (02) Thomas W. Hill ________
❍ (03) Robert G. Sexton ________
❍ (04) Keri L. Votruba ________
❍ (05) Douglas E. Wilhelm ________

**INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ●**

If you do withhold authority to vote for any nominee(s), your votes will be allocated equally among the remaining nominees unless you specify a different allocation in the space above.

***TO CUMULATE YOUR VOTE, SEE INSTRUCTION AT RIGHT.**

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

**The Board of Directors recommends a vote "FOR" proposal 2.**

**The Board of Directors recommends a vote "FOR" proposal 3.**

**The Board of Directors recommends a vote "FOR" proposal 4.**

***INSTRUCTIONS TO CUMULATE YOUR VOTE:** To cumulate your vote for one or more of the listed nominees, write the manner in which such votes shall be cumulated by indicating the allocation by percentage or number of votes in the space to the right of the nominee name(s). The cumulative number of votes you have is 5 times the number of shares of Class B Voting Common Stock you owned on March 15, 2018. All of your votes may be cast for a single nominee or may be distributed among any number of nominees. If you are cumulating your vote, do not mark the circle to the left of the name of the nominee(s) for whom you are voting.

CONTROL NUMBER

**Signature**________________ **Signature, if held jointly**________________ **Date**__________, **2018.**

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee, or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

# CLASS B VOTING COMMON STOCK
# FEDERAL AGRICULTURAL MORTGAGE CORPORATION

## ANNUAL MEETING OF STOCKHOLDERS
## 8:00 a.m. on May 3, 2018

## NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

**The Notice of Annual Meeting, Proxy Statement, Proxy Card, and 2017 Annual Report are available at www.farmermac.com/investors/financial-information/**

▲ FOLD HERE · DO NOT SEPARATE · INSERT IN ENVELOPE PROVIDED ▲

**PROXY**

**THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS**

# FEDERAL AGRICULTURAL MORTGAGE CORPORATION
## PROXY FOR ANNUAL MEETING OF STOCKHOLDERS, MAY 3, 2018

The undersigned hereby appoints John C. Covington, R. Dale Lynch, and Stephen P. Mullery, and any of them, as Proxies for the undersigned and to vote all of the shares of **Class B Voting Common Stock** of the FEDERAL AGRICULTURAL MORTGAGE CORPORATION ("Farmer Mac") that the undersigned is entitled to vote at the Annual Meeting of Stockholders of Farmer Mac to be held at 8:00 a.m. on May 3, 2018 at The Town Hall, 1999 K Street, N.W., First Floor, Washington, D.C. 20006, and at any adjournment or postponement thereof.

**The Board of Directors recommends a vote FOR the election of all nominees, FOR proposal 2, FOR proposal 3, and FOR proposal 4.**

**IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND, WHEN PROPERLY EXECUTED, WILL BE VOTED AS INSTRUCTED HEREIN. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES, FOR PROPOSAL 2, FOR PROPOSAL 3, AND FOR PROPOSAL 4.**

**PLEASE VOTE, DATE, AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.**

**(Continued and to be marked, dated and signed on the other side)**